                                                                    EXHIBIT 10.7

                           SECOND AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT

                         DATED AS OF SEPTEMBER 24, 2001

                                  BY AND AMONG

                                   NUCO2 INC.,

                  THE LENDERS FROM TIME TO TIME PARTIES HERETO,

                    SUNTRUST BANK, AS SUCCESSOR BY MERGER TO
               SUNTRUST BANK, SOUTH FLORIDA, NATIONAL ASSOCIATION,
                  AS ADMINISTRATIVE AGENT, AS ISSUING BANK AND
                              AS SWING LINE LENDER,

                  HELLER FINANCIAL, INC., AS SYNDICATION AGENT,

                      BNP PARIBAS, AS DOCUMENTATION AGENT,

                                       AND

                   SUNTRUST ROBINSON HUMPHREY CAPITAL MARKETS,
                  A DIVISION OF SUNTRUST CAPITAL MARKETS, INC.,
                                   AS ARRANGER

     SECTION 2.16    Fees  29

     SECTION 4.16    Taxes 47
     SECTION 4.17    Margin Regulations.........................................................................47
     SECTION 4.18    ERISA 47

                                       ii

ARTICLE IX    THE AGENT 65

                                      iii

Annexes

Annex A     Capital Expenditures

Exhibits

Exhibit A   -   Form of Revolving Note
Exhibit B   -   Form of Swing Line Note
Exhibit C   -   Form of Notice of Borrowing
Exhibit D   -   Form of Guaranty Agreement
Exhibit E   -   Form of Contribution Agreement
Exhibit F   -   Form of Closing Certificate
Exhibit G   -   Form of Opinion of Counsel of the Company and the Guarantors
Exhibit H   -   Form of Compliance Certificate
Exhibit I   -   Form of Assignment Agreement
Exhibit J   -   Projections

Schedules

Schedule 4.07   -    Outstanding Indebtedness
Schedule 4.08   -    Insurance Certificates
Schedule 4.18   -    ERISA
Schedule 4.21   -    Subsidiaries
Schedule 6.01   -    Liens

                                       iv

             SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

            THIS SECOND AMENDED AND RESTATED  REVOLVING CREDIT AGREEMENT,  dated as of September  24, 2001, by and among NUCO2 INC., a Florida  corporation  (the
"Company"), SUNTRUST BANK, a Georgia banking corporation, as successor by merger to SunTrust  Bank,  South  Florida,  National  Association,  a national  banking association ("SunTrust"),  and the other banks and lending institutions that are signatories  to this Agreement or that  hereafter  become  "Lenders" as provided herein (SunTrust and such other banks and lending  institutions,  individually a
"Lender"  and  collectively,  the  "Lenders"),   SunTrust  in  its  capacity  as
Administrative  Agent for the Lenders (the  "Administrative  Agent"), as Issuing
Bank (the "Issuing  Bank"),  and as Swing Line Lender (the "Swing Line Lender"),
Heller Financial,  Inc., a Delaware corporation,  in its capacity as Syndication
Agent (the "Syndication  Agent"), and BNP Paribas, a French banking organization acting through its New York branch, in its capacity as Documentation  Agent (the
"Documentation Agent").

                              W I T N E S S E T H :
                               -------------------

            WHEREAS,  the Company,  the Administrative Agent and certain lenders signatory  thereto  entered  into that certain  Amended and  Restated  Revolving
Credit  Agreement,  dated as of May 4, 1999,  as amended by that  certain  First
Amendment to Amended and Restated  Revolving  Credit  Agreement dated as of June
16, 1999, as amended by that certain Second  Amendment and Waiver to Amended and
Restated  Revolving Credit Agreement dated as of February 7, 2000, as amended by that certain Third Amendment to Amended and Restated  Revolving Credit Agreement
dated as of May 12, 2000, as amended by that certain Fourth Amendment to Amended and Restated  Revolving  Credit Agreement dated as of September 28, 2000, and as amended by that certain Fifth Amendment to Amended and Restated Revolving Credit
Agreement dated as of December 5, 2000 (the "Original Credit Agreement");

            WHEREAS,  certain financial institutions not parties to the Original
Credit Agreement (the "New Lenders") are willing to become Lenders hereunder and to provide a portion of such revolving credit facility;

            WHEREAS,  the Company has requested,  and the Lenders have agreed to amend and restate the Original  Credit  Agreement to make certain  amendments on the terms and subject to the conditions set forth herein;

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged,  the parties hereto,  intending to be legally bound, agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

            SECTION  1.01  Definitions.  In addition to the other terms  defined herein, the following terms used herein shall have the meanings herein specified
(such meanings to be equally applicable to both the singular and plural forms of the terms defined):

            "Additional  Guarantor" shall have the meaning assigned to such term in Section 5.14(a).

            "Administrative Agent" shall have the meaning set forth in the first paragraph of this Agreement.

            "Advance" shall mean any advance by a Lender under the Commitments.

            "Administrative   Agent  Fee"  shall  mean  the  administrative  fee
      described in the fee letter,  payable on the Closing  Date and  thereafter annually in advance to the Administrative Agent during the period prior to the Commitment Termination Date.

            "Affiliate" shall mean, with respect to any Person, any other Person
      (including  all directors  and officers of such Person) that,  directly or indirectly through one or more  intermediaries,  controls or is controlled by, or is under common control with, such first Person.  A Person shall be deemed to control another Person if such first Person possesses,  directly or  indirectly,  the  power  to  direct  or  cause  the  direction  of the management  and  policies  of  such  other  Person,  whether  through  the ownership of voting securities, by contract or otherwise.

            "Agent" shall mean the  Administrative  Agent, the Syndication Agent and the Documentation Agent.

            "Agreement"  shall mean this Second  Amended and Restated  Revolving
      Credit Agreement,  either as originally  executed or as hereafter amended, restated, renewed, extended,  supplemented or otherwise modified from time to time.

            "Annualized  EBITDA" shall mean (i) for the quarter ending September
      30,  2001,  EBITDA for the fiscal  quarter  ending on the last day of such quarter multiplied by four; (ii) for the quarter ending December 31, 2001, the sum of (a)  EBITDA for the  fiscal  quarter  ending on the last day of such quarter plus (b) EBITDA for the fiscal quarter ending on the last day of September  30, 2001,  multiplied by two;  (iii) for the quarter  ending
      March 31, 2002, the sum of (a) EBITDA for the fiscal quarter ending on the last day of such quarter plus (b) EBITDA for the fiscal  quarter ending on the last day of December  31, 2001 plus (c) EBITDA for the fiscal  quarter ending on the last day of September  30,  2001,  divided by three and then multiplied  by four;  and (iv) for the  quarter  ending  June 30, 2002 and thereafter,  EBITDA for the four preceding  fiscal  quarters ending on the last day of such  quarter;  provided,  however,  to EBITDA for the quarter ending  September 30, 2001,  while that quarter is used in the  Annualized
      EBITDA calculation for such quarter and each subsequent quarter,  shall be added non-recurring  charges associated with the amortization of remaining loan fees and any waiver fees and any termination cost associated with the
      Company's  current interest rate protection  agreement during such quarter in the amount of $1,600,000.00.

            "Annualized  Interest Expense" shall mean (i) for the quarter ending
      September 30, 2001,  Interest Expense for the fiscal quarter ending on the last day of such quarter  multiplied by four;  (ii) for the quarter ending
      December 31, 2001, the sum of (a) Interest  Expense for the fiscal quarter ending on the last day of such quarter  plus (b) Interest  Expense for the fiscal quarter ending on the last day of September 30, 2001, multiplied by two;  (iii) for the quarter ending March 31, 2002, the sum of (a) Interest
      Expense for the fiscal quarter ending on the last day of such quarter plus
      (b)  Interest  Expense  for the fiscal  quarter  ending on the last day of
      December 31, 2001 plus (c) Interest  Expense for the fiscal quarter ending on the  last  day of  September  30,  2001,  divided  by  three  and  then multiplied  by four;  and (iv) for the  quarter  ending  June 30, 2002 and thereafter, Interest Expense for the four preceding fiscal quarters ending on the last day of such quarter.

            "Applicable  Commitment  Fee  Percentage"  shall mean the percentage designated below based on the Company's Total Debt Coverage Ratio for each fiscal quarter-end, as indicated below:

             Total Debt Coverage Ratio                                Applicable Commitment
                                                                         Fee Percentage

             Less than 2.50:1.0                                            0.375%

             Greater than or equal to 2.50:1.0 and less than 3.00:1.0      0.375%

             Greater than or equal to 3.00:1.0 and less than 3.50:1.0      0.50%

             Greater than or equal to 3.50:1.0 and less than 4.00:1.0      0.50%

             Greater than or equal to 4.00:1.0                             0.50%

      Each change in the Applicable  Commitment Fee Percentage  resulting from a change in the Total Debt  Coverage  Ratio shall be  effective on the first
      Business  Day   immediately   following   the  date  of  delivery  to  the
      Administrative  Agent of the annual  financial  statements  required under
      Section 5.03(a)(i),  or the quarterly financial statements for each Fiscal
      Quarter required under Section  5.03(a)(ii),  as applicable,  in each case together with the Compliance  Certificate required by Section 5.03(a)(ii), indicating such change;  provided,  however, from the Closing Date through and including  March 31, 2002,  the  Applicable  Commitment Fee Percentage
      shall be 0.50%;  provided,  further, at any time any Default under Section
      8.01(a),  (j) or (k) or Event of Default has occurred  and is  continuing, the Applicable Commitment Fee Percentage shall be 0.50%.

            "Applicable   Law"   shall   mean,   anything   in   Section   10.05
      notwithstanding,  (i) all  applicable  common law and principles of equity and (ii) all  applicable  provisions of all (a)  constitutions,  statutes,

      rules,  regulations and orders of governmental  bodies,  (b)  Governmental
      Approvals, and (c) orders, decisions,  judgments and decrees of all courts and arbitrators.

            "Applicable Margin" shall mean the percentage designated below based on the Company's Total Debt Coverage Ratio for each fiscal quarter-end, as indicated below:

          Total Debt Coverage Ratio          Applicable Margin     Applicable Margin
                                             (LIBOR Advance)       (Base Rate Advance)

      Less than 2.50:1.0                       2.50%               1.50%

      Greater than or equal to 2.50:1.0
      and less than 3.00:1.0                   2.75%               1.75%

      Greater than or equal to 3.00:1.0
      and less than 3.50:1.0                   3.00%               2.00%

      Greater than or equal to 3.50:1.0
      and less than 4.00:1.0                   3.25%               2.25%

      Greater than or equal to 4.00:1.0        3.50%               2.50%

      Each change in the Applicable  Margin resulting from a change in the Total
      Debt  Coverage  Ratio  shall  be  effective  on  the  first  Business  Day immediately  following the date of delivery to the Administrative Agent of the annual financial statements required under Section 5.03(a)(i),  or the quarterly  financial  statements  for each Fiscal  Quarter  required under
      Section  5.03(a)(ii),  as  applicable,  in each  case  together  with  the
      Compliance  Certificate required by Section  5.03(a)(ii),  indicating such change;  provided,  however, that for the period commencing on the Closing
      Date through and including March 31, 2002, the Applicable  Margin on LIBOR
      Advances and Base Rate  Advances  shall be 3.50% and 2.50%,  respectively.
      Notwithstanding  the  foregoing  and subject to Section  2.23, at any time during which the Company has failed to deliver such  financial  statements and certificates when required by Sections 5.03(a)(i) and 5.03(a)(ii),  as applicable,  the  Applicable  Margin  shall be  increased by 2% per annum, until such time as the delinquent financial  statements are delivered,  at which time the Applicable Margin shall be reset as provided above.

            "Asset  Value" shall mean,  with respect to any property or asset of the  Company or any of its  Subsidiaries  as of any  particular  date,  an amount  equal  to the  then  book  value  of such  property  or  asset  as established in accordance with GAAP.

            "Assignment  Agreement"  shall  mean  an  agreement  in the  form of
      Exhibit I.

            "Assignment of Leases" shall mean that certain  Assignment of Leases agreement,  dated as of October 31, 1997, executed by the Company and each
      Subsidiary in favor of the Administrative  Agent,  assigning the Company's and each  Subsidiary's  lessee's  interest in any leasehold  (except those leaseholds whose terms prohibit assignments), as the same may be hereafter amended, restated,  renewed, extended,  supplemented or otherwise modified from time to time.

            "Availability"  shall mean, with respect to any  Commitment,  at any time, the amount by which such Commitment exceeds all Advances outstanding under such Commitment.

            "Bankruptcy Law" shall mean laws governing bankruptcy, suspension of payments,  reorganization,  arrangement,  adjustment  of debts,  relief of debtors, dissolution, or other similar laws relating to the enforcement of creditors' rights generally.

            "Base  Rate"  shall mean the  higher of (i) the rate which  SunTrust designates  from time to time as its prime lending rate, as in effect from time to time,  and (ii) the Federal  Funds Rate, as in effect from time to time,  plus one-half of one percent (0.50%) per annum (any changes in such rates to be  effective  as of the date of any  change in such  rate).  The
      SunTrust prime lending rate is a reference  rate and does not  necessarily represent  the  lowest  or best rate  actually  charged  to any  customer.
      SunTrust may make commercial loans or other loans at rates of interest at, above, or below the SunTrust prime lending rate.

            "Base Rate  Advance"  shall mean any Advance  made to the Company by the Lenders at an interest rate equal to the Base Rate plus the Applicable
      Margin for such Advance.

            "Borrowing" shall mean a borrowing under the Commitments  consisting of simultaneous Advances by the Lenders, including Swing Line Borrowings.

            "Business  Day" shall  mean a day of the year  other than  Saturday,
      Sunday or any other day on which the  Administrative  Agent is required to close.

            "Capital Expenditures" shall mean, for any period, expenditures made by the Company and its  Subsidiaries to acquire or construct fixed assets, property,  plant,  and equipment  (including  renewals,  improvements  and replacements,  but excluding  repairs) and customer  accounts  during such period computed in accordance with GAAP.

            "Capital Stock" means all shares of capital stock of or in a Person, whether voting or non-voting,  and including,  without limitation,  common stock,  preferred  stock and options or warrants to purchase or  otherwise acquire any such capital stock.

            "CERCLA"  shall  mean  the  Comprehensive   Environmental   Response
      Compensation and Liability Act, as amended by the Superfund Amendments and
      Reauthorization Act (42 U.S.C. ss. 9601 et seq.).

            "Change in Control"  shall mean the occurrence of one or more of the following events:  (a) any sale,  lease,  exchange or other transfer (in a single  transaction  or a  series  of  related  transactions)  of  all  or substantially  all of the  assets of the  Company to any Person or "group"
      (within the meaning of the  Exchange  Act and the rules of the  Securities and Exchange Commission  thereunder in effect on the date hereof), (b) the acquisition  of  ownership,  directly or  indirectly,  beneficially  or of record,  by any Person or "group"  (within the meaning of the Exchange Act and the rules of the Securities and Exchange  Commission  thereunder as in effect on the date hereof) of 40% or more of the outstanding shares of the voting stock of the  Company;  (c)  occupation  of a majority of the seats
      (other  than  vacant  seats) on the board of  directors  of the Company by
      Persons who were neither (i)  nominated by the current  board of directors or (ii) appointed by directors so nominated,  or (d) a "change in control"
      under any Subordinated Debt.

            "Closing Date" shall mean September 24, 2001.

            "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time,  and the  regulations  promulgated  and the  rulings  issued thereunder.

            "Collateral"  shall mean all real and personal  property and assets, including,  without limitation,  all intangible property, now or hereafter existing,  of the Company and its  Subsidiaries  over which the Company or such Subsidiary has granted a Lien to the Administrative Agent pursuant to the Security Documents, and all proceeds and products thereof.

            "Commitments"   shall  mean,   collectively,   the  Revolving   Loan
      Commitments,  the  Letter  of  Credit  Subcommitment  and the  Swing  Line
      Subcommitment.

            "Commitment  Fee"  shall  have the  meaning  set  forth  in  Section
      2.16(b).

            "Commitment  Termination  Date"  shall have the meaning set forth in
      Section 2.01.

            "Company" shall have the meaning set forth in the first paragraph of this Agreement.

            "Company Pledge  Agreement"  shall mean that certain Stock and Notes
      Pledge Agreement (Company),  dated as of October 31, 1997, executed by the
      Company in favor of the  Administrative  Agent, as amended by that certain
      First Amendment to Stock and Notes Pledge Agreement (Company), dated as of
      May 4, 1999,  as amended by that  certain  Second  Amendment  to Stock and
      Notes Pledge  Agreement  (Company),  dated as of the Closing Date,  and as hereafter amended, restated,  supplemented or otherwise modified from time to time.

            "Company  Security  Agreement"  shall mean that certain  Amended and
      Restated Security Agreement  (Company),  dated as of the Closing Date, and as hereafter  amended,  restated,  supplemented or otherwise modified from time to time.

            "Company  Trademark  Security  Agreement"  shall  mean that  certain
      Trademark  Security  Agreement  (Company),  dated as of October 31,  1997, executed by the Company in favor of the  Administrative  Agent, as amended by the First Amendment to Trademark Security Agreement (Company), dated as of May 4, 1999, as amended by that certain  Second  Amendment to Trademark
      Security  Agreement  (Company),  dated  as of  the  Closing  Date,  and as hereafter amended, restated,  supplemented or otherwise modified from time to time.

            "Compliance Certificate" shall have the meaning set forth in Section
      5.03(a)(ii).

            "Consolidated Companies" shall mean,  collectively,  the Company and all of its Subsidiaries.

            "Consolidated  Net Income  (Loss)" shall mean, for any fiscal period of the  Company,  the  net  income  (or  loss)  of  the  Company  and  its
      Subsidiaries  for  such  period  determined  on a  consolidated  basis  in accordance  with GAAP,  but excluding  therefrom (to the extent  otherwise included  therein) (i) any extraordinary  gains or losses,  (ii) any gains attributable  to write-ups of assets and (iii) any equity  interest of the
      Company or any Subsidiary of the Company in the unremitted earnings of any
      Person  that is not a  Subsidiary  and (iv) any  income  (or  loss) of any
      Person accrued prior to the date it becomes a Subsidiary or is merged into or  consolidated  with the Company or any Subsidiary or the date that such
      Person's assets are aquired by the Company or any Subsidiary.

            "Consolidated   Net   Worth"   shall   mean,   as  of  the  date  of
      determination,  the  total  shareholders'  equity of the  Company  and its
      Subsidiaries, determined in accordance with GAAP.

            "Contractual  Obligations" of any Person shall mean any provision of any  security  issued by such Person or of any  agreement,  instrument  or undertaking  under which such Person is obligated or by which it or any of its property is bound.

            "Contribution   Agreement"  shall  mean  that  certain  Amended  and
      Restated  Contribution  Agreement,  dated as of May 4, 1999, as amended by
      that  certain  First  Amendment  to  Amended  and  Restated   Contribution
      Agreement,  dated as of the Closing Date, executed by the Company and each of the  Guarantors,  a copy of which  is  attached  hereto  as  Exhibit  E attached hereto, as hereafter amended, restated, supplemented or otherwise modified from time to time.

            "Debt Service  Coverage  Ratio" shall mean, for any fiscal period of the Company and its  Subsidiaries on a consolidated  basis, as of any date of determination, the ratio of (a) Annualized EBITDA for the fiscal period ending on the last day of such  period,  to (b) the sum of (x)  Annualized
      Interest  Expense  for the  fiscal  period  ending on the last day of such period  plus (y)  one-seventh  (1/7) of the then  outstanding  balance  of
      Senior Debt.

            "Default" shall mean any event that,  with the giving of notice,  or lapse of time, or both, would constitute an Event of Default.

            "Documentation  Agent" shall have the meaning set forth in the first paragraph of this Agreement.

            "EBITDA"  shall mean, for the Company and its  Subsidiaries  for any period,  an amount equal to the sum of (a)  Consolidated Net Income (Loss)
      for  such  period  PLUS  (b)  to  the  extent   deducted  in   determining
      Consolidated Net Income (Loss) for such period, (i) Interest Expense, (ii)
      income tax expense, and (iii) depreciation and amortization, determined on a consolidated basis in accordance with GAAP in each case for such period.

            "Environmental  Indemnity"  shall  mean that  certain  Environmental
      Indemnity Agreement, dated as of the Closing Date, executed by the Company in favor of  Administrative  Agent on behalf of the  Lenders,  as amended, restated, modified or otherwise supplemented.

            "Environmental  Laws"  shall  mean all  federal,  state,  local  and foreign  statutes and codes or  regulations,  rules or ordinances  issued,
      promulgated,   or  approved   thereunder,   now  or  hereafter  in  effect
      (including, without limitation, those with respect to asbestos or asbestos containing  material  or  exposure  to  asbestos  or  asbestos  containing material),  relating to pollution or  protection  of the  environment  and
      relating  to  public  health  and  safety,   relating  to  (i)  emissions,
      discharges,  releases or threatened releases of pollutants,  contaminants, chemicals or  industrial  toxic or hazardous  constituents,  substances or wastes,  including without  limitation,  any Hazardous  Substance (as such term is  defined  under  CERCLA),  petroleum  including  crude  oil or any fraction  thereof,  any  petroleum  product or other  waste,  chemicals or substances  regulated  by  any  Environmental  Law  into  the  environment
      (including without  limitation,  ambient air, surface water, ground water, land surface or subsurface strata),  or (ii) the manufacture,  processing, distribution, use, generation,  treatment, storage, disposal, transport or handling  of any  Hazardous  Substance  (as  such  term is  defined  under
      CERCLA),  petroleum  including  crude  oil or any  fraction  thereof,  any petroleum product or other waste, chemicals or substances regulated by any
      Environmental Law, and (iii) underground storage tanks and related piping, and emissions,  discharges and releases or threatened  releases therefrom, such Environmental  Laws to include,  without limitation (i) the Clean Air
      Act (42  U.S.C.ss.  7401 et seq.),  (ii) the Clean Water Act (33 U.S.C.ss.
      1251 et seq.),  (iii)  the  Resource  Conservation  and  Recovery  Act (42
      U.S.C.ss.  6901 et  seq.),  (iv)  the  Toxic  Substances  Control  Act (15
      U.S.C.ss.2601 et seq.) and (v) CERCLA.

            "ERISA" shall mean the Employee  Retirement  Income  Security Act of
      1974 and all rules and regulations  promulgated  pursuant thereto,  as the same may from time to time be supplemented or amended.

            "ERISA   Affiliate"  shall  mean  any  trade  or  business  (whether incorporated or unincorporated) which together with the Company is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code.

            "Event of Default" shall have the meaning set forth in Article VIII.

            "Exchange  Act" shall mean the  Securities  Exchange Act of 1934, as amended from time to time, and any successor statute thereto.

            "Executive Officer" shall mean each of the executive officers of the
      Company and any Person  hereafter  holding the following office or offices which,  individually or collectively,  are assigned  substantially similar duties: Chief Executive Officer, President and Chief Financial Officer.

            "Facilities"  shall mean,  collectively,  the Commitments  described hereunder.

            "Federal  Funds  Rate" shall mean,  for any  period,  a  fluctuating interest  rate per annum  equal  for each day  during  such  period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal  Reserve System  arranged by Federal funds brokers, as published  for such day (or, if such day is not a Business Day, for the next preceding  Business Day) by the Federal Reserve Bank of Atlanta,  or,
      if such rate is not so published  for any day which is a Business Day, the average of the  quotations for such day on such  transactions  received by the  Administrative  Agent from three  Federal funds brokers of recognized standing selected by it.

            "Fees" shall mean,  collectively,  the Administrative  Agent Fee and the Letter of Credit Fee.

            "Fiscal  Quarter"  shall mean a fiscal  quarter of the Company  with each such fiscal quarter  ending on each March 31, June 30,  September 30, and December 31.

            "Fiscal Year" shall mean a fiscal year of the Company; references to a Fiscal Year with a number  corresponding to any calendar year (e.g., the
      "Fiscal Year 2001")  refers to the Fiscal Year ending during such calendar year with each such fiscal year ending on June 30.

            "Foreign  Plan" shall mean any  pension,  profit  sharing,  deferred compensation,  or other  employee  benefit  plan,  program or  arrangement maintained by any foreign subsidiary which, under applicable local law, is required to be funded through a trust or other funding vehicle.

            "GAAP" shall mean generally accepted accounting principles set forth in the opinions and  pronouncements of the Accounting  Principles Board of the American  Institute of Certified Public Accountants and statements and pronouncements  of the  Financial  Accounting  Standards  Board or in such other  statements by such other entity as may be approved by a significant segment of the  accounting  profession  in the United  States of  America, which are applicable to the circumstances as of the date of determination;
      provided,  that for purposes of determining  compliance with the financial covenant  levels in Article VII,  such levels shall be  determined  on the basis of GAAP in effect as of June 30, 2001.

            "Governmental   Approval"   shall   mean  any   order,   permission,
      authorization, consent, approval, license, franchise, permit or validation of, exemption by, registration or filing with, or report or notice to, any governmental agency or unit, or any public commission, board or authority.

            "Guarantor Pledge Agreement" shall mean that certain Stock and Notes
      Pledge Agreement  (Guarantors),  dated as of October 31, 1997, executed by each Guarantor in favor of the  Administrative  Agent,  as amended by that certain First Amendment to Stock and Notes Pledge Agreement  (Guarantors),

      dated as of May 4, 1999,  as amended by that certain  Second  Amendment to
      Stock and Notes  Pledge  Agreement  (Guarantors),  dated as of the Closing
      Date,  and as  hereafter  amended,  restated,  supplemented  or  otherwise modified from time to time.

            "Guarantor  Security  Agreement" shall mean that certain Amended and
      Restated Security  Agreement  (Guarantors),  dated as of the Closing Date, and as hereafter  amended,  restated,  supplemented or otherwise  modified from time to time.

            "Guarantor  Trademark  Security  Agreement"  shall mean that certain
      Trademark Security Agreement  (Guarantors),  dated as of October 31, 1997, executed  by each  Guarantor  in favor  of the  Administrative  Agent,  as amended by that certain First  Amendment to Trademark  Security  Agreement
      (Guarantors),  dated as of May 4, 1999, as amended by that certain  Second
      Amendment to Trademark  Security Agreement  (Guarantors),  dated as of the
      Closing  Date,  and  as  hereafter  amended,  restated,   supplemented  or
      otherwise modified from time to time.

            "Guarantors"  shall  mean,  collectively,  each  Subsidiary  of  the
      Company  that has executed a Guaranty  Agreement  as of the Closing  Date, together with all other  Subsidiaries  that  hereafter  execute a Guaranty
      Agreement,   and  their  respective   successors  and  permitted  assigns.
      "Guarantor" shall mean any of the Guarantors.

            "Guaranty  Agreement"  shall mean that certain  Amended and Restated
      Guaranty  Agreement,  dated as of May 4, 1999,  as amended by that certain
      First Amendment to Amended and Restated Guaranty Agreement dated as of the
      Closing Date,  executed by each of the  Guarantors in favor of the Lenders and the  Administrative  Agent,  substantially  in the form of  Exhibit  D attached hereto, as hereafter amended, restated, supplemented or otherwise modified from time to time.

            "Guaranty   Documents"  shall  mean,   collectively,   the  Guaranty
      Agreement,  and each other guaranty  agreement,  mortgage,  deed of trust, assignment  of  lease,  security  agreement,  pledge  agreement,  or other security or collateral document  guaranteeing or securing the Obligations, as the same may be amended,  restated,  or supplemented from time to time, and the Contribution Agreement executed by each of the Guarantors,  as the same may be amended, restated or supplemented from time to time.

            "Guaranty  Obligations"  shall mean the obligation of the Guarantors to the Lenders and the Administrative  Agent, as set forth in the Guaranty
      Agreement.

            "Hazardous  Substance"  shall have the meaning assigned to that term in CERCLA.

            "Indebtedness" of any person shall mean,  without  duplication,  (i)
      obligations of such person for borrowed  money,  (ii)  obligations of such person evidenced by bonds, debentures, notes or other similar instruments,
      (iii) obligations of such person in respect of the deferred purchase price of  property  or  services  (other  than trade  payables  incurred  in the ordinary  course  of  business  on terms  customary  in the  trade),  (iv)
      obligations  of such  person  under any  conditional  sale or other  title retention  agreement(s)  relating to property acquired by such person, (v)
      capitalized lease obligations of such person, (vi) obligations, contingent or otherwise, of such person in respect of letters of credit,  acceptances or similar  extensions of credit,  (vii) all indebtedness of a third party

                                       10

      secured by any lien on property owned by such person,  whether or not such indebtedness  has been assumed by such person,  (viii) all  obligations of such person,  contingent  or  otherwise,  to purchase,  redeem,  retire or otherwise  acquire  for  value  any  common  stock  of such  person,  (ix)
      off-balance   sheet   liability   retained   in   connection   with  asset
      securitization programs, synthetic leases, sale and leaseback transactions or other similar obligations arising with respect to any other transaction which is the functional  equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheet of such person and its subsidiaries,  (x) obligations under any interest rate hedge agreement or foreign exchange agreement, and (xi) guaranties by such person of the type of  indebtedness  described  in clauses (i) through (x)
      above.

            "Interest Expense" shall mean, for any fiscal period of the Company, total cash  interest  expense  (including,  without  limitation,  interest expense  attributable to capitalized leases in accordance with GAAP during such period  (whether or not actually  paid during such  period)) plus the net amount  payable  (or minus the net amount  receivable)  under  hedging agreements  during such period  (whether or not actually  paid during such period) of the Company and its Subsidiaries, on a consolidated basis.

            "Interest  Period"  shall  mean  (i) as to any  LIBOR  Advance,  the interest period selected by the Company pursuant to Section  2.18(a),  and with respect to a Swing Line Loan, a period of such duration not to exceed thirty (30) days, as the Company may request and the Swing Line Lender may agree in accordance with Section 2.03.

            "Investment"  shall mean, when used with respect to any Person,  any direct or indirect advance,  loan or other extension of credit (other than the creation of receivables in the ordinary course of business) or capital contribution  by such Person (by means of  transfers of property to others or payments for property or services for the account or use of others,  or otherwise)  to any  Person,  or any direct or  indirect  purchase or other acquisition  by such Person of, or of a beneficial  interest  in,  capital stock, partnership interests, bonds, notes, debentures or other securities or equity interests issued by any other Person.

            "Issuing  Bank"  shall  have the  meaning  set  forth  in the  first paragraph of this Agreement.

            "Lenders" shall have the meaning set forth in the first paragraph of this Agreement.

            "Lending Office" shall mean, for each Lender, the office such Lender may  designate  in  writing  from  time  to time  to the  Company  and the
      Administrative  Agent  with  respect  to  Base  Rate  Advances  and  LIBOR
      Advances.

            "Letter of Credit  Fee" shall have the  meaning set forth in Section
      2.16(c).

            "Letter of Credit  Obligations"  shall mean, with respect to Letters of Credit,  as at any date of  determination,  the sum of (a) the  maximum aggregate  amount which at such date of  determination  is available to be drawn by the  beneficiaries  thereof  (assuming the conditions for drawing thereunder  have been met) under all Letters of Credit  then  outstanding,

                                       11

      plus (b) the  aggregate  amount of all  drawings  under  Letters of Credit honored by the  Administrative  Agent not  theretofore  reimbursed  by the
      Company.

            "Letter of Credit Subcommitment" shall mean $2,000,000.

            "Letters of Credit" shall mean the letters of credit issued pursuant to Section 2.04 hereof by the Administrative  Agent for the account of the
      Company  pursuant to the Letter of Credit  Subcommitment  of the Revolving
      Loan Commitments.

            "LIBOR" shall mean, for any Interest  Period,  the offered rates for deposits in U.S.  dollars for a period  comparable to the Interest  Period appearing on the Telerate Screen Page 3750, as of 11:00 a.m., London time, on the day that is two London  banking days prior to the Interest  Period.
      If at least two such rates  appear on the Telerate  Screen Page 3750,  the rate for that Interest  Period will be the arithmetic  mean of such rates, and in  either  case as such  rates  may be  adjusted  for any  applicable reserve requirements.

            "LIBOR  Advance"  shall mean any advance  made to the Company by the
      Lenders at an interest rate equal to LIBOR plus the Applicable  Margin for such Advance.

            "Lien"  shall  mean  any  mortgage,   pledge,   security   interest,
      encumbrance,  lien,  assignment or charge of any kind or  description  and shall  include,  without  limitation,  any  agreement  to give  any of the foregoing,  any conditional sale or other title retention  agreement,  any lease in the nature  thereof  including  any lease or similar  arrangement with a public  authority  executed  in  connection  with the  issuance  of industrial  development  revenue bonds or pollution control revenue bonds, and the filing of or agreement to give any financing  statement  under the
      Uniform Commercial Code (or comparable law) of any jurisdiction naming the owner of the asset to which such lien  applies as a debtor  (other  than a filing which does not evidence an  outstanding  secured  obligation,  or a commitment to make advances or to incur any other obligation of any kind).

            "Loan  Documents"  shall  mean  this  Agreement,  each  Exhibit  and
      Schedule  to this  Agreement,  the  Notes,  the  Guaranty  Documents,  the
      Security  Documents,  the  Letters  of Credit,  and each  other  document, instrument,  certificate and opinion  executed and delivered in connection with the foregoing, each as amended,  restated,  supplemented or otherwise modified from time to time as provided in Section 10.02.

            "Margin  Regulations"  shall mean  Regulation  T,  Regulation  U and
      Regulation X of the Board of Governors of the Federal Reserve  System,  as
      the same may be in effect from time to time.

            "Material  Contract"  shall mean any  contract  or other  agreement, written or oral, of the Company or its  Subsidiaries the failure to comply with which  could  reasonably  be expected  to have a  Materially  Adverse
      Effect.

            "Materially  Adverse Effect" shall mean a materially  adverse change in the  operations,  business,  property or assets of, or in the condition
      (financial   or   otherwise)   or  prospects   of,  the  Company  and  its
      Subsidiaries, taken as a whole; provided, however, that realization of the

                                       12

      costs and charges taken by the Company for the Fiscal  Quarter ending June
      30, 2001 in the amount of $7,600,000.00 shall not be considered a material adverse  change;  provided,  further,  that  realization  of the costs and charges taken by the Company for the Fiscal Quarter  ending  September 30,
      2001 in the amount of  $1,600,000.00  shall not be  considered  a material adverse change.

            "Maximum  Permissible  Rate"  shall mean,  with  respect to interest payable on any  amount,  the rate of  interest  on such  amount  that,  if exceeded,  could,  under  Applicable  Law, result in (i) civil or criminal penalties  being  imposed on any Lender or (ii) any Lender being unable to enforce payment of (or if collected, to retain) all or part of such amount or the interest payable thereon.

            "Mortgaged Property" shall mean,  collectively,  all parcels of real property owned or leased by the Company or any of its  Subsidiaries  which is subject to a  Mortgage  or which is  assigned  under an  Assignment  of
      Leases.

            "Mortgages"  shall  mean,   collectively,   all  of  the  mortgages,
      leasehold  mortgages,  deeds of trust or deeds to  secure  debt  hereafter executed  in  favor of the  Administrative  Agent  by the  Company  or any
      Subsidiary,  as the  same may be  hereafter  amended,  restated,  renewed, extended, supplemented or otherwise modified from time to time.

            "Multiemployer Plan" shall mean a "multiemployer plan" as defined in
      Section 4001(a)(3) of ERISA as to which the Company, any Subsidiary or any
      ERISA  Affiliate is obligated to make,  has made,  or will be obligated to make  contributions  on behalf of participants who are or were employed by any of them.

            "Notes" shall mean, collectively,  the Revolving Notes and the Swing
      Line Note.

            "Notice of  Borrowing"  shall have the  meaning set forth in Section
      2.02(a) hereof.

            "Notice of  Interest  Rate  Conversion"  shall have the  meaning set forth in Section 2.02(b) hereof.

            "Obligations"  shall  mean all  amounts  owing  to any  Agent or any
      Lender pursuant to the terms of this Agreement or any other Loan Document, including without  limitation,  all Advances  (including all principal and interest  payments due thereunder),  Letter of Credit  Obligations,  Fees,
      expenses,   indemnification  and  reimbursement  payments,   indebtedness,
      liabilities,   and  obligations  of  the  Company  and  its  Subsidiaries, covenants and duties of the Company to the Lenders and the Agents of every kind, nature and description,  direct or indirect, absolute or contingent, due or not due, in contract or tort,  liquidated or unliquidated,  arising under this  Agreement or under the other Loan  Documents,  by operation of law or otherwise,  now existing or hereafter arising or whether or not for the payment of money or the performance or the  nonperformance of any act, including,  but not limited  to, all debts,  liabilities  and  obligations owing by the  Company to others  which the  Lenders  may have  obtained by assignment or otherwise,  and all damages which the Company may owe to the
      Lenders  and the  Agents  by reason of any  breach by the  Company  of any representation,  warranty,  covenant, agreement or other provision of this
      Agreement or of any other Loan Document.

                                       13

            "Original Credit  Agreement" shall have the meaning set forth in the first recital.

            "Other  Claims"  shall have the  meaning  set forth in Section  5.08 hereof.

            "PBGC" shall mean the Pension Benefit  Guaranty  Corporation and any successor thereto.

            "Person" shall mean an individual, corporation,  partnership, trust, limited liability company or unincorporated  organization, a government or any agency or political subdivision thereof.

            "Plan" shall mean any employee benefit plan,  program,  arrangement, practice  or  contract,  maintained  by or on behalf of the  Company or an
      ERISA Affiliate,  which provides  benefits or compensation to or on behalf of employees or former employees,  whether formal or informal,  whether or not written, including but not limited to the following types of plans:

            (i)  Executive  Arrangements  - any bonus,  incentive  compensation,
      stock  option,  deferred  compensation,   commission,  severance,  "golden
      parachute",  "rabbi trust", or other executive compensation plan, program, contract, arrangement or practice;

            (ii) ERISA Plans - any "employee  benefit plan" as defined in ERISA, including,  but not limited to, any defined benefit  pension plan,  profit sharing plan, money purchase  pension plan,  savings or thrift plan, stock bonus plan,  employee stock  ownership  plan,  Multiemployer  Plan, or any plan,  fund,  program,  arrangement  or  practice  providing  for  medical
      (including post-retirement medical), hospitalization,  accident, sickness, disability, or life insurance benefits;

            (iii) Other Employee Fringe Benefits - any stock purchase, vacation, scholarship,  day care,  prepaid  legal  services,  severance pay or other fringe benefit plan, program, arrangement, contract or practice.

            "Preferred  Stock"  shall  mean (i) 5,000  shares  of 8%  cumulative convertible  preferred  stock,  no par value,  of the Company,  (ii) up to
      2,500 shares of 8% cumulative  convertible  preferred stock, no par value, of the  Company to be issued to BNP Paribas or any  Affiliate  thereof and
      (iii)  such  other  preferred  stock  issued  by the  Company  in form and substance satisfactory to the Required Lenders.

            "Pro  Rata  Share"  shall  mean,  for  any  Lender,  the  proportion expressed as a percentage equal to (1) the sum of such Lender's portion of the Total Commitments (including,  without duplication, any portion of the
      Total  Commitments in which such Lender has purchased a participation  and excluding,  without  duplication,  any portion of the Total Commitments in which such Lender has sold a participation), divided by (2) the sum of the
      Total Commitments.

            "Regulation U" shall mean  Regulation U of the Board of Governors of the  Federal  Reserve  System,  as in effect  from  time to time,  and any regulation successor thereto.

                                       14

            "Related  Parties" shall mean, with respect to any specified Person,
      such  Person's   Affiliates  and  the  respective   directors,   officers,
      employees,   agents  and  advisors  of  such  Person  and  such   Person's
      Affiliates.

            "Required Lenders" shall mean Lenders whose combined Pro Rata Shares of the Total Commitments are at least sixty-six and two-thirds percent (66
      2/3%) of the Total Commitments.

            "Revolving Loan Commitments" shall mean, for any Lender at any time, the revolving  credit  facility  severally  established  by such Lender in favor  of  the  Company  pursuant  to  Section  2.01,  as  limited  to the
      Subcommitment  Amount established pursuant to Section 2.01(d), as the same may be increased pursuant to Section 2.01(b), as the same may be increased or  decreased  from  time to time as a  result  of any  reduction  thereof pursuant  to Section  2.12,  any  assignment  thereof  pursuant to Section
      10.08, or any amendment thereof pursuant to Section 10.02.

            "Revolving  Loans" shall mean,  collectively,  the loans made to the
      Company by the Lenders pursuant to Section 2.01.

            "Revolving Note" shall mean a promissory note of the Company payable to the order of any Lender in substantially  the form of Exhibit A hereto, evidencing the maximum aggregate principal  indebtedness of the Company to such Lender  under such  Lender's  Revolving  Loan  Commitment,  either as originally  executed  or as it may be  from  time  to  time  supplemented, modified, amended, renewed or extended.

            "Security Documents" shall mean,  collectively,  the Mortgages,  the
      Assignment of Leases,  the Company Pledge Agreement,  the Company Security
      Agreement,  the Company Trademark Security Agreement, the Guarantor Pledge
      Agreement,  the Guarantor  Security  Agreement,  the  Guarantor  Trademark
      Security  Agreement,  all UCC  financing  statements  and fixture  filings naming  the  Company  or  any  of  its  Subsidiaries  as  debtor  and  the
      Administrative  Agent as secured party, all stock certificates  evidencing shares of stock pledged to the Administrative Agent, together with undated stock  powers or other  appropriate  instruments  of transfer  executed in blank,  and all filings in the U.S. Patent and Trademark  Office which are required to be made under the Loan Documents.

            "Senior  Debt"  shall  mean,  at any  time,  Total  Debt  minus  the aggregate principal amount of all Subordinated Debt.

            "Senior  Debt  Coverage  Ratio"  shall  mean,  as  of  any  date  of determination with respect to the Company, the ratio of (a) Senior Debt as of such date of determination to (b) Annualized  EBITDA measured as at the
      Fiscal  Quarter ending on such date of  determination,  or if such date of determination  is not the  last day of any  Fiscal  Quarter,  then  ending immediately prior to such date of determination.

            "Senior  Subordinated Debt" shall mean the senior  Subordinated Debt in respect of the 12% Senior  Subordinated  Notes  issued  pursuant to the
      Senior Subordinated Note Purchase Agreement.

                                       15

            "Senior  Subordinated  Note  Purchase  Agreement"  shall  mean  that certain Senior Subordinated Note Purchase  Agreement,  dated as of October
      31, 1997,  between the Company and the Guarantors and the Investors listed therein, as amended by that certain Amendment No. 1 to Senior Subordinated
      Note Purchase  Agreement dated as of November 14, 1997, as further amended by that  certain  Amendment  No. 2 to Senior  Subordinated  Note  Purchase
      Agreement,  dated as of June 30, 1998, as further  amended by that certain
      Amendment No. 3 to Senior Subordinated Note Purchase  Agreement,  dated as of May 4, 1999,  as further  amended by that  certain  Amendment  No. 4 to
      Senior Subordinated Note Purchase Agreement, dated as of January 14, 2000, as further amended by that certain Amendment No. 5 to Senior  Subordinated
      Note Purchase  Agreement,  dated as of May 12, 2000, as further amended by that  certain  Amendment  No.  6  to  Senior  Subordinated  Note  Purchase
      Agreement,  dated as of  December  5,  2000,  as  further  amended by that certain Amendment No. 7 to Senior  Subordinated  Note Purchase  Agreement,
      dated as of the Closing Date, and as hereafter  amended and in effect from time to  time  (subject,  in the  case of any  amendment  or  modification entered into after the date hereof, to the consent of the Required Lenders to the extent required by Section 6.14).

            "Stock"  shall  mean  (a)  with  respect  to any  Person  that  is a corporation, any and all shares, interests or equivalents in capital stock
      (whether  voting or  nonvoting,  and whether  common or preferred) of such corporation, and (b) with respect to any Person that is not a corporation, any and all partnership,  membership,  limited  liability company or other equity  interests of such Person;  and in each case, any and all warrants, rights, or options to purchase any of the foregoing.

            "Subordinated  Debt" shall mean all  Indebtedness of the Company and each of its Subsidiaries subordinated to all obligations of the Company or such Subsidiary,  as the case may be, arising under this Agreement and the other Loan Documents to which it is a party,  including but not limited to the Senior Subordinated Debt.

            "Subordinated  Notes"  shall mean a  promissory  note of the Company payable to the order of the investors signatory to the Senior Subordinated
      Note  Purchase  Agreement,  evidencing  the  maximum  aggregate  principal indebtedness  of the  Company  to  such  investor,  either  as  originally executed  or as it  may be  from  time  to  time  supplemented,  modified, amended, renewed or extended.

            "Subsidiary" of any Person shall mean any  corporation,  partnership or other Person of which a majority of all the  outstanding  capital stock
      (including  director's qualifying shares) or other securities or ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is, at the time as of which any such  determination  is being made,  directly  or  indirectly owned  by  such  Person,  or by one or more  of the  Subsidiaries  of such
      Person, and which corporation, partnership or other Person is consolidated with such  Person  for  financial  reporting  purposes.  Unless  otherwise specified, "Subsidiaries" and "Subsidiary" shall mean the Subsidiaries and a Subsidiary, respectively, of the Company.

                                       16

            "SunTrust"  shall have the meaning set forth in the first  paragraph of this Agreement.

            "Supplemental Documents" shall mean the supplements to the following
      documents:   the  Guaranty  Agreement,  the  Contribution  Agreement,  the
      Guarantor  Security  Agreement,  the  Guarantor  Pledge  Agreement and the
      Guarantor  Trademark  Security  Agreement,  as such  supplements  are more specifically described and shown in each respective document.

            "Swing Line" shall have the meaning assigned to such term in Section
      2.03(a).

            "Swing Line Advance" shall mean a Borrowing pursuant to Section 2.03 consisting  of a Swing  Line  Loan made by the  Swing  Line  Lender to the
      Company at an interest rate equal to the Swing Line Rate.

            "Swing  Line  Borrowing"  shall mean a  Borrowing  consisting  or to consist of a Swing Line Advance.

            "Swing Line  Borrowing  Notice"  shall mean the notice  given by the
      Company  to the Swing  Line  Lender  requesting  a Swing  Line  Advance as provided in Section 2.03(b).

            "Swing  Line  Lender"  shall have the meaning set forth in the first paragraph of this Agreement.

            "Swing Line Loans" shall mean,  collectively,  the loans made to the
      Company by the Swing Line Lender pursuant to Section 2.03.

            "Swing  Line Note" shall mean the  promissory  note  evidencing  the
      Swing Line Loans substantially in the form of Exhibit B and duly completed in accordance with the terms hereof.

            "Swing Line  Subcommitment"  shall mean the  commitment of the Swing
      Line Lender to make Swing Line Loans in an aggregate  principal  amount at any time outstanding not to exceed $2,000,000.

            "Swing  Line  Rate"  shall  have the  meaning  set forth in  Section
      2.17(c).

            "Swing Line Rate Advance"  shall mean an Advance made or outstanding as a Swing  Line Loan  bearing  interest  based on the Swing  Line Rate as provided in Section 2.17(c).

            "Swing Line Rate Quote" shall mean an offer by the Swing Line Lender to make a Swing Line Loan to the Company at the Swing Line Rate  specified therein for the interest period to be applicable to the Swing Line Loan as specified therein, pursuant to Section 2.03(b).

            "Syndication  Agent"  shall have the  meaning set forth in the first paragraph of this Agreement.

                                       17

            "Tax" shall mean, with respect to any person or entity, any federal, state or foreign tax,  assessment,  customs duties, or other  governmental charge,  levy or  assessment  (including  any  withholding  tax) upon such person or  entity or upon such  person's  or  entity's  assets,  revenues, income or profits,  other than income and franchise taxes imposed upon any
      Lender by the  jurisdictions  (or any  political  subdivision  thereof) in which  such  Lender  has its  principal  office or office  from  which its
      Advances are made, or in which such Lender is incorporated.

            "Total Debt" shall mean, at any time, all then currently outstanding
      obligations,   liabilities  and   indebtedness  of  the  Company  and  its
      Subsidiaries  on a  consolidated  basis  of  the  types  described  in the definition  of  INDEBTEDNESS  (other than as described in  subsection  (x)
      thereof),  including,  but not limited to, all Revolving Loans, Swing Line
      Loans and Letter of Credit Obligations under the Loan Documents.

            "Total  Debt  Coverage   Ratio"  shall  mean,  as  of  any  date  of
      determination with respect to the Company,  the ratio of (a) Total Debt as of such date of determination to (b) Annualized  EBITDA measured as at the
      Fiscal  Quarter ending on such date of  determination,  or if such date of determination  is not the  last day of any  Fiscal  Quarter,  then  ending immediately prior to such date of determination

            "Total  Commitments"  shall  mean,  at  any  time,  the  sum  of the
      Revolving Loan Commitments,  including the Letter of Credit  Subcommitment of each of the  Lenders,  and in the case of the Swing  Line  Lender,  the
      Swing Line Subcommitment.

            "United  States" or "U.S." means the United  States of America,  its fifty (50) States and the District of Columbia.

            "U.S. Dollar" "Dollar" and "$" shall mean lawful money of the United
      States of America.

            SECTION 1.02  Calculations;  Accounting  Terms.  Calculations of all
financial data herein shall be on a  consolidated  basis for the Company and all
Subsidiaries;  and all  accounting  terms used herein  shall,  unless  otherwise expressly  indicated,  be in reference to the Company and its  Subsidiaries,  if any, on a consolidated  basis, which may be accounted for in accordance with the equity investment method (to the extent such method is in accordance with GAAP), and  shall  have the  meanings  ascribed  thereto  under and be  interpreted  in accordance  with GAAP. All  calculations  and  determinations  under Article VII shall be made in accordance  with  accounting  principles  consistent with those followed in the preparation of the annual or interim  financial  statements,  as applicable, referred to in Section 5.03.

            SECTION 1.03 Other Definitional Provisions.

            (a) Except as otherwise  specified herein, all references herein (A)
to any  Person,  other than the  Company or any  Subsidiary,  shall be deemed to include such Person's successors,  transferees and assignees, (B) to the Company or any Subsidiary,  shall be deemed to include such Person's successors,  (C) to any  Applicable Law  specifically  defined or referred to herein shall be deemed references  to such  Applicable  Law as the same may be amended or  supplemented from time to time,  and (D) to any contract  defined or referred to herein shall

                                       18

be deemed  references to such contract (and, in the case of any instrument,  any other instrument issued in substitution  therefor) as the terms thereof may have been or may be amended, supplemented,  waived or otherwise modified from time to time.

            (b) When used in this Agreement,  the words  "herein",  "hereof" and
"hereunder" and words of similar import shall refer to this Agreement as a whole and  not to any  provision  of  this  Agreement,  and  "Section",  "Subsection",
"Schedule"  and  "Exhibit"  shall  refer to  Sections  and  Subsections  of, and
Schedules and Exhibits to, this Agreement unless otherwise specified.

            (c) Whenever the context so requires, the neuter gender includes the masculine or feminine,  and the singular  number  includes the plural,  and vice versa.

            (d) All terms  defined  in this  Agreement  shall  have the  defined meanings when used in any Note or, except as otherwise expressly stated therein, any certificate, opinion or other Loan Document.

       SECTION 1.04 Captions. Article and Section captions in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                                   ARTICLE II

                            AMOUNT AND TERMS OF LOANS

            SECTION  2.01  Revolving  Loan   Commitments  and  Revolving  Notes;
Increase in Revolving  Loan  Commitments.  (a) Subject to and upon the terms and conditions  set  forth  in this  Agreement,  (i) each of the  Lenders  severally establishes  until  September  30, 2003  (September  30,  2003,  is  hereinafter referred to as the "Commitment Termination Date") a revolving credit facility in favor of the Company in aggregate  principal at any one time  outstanding not to exceed the sum set forth  opposite such Lender's name below,  as the same may be reduced from time to time pursuant to the terms hereof:

SunTrust Bank, as successor by merger to SunTrust Bank, South     $20,000,000.00      33 1/3%
Florida, National Association

Heller Financial, Inc.                                            $20,000,000.00      33 1/3%

BNP Paribas                                                       $20,000,000.00      33 1/3%

TOTAL:                                                            $60,000,000.00      100.00%

and (ii) each Lender agrees to purchase a participation  interest in the Letters of Credit in  accordance  with this Article II;  provided,  however,  that in no event may the aggregate  principal  amount of all outstanding  Revolving  Loans,
Swing Line Loans and Letter of Credit Obligations outstanding exceed at any time the Total  Commitments  from time to time in  effect.  Within  the limits of the
Revolving Loan Commitments, the Company may borrow, repay and reborrow under the

                                       19

terms of this Agreement;  provided,  however,  that (A) the aggregate  principal amount  of each  Borrowing  shall  not be less  than  $500,000  and  shall be in integral  multiples of $100,000,  (B) all of the Company's  representations  and warranties are true and correct on and as of the date of each Borrowing, (C) the
Company may neither borrow nor reborrow should there exist a Default or an Event of Default,  or such would  result  from the  Borrowing,  and (D) the  aggregate outstanding  amount of Advances and Letter of Credit  Obligations,  after giving effect to each Borrowing and issuance of Letters of Credit, shall not exceed the
Total Commitments.  At no time shall the number of Borrowings  outstanding under this Article II exceed seven;  provided that, for the purpose of determining the number  of  Borrowings  outstanding,  all  Borrowings  consisting  of Base  Rate
Advances shall be considered as one Borrowing.  Borrowings under the Commitments shall be made through  simultaneous  Advances by the Lenders,  and the amount of each  such  Borrowing  shall  be  prorated  among  such  Lenders  based  on  the percentages set forth above. All Advances by each Lender shall be evidenced by a single  Revolving  Note  payable  to such  Lender  substantially  in the form of
Exhibit A attached hereto.  Each Revolving Note shall be dated as of the Closing
Date,  shall be payable  to the order of the  respective  Lender in a  principal amount equal to the amount set forth  opposite such  Lender's name above,  shall bear  interest  as  provided  for in this  Agreement  and  shall  mature  on the
Commitment  Termination Date or sooner should the principal and accrued interest thereon be  declared  immediately  due and payable as  provided  for herein.  No
Lender shall have any  obligation  to advance funds in excess of an amount equal to the percentage set forth opposite such Lender's name above  multiplied by the
Total Commitments.

            (b) So long as no Event of Default has occurred  and is  continuing, the Company may, at any time by written notice to the Administrative  Agent, who shall promptly notify the Lenders,  request that the Revolving Loan  Commitments be  increased  up to  an  amount  not  to  exceed  $75,000,000  (the  "Requested
Commitment  Amount").  No  Lender  (or any  successor  thereto)  shall  have any obligation to increase its Revolving  Loan  Commitment or its other  obligations under this Agreement and the other Loan Documents,  and any decision by a Lender to increase its Revolving Loan  Commitment  shall be made in its sole discretion independently from any other Lender.

            (c) The  Company  shall  have the right to obtain  commitments  from existing  Lenders or new banks or financial  institutions in an aggregate amount such that the existing Revolving Loan Commitments,  plus the aggregate principal amount  of  the  new  commitments  by the  Lenders  or new  banks  or  financial institutions does not exceed the Requested Commitment Amount; provided, however, that (1) the new banks or  financial  institutions  must be  acceptable  to each
Agent,  which acceptance will not be unreasonably  withheld or delayed,  and (2)
the new banks or financial  institutions  must become  parties to this Agreement pursuant  to a joinder  agreement  in form and  substance  satisfactory  to each
Agent,  pursuant  to which (x) they  shall be  granted  all of the  rights  that existing  Lenders have under this Agreement and the other Loan Documents and (y)
they shall assume the same liabilities and obligations that the existing Lenders have under this Agreement.

            (d) Anything to the contrary contained herein notwithstanding,  from the period commencing with the Closing Date until such time that the Company has received an aggregate  amount of $5,000,000  (excluding the net cash proceeds of any equity offering of Preferred Stock to BNP Paribas or any Affiliate  thereof)
in any  combination of (i) additional  debt pursuant to Section 2.01(c) above or

                                       20

(ii) the net cash  proceeds of an equity  offering of Preferred  Stock or common stock of the  Company,  the  Company  shall not be allowed  to borrow  more than
$57,500,000 (the "Subcommitment Amount") under the Revolving Loan Commitment and the  Lenders  shall  have  no  obligation  to make  Advances  in  excess  of the
Subcommitment  Amount.  In the  event  that the  Company  is unable to obtain an additional  debt  placement or equity  infusion,  at the written  request of the
Company and with the consent of Lenders  whose  combined  Pro Rata Shares of the
Total  Commitments  are  at  least  seventy-five  percent  (75%)  of  the  Total
Commitments,  the Subcommitment Amount shall be terminated and the Company shall be able to borrow up to the entire Revolving Loan Commitment.

            SECTION 2.02 Method of Borrowing Under the Commitments.

            (a) The  Company  shall  give the  Administrative  Agent  written or telephonic  notice  (promptly  confirmed in writing) of any requested  Borrowing under the Commitments, substantially in the form of Exhibit C attached hereto (a
"Notice of  Borrowing"),  specifying (i) the amount of the  Borrowing,  (ii) the date the proposed  Borrowing  is to be made (which shall be a Business  Day) and
(iii) that no Default or Event of Default exists,  or would exist with notice or
the  passing  of  time.   Each  Notice  of  Borrowing  shall  be  given  to  the
Administrative Agent (x) in the case of Base Rate Advances, not later than 11:00
a.m.  (New  York,  New York  time)  one  Business  Day prior to the date of such requested  Borrowing or (y) in the case of LIBOR Advances,  not later than 11:00
a.m.  (New York,  New York time) at least three  Business Days prior to the date such  requested  Borrowing  is to be made (which shall be a Business  Day).  The
Administrative  Agent  shall be  entitled  to rely on any  telephonic  Notice of
Borrowing  which it  believes  in good faith to have been given by an  Executive
Officer of the  Company,  and any  Advances  made by the  Lenders  based on such telephonic  notice  shall,  when  deposited by the  Administrative  Agent to the
Company's  Account No.  0128320009032 at SunTrust,  be Advances for all purposes hereunder.

            (b) Whenever  the Company  desires to convert all or a portion of an outstanding  Borrowing  consisting  of  Base  Rate  Advances  into  one or  more
Borrowings  consisting of LIBOR Advances,  or to continue a Borrowing consisting of LIBOR Advances for a new Interest  Period,  it shall give the  Administrative
Agent written  notice or telephonic  notice  (promptly  confirmed in writing) at least three Business Days before the date of such  conversion,  specifying  each such Borrowing to be converted into or continued as LIBOR Advances.  Such notice
(a "Notice of Interest Rate Conversion") shall be given prior to 11:00 a.m. (New
York,  New York time) on the date  specified.  Each such Notice of Interest Rate
Conversion shall be irrevocable and shall specify the aggregate principal amount of the Advances to be converted or  continued,  the date of such  conversion  or continuation and the Interest Period applicable thereto. If, upon the expiration of any  Interest  Period in respect of any  Borrowing,  the  Company  shall have failed to deliver the Notice of Interest Rate  Conversion,  the Company shall be deemed to have  elected to convert or  continue  such  Borrowing  to a Borrowing consisting  of Base Rate  Advances.  So long as any  Default or Event of Default shall have occurred and be  continuing,  no Borrowing  may be converted  into or continued as (upon  expiration of the current  Interest  Period) LIBOR  Advances unless the  Administrative  Agent and each of the Lenders  shall have  otherwise consented in writing.  No conversion of any Borrowing of LIBOR Advances shall be permitted except on the last day of the Interest Period in respect thereof.

                                       21

            (c) Upon  receipt of a Notice of  Borrowing  or a Notice of Interest
Rate  Conversion  from the Company,  the  Administrative  Agent shall notify the
Lenders by  telephone,  which  notice  shall be  promptly  confirmed  in writing
(including by telecopier) by the Administrative  Agent to such Lenders,  of such
Notice of  Borrowing  or Notice of  Interest  Rate  Conversion  and of each such
Lender's Pro Rata Share of the requested  Borrowing or Interest Rate Conversion.
Not later than 1:00 p.m. (New York, New York time) on the date specified for the
Borrowing or Interest  Rate  Conversion  in the Notice of Borrowing or Notice of
Interest  Rate  Conversion  and in the  notice to such  Lender  provided  by the
Administrative  Agent,  each  Lender  shall  promptly  make its  portion  of the
Borrowing available to the Administrative Agent in immediately  available funds, and the  Administrative  Agent shall make available to the Company the amount so received by the  Administrative  Agent from the Lenders not later than 3:00 p.m.
(New York,  New York time) on such date.  In the event any Lender  shall fail to make any Advance available to the Administrative Agent in immediately  available funds by 1:00 p.m. (New York, New York time) on the date specified, and provided no Default  or Event of  Default  shall have  occurred  and be  continuing,  the
Administrative  Agent may advance  such  Lender's  portion of the  Borrowing  on behalf of such Lender,  in which event such Lender shall promptly  reimburse the
Administrative  Agent  for the  amount  thereof  plus (i) if the  amount of such
Lender's  Advance is reimbursed to the  Administrative  Agent on or prior to the calendar day next succeeding the date of the Borrowing,  interest on such amount at the rate  equal to the  Federal  Funds  Rate,  or (ii) if the  amount of such
Lender's  Advance is reimbursed to the  Administrative  Agent after the calendar day next  succeeding  the day of the  Borrowing,  interest on such amount at the
Base Rate; provided,  however, that any such reimbursement by such Lender to the
Administrative Agent shall not relieve such Lender who fails to make any Advance as provided above from liability to the Company for such failure.  The amount of interest  payable  as a result  of any  Lender's  failure  to make  any  Advance available  shall be  calculated  on the basis of a year of 360 days and paid for the actual  number of days such  failure has  continued  (including  the date of payment). If such Lender fails to reimburse the Administrative Agent as provided in this Section 2.02(c),  then the Administrative  Agent shall have the right to deduct any amounts owed to it hereunder from Advances it makes to the Company in subsequent Borrowings made by the Company.

            SECTION 2.03 Swing Line Subcommitment.

            (a) Notwithstanding  anything contained herein to the contrary,  the
Swing Line Lender hereby  establishes a subcommitment  within its Revolving Loan
Commitment of up to an aggregate of $2,000,000 (the "Swing Line") to accommodate the short term  borrowing  needs of the  Company.  Sections  3.01 and 3.02 shall apply  equally to  Borrowings  made  through  the Swing Line and  Borrowings  or
Interest Rate Conversions  requested or made through Section 2.02. The aggregate amount of all  Borrowings  under the Swing Line shall not at any time exceed the
Swing Line  Subcommitment,  and to the extent any Borrowing under the Swing Line would cause such a result  after giving  effect  thereto,  the Company  shall be required to request such Borrowing under Section  2.02(a) hereof.  Any Borrowing made by the Company  under the Swing Line shall be for a period not to exceed 30 days.

            (b) Whenever the Company desires to make a Borrowing under the Swing
Line,  it shall give the Swing Line Lender prior  written or  telephonic  notice
(promptly  confirmed in writing) of any requested Borrowing under the Swing Line
(each a "Swing Line  Borrowing  Notice") prior to 11:00 a.m. (New York, New York

                                       22

time) on the date of such  Borrowing.  Each Swing Line  Borrowing  Notice  shall specify the aggregate principal amount of the Swing Line Borrowing,  the date of such Swing Line  Borrowing  (which  shall be a  Business  Day) and the  interest period to be applicable  thereto.  The Swing Line Lender shall make available to the Company the amount of the  Borrowing  requested in the Swing Line  Borrowing
Notice not later than 3:00 p.m. (New York, New York time) on such date, provided that (i) no Default or Event of Default  shall have  occurred and be  continuing and (ii) the aggregated principal amount of the Swing Line Borrowings, including the requested  Borrowing  under such Swing Line  Borrowing  Notice,  shall be no greater than the Swing Line Subcommitment.

            (c) The Swing Line Lender,  at any time and from time to time in its sole  discretion,  may,  on  behalf of the  Company  (which  hereby  irrevocably authorizes  and  directs  the Swing Line  Lender to act on its  behalf),  give a
Notice of Revolving Borrowing to the Administrative Agent requesting the Lenders
(other than the Swing Line  Lender) to make Base Rate Advance in an amount equal to the unpaid principal amount of any Swing Line Loan. Each Lender will make the proceeds  of its Base Rate Loan  included  in such  Borrowing  available  to the
Administrative Agent for the account of the Swing Line Lender in accordance with
Section  2.07,  which will be used solely for the  repayment  of such Swing Line
Loan.

            (d) If for any reason a Base Rate Advance may not be (as  determined in the  sole  discretion  of the  Administrative  Agent),  or is  not,  made  in accordance  with Section  2.03(c),  then each Lender  (other than the Swing Line
Lender) shall  purchase an undivided  participating  interest in such Swing Line
Loan in an amount equal to its Pro Rata Share thereof on the date that such Base
Rate Advance should have occurred.  On the date of such required purchase,  each
Lender shall promptly  transfer,  in immediately  available funds, the amount of its participating  interest to the  Administrative  Agent for the account of the
Swing Line Lender.

            (e) Each Lender's  obligation  to make a Revolving  Loan pursuant to
Section 2.03(c) or to purchase the participating  interests  pursuant to Section
2.03(d)  shall be absolute  and  unconditional  and shall not be affected by any
circumstance,   including  without  limitation  (i)  any  setoff,  counterclaim, recoupment, defense or other right that such Lender or any other Person may have or claim against the Swing Line Lender,  the Company or any other Person for any reason whatsoever, (ii) the existence of a Default or an Event of Default or the termination of any Lender's  Revolving Loan Commitment,  (iii) the existence (or alleged  existence) of any event or condition which has had or could  reasonably be  expected  to have a  Materially  Adverse  Effect,  (iv) any  breach  of this
Agreement or any other Loan Document by the Company, the Administrative Agent or
any Lender or (v) any other circumstance, happening or event whatsoever, whether or not  similar  to any of the  foregoing.  If such  amount  is not in fact made available to the Swing Line Lender by any Lender, the Swing Line Lender shall be entitled  to recover  such  amount on demand  from such  Lender,  together  with accrued  interest  thereon  for each day from the date of demand  thereof at the
Federal Funds Rate.  Until such time as such Lender makes its required  payment, the Swing Line Lender shall be deemed to continue to have outstanding Swing Line
Loans in the amount of the unpaid  participation  for all  purposes  of the Loan
Documents. In addition, such Lender shall be deemed to have assigned any and all payments  made of principal  and interest on its Loans and any other amounts due to it  hereunder,  to the Swing Line Lender to fund the amount of such  Lender's

                                       23

participation  interest in such Swing Line Loans that such Lender failed to fund pursuant to this Section, until such amount has been purchased in full.

            (f) The  Company's  obligation to pay the principal of, and interest on, the Swing Line Loans  shall be  evidenced  by the  records of the Swing Line
Lender  and by the Swing  Line Note  payable  to the Swing  Line  Lender (or its assignee) completed in conformity with this Agreement.

            (g) The  outstanding  principal  amount  under  each Swing Line Loan shall be due and payable in full on the Commitment Termination Date.

            SECTION  2.04 Letter of Credit  Subcommitment.  Subject to, and upon the terms and conditions, hereof (including the limitations of Section 2.01) the
Company may request,  in accordance with the provisions of this Section 2.04 and
Section 2.05, that on and after the Closing Date, the Administrative Agent issue a Letter or Letters of Credit for the account of the Company; provided, that (i)
no Letter of Credit  shall have an  expiration  date that is later than ten days prior to the Commitment  Termination  Date; (ii) each Letter of Credit issued by the Administrative Agent shall be in a stated amount of at least $250,000; (iii)
the Administrative Agent shall have no obligation to issue any Letter of Credit, if,  after  giving  effect  to such  issuance,  the  aggregate  Letter of Credit
Obligations  would  exceed  the  Letter  of Credit  Subcommitment;  and (iv) the
Administrative Agent shall have no obligation to issue any Letter of Credit, if, after  giving  effect to such  issuance,  the sum of the  outstanding  Revolving
Loans,  Swing Line Loans and Letter of Credit Obligations would exceed the Total
Commitments.

            SECTION  2.05 Notice of Issuance of Letter of Credit;  Agreement  to
Issue.

            (a) Whenever the Company desires the issuance of a Letter of Credit, it shall, in addition to any application and documentation  procedures  required by the Administrative  Agent for the issuance of such Letter of Credit,  deliver to the Administrative Agent a written notice no later than 11:00 A.M. (New York,
New York  time)  at least  five (5)  days in  advance  of the  proposed  date of issuance.  Each such  notice  shall  specify (i) the  proposed  date of issuance
(which shall be a Business  Day);  (ii) the face amount of the Letter of Credit;
(iii) the expiration date of the Letter of Credit; and (iv) the name and address of the  beneficiary  with  respect to such  Letter of Credit and shall  attach a precise  description of the documentation and a verbatim text of any certificate to be presented by the  beneficiary of such Letter of Credit which would require the  Administrative  Agent to make payment under the Letter of Credit,  provided that the  Administrative  Agent may require  changes in any such  documents  and certificates in accordance with its customary  letter of credit  practices,  and provided  further,  that no Letter of Credit  shall  require  payment  against a conforming  draft to be made thereunder on the same Business Day that such draft is presented if such  presentation  is made after 11:00 A.M. (New York, New York
time).  In  determining   whether  to  pay  under  any  Letter  of  Credit,  the
Administrative  Agent shall be responsible  only to determine that the documents and  certificate  required to be delivered  under its Letter of Credit have been delivered,  and that they  comply on their  face  with the  requirements  of the
Letter of Credit. Promptly after receiving the notice of issuance of a Letter of
Credit,  the  Administrative  Agent shall  notify  each Lender of such  Lender's respective  participation therein,  determined in accordance with its respective
Pro Rata Share of the Revolving  Loan  Commitments  as determined on the date of the issuance of such Letter of Credit.

                                       24

            (b) The  Administrative  Agent  agrees,  subject  to the  terms  and conditions set forth in this Agreement, to issue for the account of the Company, a Letter of Credit in a face  amount  equal to the face amount  requested  under paragraph (a) above,  following its receipt of a notice and the  application and other documents  required by Section  2.05(a).  Immediately upon the issuance of each  Letter of Credit,  each Lender  shall be deemed to, and hereby  agrees to, have irrevocably purchased from the Administrative Agent a participation in such
Letter of Credit and any drawing  thereunder in an amount equal to such Lender's
Pro Rata Share multiplied by the face amount of such Letter of Credit.

            SECTION 2.06 Payment of Amounts drawn under Letter of Credit.

            (a) In the event of any  request  for a drawing  under any Letter of
Credit by the beneficiary  thereof,  the  Administrative  Agent shall notify the
Company and the Lenders on or before the date on which the Administrative  Agent
intends  to  honor  such   drawing,   and  the  Company   shall   reimburse  the
Administrative  Agent on the day on which such  drawing is honored in an amount, in same day funds,  equal to the amount of such drawing,  provided that anything contained in this Agreement to the contrary notwithstanding,  unless the Company shall have notified the Administrative  Agent prior to 11:00 A.M. (New York, New
York  time) on the  Business  Day  immediately  prior to the date on which  such drawing is honored,  that the Company  intends to reimburse  the  Administrative
Agent  for the  amount of such  drawing  in funds  other  than the  proceeds  of
Revolving  Loans,  the Company  shall be deemed to have timely given a Notice of
Borrowing to the Administrative  Agent requesting Revolving Loans which are Base
Rate Advances on the date on which such drawing is honored in an amount equal to the amount of such drawing,  and the Lenders  shall by 1:00 P.M. (New York,  New
York time) on the date of such drawing, make Revolving Loans which are Base Rate
Advances in the amount of such  drawing,  the proceeds of which shall be applied directly by the Administrative  Agent to reimburse the Administrative  Agent for the  amount  of such  drawing,  provided  that for the  purposes  solely of such
Borrowing,  the  conditions  and  precedents set forth in Sections 3.01 and 3.02 hereof  shall not be  applicable,  and  provided  further that if for any reason proceeds of the Revolving Loans are not received by the Administrative  Agent on such date in the amount equal to the amount of such  drawing,  the Company shall reimburse the Administrative Agent on the Business Day immediately following the date of such drawing in an amount,  in dollars and immediately  available funds, equal to the  excess  of the  amount  of such  drawing  over the  amount of such
Revolving  Loans,  if any, which are so received,  plus accrued  interest on the amount at the applicable rate of interest for Base Rate Advances.

            (b) Notwithstanding any provision of this Agreement to the contrary, to the extent that any Letter of Credit or portion thereof  remains  outstanding
on  the  Commitment   Termination  Date,  the  parties  hereby  agree  that  the beneficiary or  beneficiaries  thereof shall be deemed to have made a drawing of all  available  amounts  pursuant  to such  Letters of Credit on the  Commitment
Termination Date, which amounts shall be reimbursed to the Administrative  Agent as set forth above.

            SECTION 2.07 Payment by Lenders. In the event that the Company shall fail to  reimburse  the  Administrative  Agent as  provided  in Section  2.06 by borrowing  Revolving Loans, or otherwise providing an amount equal to the amount of any drawing  honored by the  Administrative  Agent  pursuant to any Letter of
Credit issued by it, the Administrative  Agent shall promptly notify each Lender of the  unreimbursed  amount of such  drawing  and of such  Lender's  respective participation  therein.  Each Lender shall make available to the  Administrative
Agent an  amount  equal  to its  respective  participation,  in  dollars  and in

                                       25

immediately available funds, at the office of the Administrative Agent specified in such  notice  not later  than  1:00 P.M.  (New  York,  New York  time) on the
Business Day after the date notified by the  Administrative  Agent. In the event that any such Lender  fails to make  available to the  Administrative  Agent the
amount  of  such  Lender's   participation   in  such  Letter  of  Credit,   the
Administrative  Agent shall be  entitled  to recover  such amount on demand from such  Lender  together  with  interest  on such  amount  at the Base  Rate.  The
Administrative  Agent shall  distribute  to each other Lender which has paid all amounts  payable  under this Section with respect to any Letter of Credit,  such
Lender's Pro Rata Share of all  payments  received by the  Administrative  Agent from the  Company in  reimbursement  of drawings  honored by the  Administrative
Agent under such Letter of Credit when such payments are received.

            SECTION 2.08 Obligations Absolute.  The obligation of the Company to reimburse  the  Administrative  Agent for drawings  made under Letters of Credit issued for the account of the Company and the Lenders' obligation to honor their participations  purchased  therein shall be  unconditional  and  irrevocable and shall be paid strictly in accordance  with the terms of this Agreement under all circumstances, including without limitation, the following circumstances:

            (a) Any lack of validity or enforceability of any Letter of Credit;

            (b) The  existence  of any claim,  set-off,  defense or other  right which the Company or any  Subsidiary or Affiliate of the Company may have at any time against a  beneficiary  or any  transferee  of any Letter of Credit (or any
Persons or entities for whom any such  beneficiary or transferee may be acting), any Lender or any other Person,  whether in connection with this Agreement,  the transactions contemplated herein or any unrelated transaction (including without limitation  any  underlying  transaction  between  the  Company  or  any  of its
Subsidiaries  and Affiliates and the beneficiary for which such Letter of Credit was  procured);  provided that nothing in this Section shall affect the right of the Company to seek relief against any  beneficiary,  transferee,  Lender or any other Person in any action or proceeding or to bring a counterclaim  in any suit involving such Persons;

            (c) Any draft,  demand,  certificate or any other document presented under any Letter of Credit  proving to be forged,  fraudulent  or invalid in any respect or any statement therein being untrue or inaccurate in any respect;

            (d) Payment by the  Administrative  Agent under any Letter of Credit against  presentation of a demand,  draft or certificate or other document which does not comply with the terms of such Letter of Credit;

            (e) Any other circumstance or happening  whatsoever which is similar to any of the foregoing; or

            (f) the  fact  that a  Default  or an Event of  Default  shall  have occurred and be continuing.

                                       26

            SECTION  2.09  Indemnification;  Nature  of  Administrative  Agent's
Duties.

            (a) In  addition  to  amounts  payable  elsewhere  provided  in this
Agreement, without duplication, the Company hereby agrees to protect, indemnify, pay and save the Administrative  Agent and each Lender harmless from and against any and all claims, demands,  liabilities,  damages,  losses, costs, charges and reasonable  expenses  (including  reasonable  attorney's fees and disbursements)
which the  Administrative  Agent or any  Lender  may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit for the account of the Company,  other than as a result of the gross  negligence  or willful  misconduct  of the  Administrative  Agent;  or (ii) the  failure of the
Administrative  Agent to honor a drawing  under any  Letter of Credit due to any act or omission  (whether rightful or wrongful) of any present or future de jure or de facto government or governmental authority.

            (b) Notwithstanding any other provision contained in this Agreement, the  Administrative  Agent shall not be obligated to issue any Letter of Credit, nor shall any Lender be obligated to purchase its participation in any Letter of
Credit to be  issued  hereunder,  if the  issuance  of such  Letter of Credit or purchase of such  participation  shall have become  unlawful  or  prohibited  by compliance  by  Administrative  Agent or such Lender in good faith with any law, governmental rule, guideline,  request,  order,  injunction,  judgment or decree
(whether  or not  having  the  force of law);  provided  that in the case of the obligation  of a Lender to purchase such  participation,  such Lender shall have notified  the  Administrative  Agent to such effect in writing at least ten (10)
Business Days' prior to the issuance thereof by the Administrative  Agent, which notice shall relieve the  Administrative  Agent of its  obligation to issue such
Letter of Credit pursuant to Section 2.04 and Section 2.05 hereof.

            SECTION 2.10  Prepayment of Borrowings  Under the  Commitments.  The
Company  shall have the right to prepay  Borrowings  under the  Commitments,  in whole at any time or in part from time to time, without premium or penalty (but, in the case of LIBOR Advances, subject to the funding indemnification provisions of Section 2.21),  provided that (i) the Company gives the Administrative  Agent prior written notice of such  prepayment,  specifying  the date such  prepayment will occur  (which  shall be a Business  Day),  (x) in the case of any Base Rate
Advance, at least one Business Day in advance of such date or (y) in the case of any LIBOR Advance  during an Interest  Period,  at least three  Business Days in advance of such date, (ii) each partial  prepayment  shall be in an amount of at least $500,000 and integral  multiples of $100,000,  (iii)  prepayments shall be applied  to repay  Borrowings  under the  Commitments  in the order set forth in
Section 2.13 hereof, and (iv) such prepayments  include interest accrued, on the principal amount prepaid, to the prepayment date.

            SECTION 2.11 Mandatory Prepayments.

            (a) If the sum of the (i) aggregate  outstanding principal amount of the Revolving Loans,  (ii) aggregate  outstanding  principal amount of the Swing
Line Loans, and (iii) Letter of Credit  Obligations exceed at any time the Total
Commitments, as reduced pursuant to Section 2.12 or otherwise, the Company shall immediately  repay the Swing Line Loans,  Revolving  Loans,  or Letter of Credit
Obligations  by an amount  equal to such excess or,  with  respect to Letters of
Credit,  shall deliver cash  collateral  for all  outstanding  Letters of Credit
pursuant  to  arrangements   satisfactory  to  the  Administrative  Agent.  Each

                                       27

prepayment  of Revolving  Loans shall be applied  first to Base Rate Advances to the full extent thereof before application to LIBOR Advances.

            (b) The Company shall make a mandatory  prepayment  from one hundred percent (100%) of the after-tax net cash proceeds received by the Company or any of its Subsidiaries  from any sale or other disposition by the Company or any of its Subsidiaries of any of their assets, provided, however, that such prepayment provision  shall not apply to sales of assets in the ordinary course of business
(such assets to include  motorized  vehicles,  including cars and trucks) or the sale of all or  parts  of the  Company's  stand  alone  high  pressure  cylinder business,  and  certain  other sales to be agreed upon in writing by the Company and the Required  Lenders.  Such prepayment  shall be due no later than five (5)
Business Days after any sale or other  disposition  by the Company of any of its assets  as set  forth  above  along  with a  detailed  calculation  showing  all deductions from gross proceeds in order to arrive at net cash proceeds.

            (c) The Company shall make a mandatory  prepayment  from one hundred percent  (100%) of net cash  proceeds of any issuance of Stock (except for Stock issued in connection with the exercise of employee or management  stock options;
provided,  however,  that if the net cash proceeds from the exercise of employee or management  stock options exceeds $500,000 in the aggregate during any Fiscal
Year, the Company shall be required to make a mandatory prepayment equal to such amount that is in excess of $500,000);  provided, further, the Company shall not be required to make a mandatory prepayment as a result of any equity issuance of
Preferred Stock to BNP Paribas or any Affiliate  thereof.  Such prepayment shall be made no later than the Business Day  following the date of receipt by Company of any such net cash  proceeds  along with a detailed  calculation  showing  all deductions from gross proceeds in order to arrive at net cash proceeds.

            (d) Notwithstanding  anything in this Agreement to the contrary,  no reduction  in the  Commitments  shall be required  hereunder  as a result of any mandatory prepayment under this Section 2.11.

            SECTION 2.12 Voluntary Reduction of Commitments.  Upon at least five
(5) Business Days' prior written notice (or telephonic notice promptly confirmed in writing) to the  Administrative  Agent,  which notice  shall  specify (1) the amount by which  such  Commitments  are to be  terminated  and (2) the date such termination is to occur,  the Company shall have the right,  without  premium or penalty,  to terminate the Commitments,  in whole or in part,  provided that (a)
any partial  termination  pursuant to this Section 2.12 shall be in an amount of at least  $5,000,000  and  integral  multiples  of  $1,000,000  and (b) any such
termination   shall  apply  to  reduce   proportionately   and  permanently  the
Commitments. If the aggregate principal amount of Advances exceeds the amount of the Commitments as so reduced,  the Company shall  immediately  repay Borrowings under such Commitments by an amount equal to such excess,  together with accrued but unpaid interest on such excess.

            SECTION 2.13 Allocation of Payments.

            (a) All principal and interest  payments and  prepayments  made with respect  to  Advances  and  payments  in  respect  of  Commitment  Fees shall be allocated among all outstanding  Commitments and Advances to which such payments

                                       28

relate,   proportionately   based  on  the  Lenders'  Pro  Rata  Shares  of  the
Commitments.

            (b) All payments and prepayments made to the Administrative Agent by the  Company  shall  be  applied  in the  following  order:  (a)  first,  to the reimbursement  of any fees which are due and payable,  and expenses  incurred by and then due and payable to, the  Administrative  Agent,  in accordance with the
terms  of  this  Agreement,   in  connection  with  the  administration  of  the
Commitments  and  otherwise  (to the  extent  any such fees are  payable  by the
Company pursuant to the terms of this Agreement);  (b) second, to the payment of any accrued and unpaid interest and Fees which are due and payable,  pro rata to the Lenders based upon their respective Pro Rata Shares of the Commitments;  and
(c) finally, to the payment of outstanding Advances.

            SECTION  2.14  Termination  of  Commitments.  The  unpaid  principal balance and all accrued  and unpaid  interest  and fees on the Notes will be due and  payable  upon the first of the  following  dates or  events  to occur:  (i)
acceleration  of the  maturity  of any  Note in  accordance  with  the  remedies contained in Section 8.02 of this Agreement;  or (ii) upon the expiration of the
Commitments on the Commitment Termination Date.

            SECTION 2.15 Use of Proceeds.  The proceeds of each Borrowing  under the  Commitments  will be used by the  Company to  refinance  existing  debt and thereafter to provide for the working capital and general corporate needs of the
Company.

            SECTION 2.16 Fees.

            (a) On the Closing Date and on each anniversary thereof, the Company shall pay to the Administrative  Agent the  Administrative  Agent Fee, which fee shall be nonrefundable when paid.

            (b) The  Company  shall  pay to the  Administrative  Agent,  for the account of and  distribution  of the  respective  Pro Rata Share to each  Lender
(subject to the last sentence  hereof),  a commitment fee (the "Commitment Fee")
for the period  commencing on the Closing Date to and  including the  Commitment
Termination  Date,  computed at a rate equal to the  Applicable  Commitment  Fee
Percentage  multiplied by the average daily unused portion of the Revolving Loan
Commitments of the Lenders,  such fee being payable  quarterly in arrears on the last day of each calendar quarter,  commencing on September 30, 2001, and on the
Commitment  Termination Date. The Commitment Fee will be calculated on the basis of a  360-day  year for the  actual  number of days  elapsed.  For  purposes  of
determining  the  Commitment  Fee,  the   outstandings   under  the  Swing  Line
Subcommitment  shall not be  included  as a part of the  outstandings  under the
Revolving Loan Commitments.

            (c) The Company  shall pay,  quarterly in arrears on the last day of each calendar  quarter,  commencing on September 30, 2001, and on the Commitment
Termination  Date,  (i) to the  Administrative  Agent,  for the  account  of and distribution of the respective Pro Rata Share to each Lender, a letter of credit fee equal to the Applicable Margin for LIBOR Advances  multiplied by the average daily aggregate  Letter of Credit  Obligations,  and (ii) to the  Administrative
Agent, for its own account, a letter of credit fronting fee equal to one-quarter of one percent  (0.25%)  multiplied  by the stated face amount of such Letter of
Credit (collectively, the "Letter of Credit Fee").

                                       29

            (d) The  Company  hereby  authorizes  the  Administrative  Agent  to withdraw  an amount  equal to the fees which are due and payable  under  clauses
(a), (b) or (c) above from any of its accounts with the Administrative  Agent if not paid on the due date for such fees. The Administrative  Agent shall give the
Company notice of any such withdrawals,  provided,  however, that failure by the
Administrative   Agent  to  give  the  Company  notice  shall  not  prevent  the
Administrative Agent from making any such withdrawals under this Section.

            SECTION 2.17 Interest.

            (a) For  Borrowings  other than those made under the Swing Line, the
Company  shall be  entitled  to select  between  the  following  two  options to establish  the rate of  interest  at which the  unpaid  principal  amount of the
Revolving Notes shall accrue:

               (i) Base Rate  Advances - interest  shall accrue at the Base Rate plus the Applicable Margin; or

               (ii) LIBOR  Advances -  interest  shall  accrue at LIBOR plus the
        Applicable Margin.

            (b) All computations of interest  accruing at the Base Rate shall be made on the basis of a year of 365 days for the actual number of days (including the first day but excluding the last day)  occurring in the period for which the
Base Rate is payable (to the extent computed on the basis of days elapsed),  and all computations of Fees and interest accruing at rates other than the Base Rate hereunder and under the Revolving  Notes shall be made on the basis of a year of
360 days for the actual  number of days  (including  the first day but excluding the last day)  occurring  in the  period  for which  such  interest  or fees are payable (to the extent computed on the basis of days elapsed).  Interest on Base
Rate Loans shall be  calculated  based on the Base Rate from and  including  the date of such  Loan to but  excluding  the date of the  repayment  or  conversion thereof.  Interest on LIBOR Loans shall be  calculated on the basis of a year of
360 days for the actual number of days elapsed as to each  Interest  Period from and including the first day thereof to but excluding the last day thereof.  Each determination  by the  Administrative  Agent of the Base Rate,  LIBOR, the rates applicable  after an Event of Default or any Fee hereunder shall be made in good faith and, except for manifest error, shall be final, conclusive and binding for all purposes.  Interest on the Revolving  Notes for Borrowings  other than those made under the Swing Line shall be payable to the Lenders as follows:

               (i) Base Rate  Advances  -- on the last day of every  quarter  in arrears; and

               (ii) LIBOR Advances -- at the expiration of each Interest Period.

            (c) For  Borrowings  made under the Swing Line, the rate of interest at which the unpaid principal shall accrue on the Swing Line Note shall be equal to the Base  Rate in  effect on each day such  Swing  Line Loan is  outstanding.
Interest on each Swing Line Loan shall be payable on the  maturity  date of such
Swing Line Loan,  which shall be the last day of the Interest Period  applicable thereto, and on the Commitment Termination Date (the "Swing Line Rate").

                                       30

            (d) The  Company  hereby  authorizes  the  Administrative  Agent  to withdraw an amount equal to the interest  which is due and payable under clauses
(a), (b) or (c) above and under  Section 2.23 from any of its accounts  with the
Administrative  Agent  if not  paid on the  due  date  for  such  interest.  The
Administrative  Agent  shall give the  Company  notice of any such  withdrawals, provided,  however, that failure by the Administrative Agent to give the Company notice  shall  not  prevent  the  Administrative  Agent  from  making  any  such withdrawals under this Section.

            SECTION 2.18 Interest Periods.

            (a) In connection with the making or continuation  of, or conversion into,  each  Borrowing of LIBOR  Advances,  the Company shall select an Interest
Period to be applicable to such LIBOR Advance,  which  Interest  Period shall be either a 1, 2, or 3 month period.

            (b) Notwithstanding paragraph (a) above:

               (i) The  initial  Interest  Period  for any  Borrowing  of  LIBOR
        Advances  shall  commence on the date of such  Borrowing  (including the date  of any  conversion  from  a  Borrowing  consisting  of  Base  Rate
        Advances) and each Interest Period occurring  thereafter in respect of a continuation  of such  Borrowing  shall commence on the day on which the immediately preceding Interest Period expires;

               (ii) If any Interest Period would otherwise expire on a day which is not a Business  Day,  such  Interest  Period shall expire on the next succeeding  Business  Day;  provided,  that if any  Interest  Period  in respect of LIBOR Advances would otherwise  expire on a day that is not a
        Business  Day but is a day of the month after which no further  Business
        Day occurs in such month,  such Interest Period shall expire on the next preceding Business Day;

               (iii) Any  Interest  Period in  respect of LIBOR  Advances  which begins on a day for which there is no numerically  corresponding  day in the calendar month at the end of such Interest Period shall,  subject to part (iv) below, expire on the last Business Day of such calendar month;

               (iv) No Interest Period in respect of LIBOR Advances shall extend beyond any date upon which any  prepayment is required to be made on the
        Borrowings, unless the aggregate principal amount of Borrowings that are not LIBOR Advances,  or that have Interest  Periods which will expire on or before the date of the respective payment or prepayment,  is equal to or in excess of the amount of any such principal payments or prepayments to be made; and

               (v) No Interest  Period with respect to the LIBOR  Advances shall extend beyond the Commitment Termination Date.

            SECTION 2.19 Increased Costs.

            (a) If, by reason of (x) after the date hereof,  the introduction of or any change (including, without limitation, any change by way of imposition or increase  of reserve  requirements)  in or in the  interpretation  of any law or

                                       31

regulation, or (y) the compliance with any guideline or request from any central bank or other governmental authority or quasi-governmental  authority exercising control over banks or financial  institutions  generally  (whether or not having the force of law):

               (i) any  Lender  (or its  applicable  Lending  Office)  shall  be subject  to any tax,  duty or other  charge  with  respect  to its LIBOR
        Advances  or its  obligation  to make  LIBOR  Advances,  or the basis of taxation of payments  to any Lender of the  principal  of or interest on its LIBOR  Advances or its  obligation to make LIBOR Advances shall have changed  (except for changes in the tax on the overall net income of, or any  franchise  tax on, such  Lender or its  applicable  Lending  Office imposed by the jurisdiction in which such Lender's  principal  executive office or applicable Lending Office is located); or

               (ii) any reserve (including,  without limitation,  any imposed by the Board of Governors of the Federal Reserve  System),  special deposit or  similar  requirement  against  assets of,  deposits  with or for the account  of, or credit  extended  by, any  Lender's  applicable  Lending
        Office  shall be imposed  or deemed  applicable  or any other  condition affecting its LIBOR  Advances or its  obligation to make LIBOR  Advances shall be imposed on any Lender or its  applicable  Lending Office or the
        London interbank market;

and as a result  thereof  there shall be any increase in the cost to such Lender of agreeing to make or making,  funding or maintaining LIBOR Advances (except to the extent already  included in the  determination of LIBOR for LIBOR Advances), or there  shall be a reduction  in the amount  received  or  receivable  by such
Lender or its  applicable  Lending  Office,  then the Company shall from time to time,  upon written notice from and demand by such Lender on the Company (with a copy  of  such  notice  and  demand  to the  Administrative  Agent),  pay to the
Administrative  Agent for the account of such Lender  within five  Business Days after the date of such  notice and  demand,  additional  amounts  sufficient  to indemnify  such Lender  against such  increased  cost. A  certificate  as to the amount of such increased cost,  submitted to the Company and the  Administrative
Agent by such Lender in good faith and  accompanied  by a statement  prepared by such Lender  describing in reasonable  detail the basis for and  calculation  of such increased cost, shall, except for manifest error, be final,  conclusive and binding for all purposes.  In the event that the Company shall pay the increased costs  accrued  through  the date of payment  as  required  under  this  Section
2.19(a),  plus any funding losses as described in Section 2.21, then the Company shall  have the right to  convert  the  relevant  LIBOR  Advance  to a Base Rate
Advance,  as provided in Section 2.02, and the Administrative  Agent and each of the Lenders  shall be deemed to have given their  consent  thereto,  as required thereunder.

            (b) If any Lender shall advise the Administrative  Agent that at any time, because of the circumstances described in clauses (x) or (y) in Subsection
2.19(a) or any other  circumstances  beyond  such  Lender's  reasonable  control arising  after the date of this  Agreement  affecting  such Lender or the London interbank market or the United States secondary certificate of deposit market or
such  Lender's   position  in  such  markets,   LIBOR,   as  determined  by  the
Administrative  Agent,  will not  adequately and fairly reflect the cost to such
Lender of funding its LIBOR Advances, then, and in any such event:

                                       32

                (i) the  Administrative  Agent shall  forthwith  give notice (by telephone  confirmed in writing) to the Company and to the other Lenders of such advice;

                (ii) the Company's right to request and such Lender's obligation to make or permit portions of the Loans to remain  outstanding  past the last day of the then current Interest Periods as LIBOR Advances shall be immediately suspended; and

                (iii) such  Lender  shall  make a Loan as part of the  requested
        Borrowing of LIBOR Advances, as the case may be, as a Base Rate Advance, which  such  Base  Rate  Advance  shall,  for  all  other  purposes,  be considered part of such Borrowing.

            SECTION 2.20 Capital Adequacy. If, after the date of this Agreement, any Lender shall have  determined  that the adoption of any applicable law, rule or regulation  regarding capital adequacy,  or any change therein, or any change in the interpretation or administration  thereof by any governmental  authority,
central  bank  or  comparable   agency  charged  with  the   interpretation   or
administration  thereof,  or  compliance  by such  Lender  with any  request  or directive regarding capital adequacy not currently in effect or fully applicable as of the  Closing  Date  (whether  or not  having the force of law) of any such authority,  central bank or comparable  agency,  has or would have the effect of reducing the rate of return on such  Lender's  capital as a  consequence  of its obligations  hereunder  to a level  below  that  which  such  Lender  could have achieved but for such adoption,  change or compliance (taking into consideration such Lender's  policies with respect to capital adequacy) by an amount deemed by such Lender to be material,  then,  from time to time,  promptly  upon demand by such Lender (with a copy to the  Administrative  Agent),  the Company  shall pay such Lender such additional amount or amounts as will compensate such Lender for such  reduction.  A certificate of any Lender claiming  compensation  under this
Section 2.20 and setting forth the additional amount or amounts to be paid to it hereunder  shall be conclusive  absent  manifest  error. In determining any such amount,  such Lender may use any reasonable  averaging and attribution  methods.
Each Lender will  promptly  notify the Company of any such  adoption,  change or compliance  of  which  it has  knowledge  which  will  entitle  such  Lender  to compensation pursuant to this Section, but the failure to give such notice shall not affect such Lender's right to such  compensation  provided such Lender gives such notice within 90 days after an officer of such Lender having responsibility for the  administration  of this Agreement  shall have received actual notice of such adoption, change or compliance.

            SECTION 2.21  Funding  Losses.  The Company  shall  compensate  each
Lender,  upon its written  request to the Company (which request shall set forth the basis for  requesting  such amounts in  reasonable  detail and which request shall  be made in good  faith  and,  absent  manifest  error,  shall  be  final, conclusive and binding upon all of the parties hereto), for all losses, expenses and liabilities (including, without limitation, any interest paid by such Lender to  lenders  of funds  borrowed  by it to make or carry its LIBOR  Advances,  in either case to the extent not  recoverable  by such Lender in connection  with a re-employment of such funds and including loss of anticipated profits, which the
Lender may sustain): (i) if for any reason (other than a default by such Lender)
a borrowing  of, or  conversion  to or  continuation  of, LIBOR  Advances to the
Company does not occur on the date  specified  therefor in a Notice of Borrowing or Notice of Interest Rate Conversion  (whether or not  withdrawn),  (ii) if any repayment  (including  mandatory  prepayments and any  conversions) of any LIBOR

                                       33

Advances  by the  Company  occurs  on a date  which  is not the  last  day of an
Interest Period  applicable  thereto,  or (iii) if, for any reason,  the Company defaults in its  obligation  to repay its LIBOR  Advances  when  required by the terms of this Agreement.

            SECTION 2.22 Making of Payments.

            (a) The Fees and all payments of  principal  of, or interest on, the
Notes,  and  payments  in  respect of the  Letters  of Credit,  shall be made in
immediately   available  funds  free  and  clear  of  any  defenses,   set-offs,
counterclaims  or  withholdings  or deductions  for taxes to the  Administrative
Agent at its  principal  office in New York,  New York,  for the accounts of the respective  Lenders.  All such  payments  shall be made not later than 1:00 p.m.
(New York,  New York time) and funds received after that hour shall be deemed to have  been  received  by the  Administrative  Agent  on the next  Business  Day.
Payments  to the  Administrative  Agent  shall,  as to the  Company,  constitute payment to the applicable Lenders hereunder, other than Swing Line Loans.

            (b) Subject to  Subsection  2.18(b)(ii),  whenever any payment to be made  hereunder  or under any  Revolving  Note or the Swing  Line Note  shall be stated  to be due on a day which is not a  Business  Day,  the due date  thereof shall be extended  to the next  succeeding  Business  Day and,  with  respect to payments of principal,  interest thereon shall be payable at the applicable rate during such extension.

            (c) On the Business Day that a payment is received or deemed to have been received  hereunder,  the  Administrative  Agent shall remit in immediately available funds to each Lender its share,  based on the percentages set forth in
Section  2.01,  of all  payments  received  by the  Administrative  Agent on the
Revolving Notes.

            SECTION  2.23  Default Rate of  Interest.  Upon the  occurrence  and during the continuance of an Event of Default,  to the extent  permitted by law, the principal amount of all outstanding  Swingline Loans and Revolving Loans and all other unpaid  amounts,  including  but not limited to Letter of Credit Fees, hereunder  shall,  on such  date  and  thereafter,  bear  interest  at the  then applicable  interest rate plus an additional  two percent (2.0%) per annum until payment  in full,  provided,  that,  for any  LIBOR  Advance,  at the end of the applicable  Interest  Period,  interest  shall  accrue at the Base Rate plus the
Applicable Margin plus two percent (2.0%) per annum.  Interest accruing pursuant to this Section 2.23 will be due and payable upon demand.

            SECTION 2.24  Proration of Payments.  If any Lender shall obtain any payment or other recovery (whether voluntary,  involuntary,  through exercise of any  right of  set-off  or  otherwise)  after  the  occurrence  and  during  the continuance of an Event of Default on account of the principal of or interest on any Revolving Note or any fees in respect of this Agreement in excess of its Pro
Rata Share of  payments  and other  recoveries  obtained  by all the  Lenders on account of the  principal  of and interest on the  Revolving  Notes then held by them or any fees due to them in respect of this  Agreement,  such  Lender  shall notify the  Administrative  Agent thereof and forthwith  purchase from the other
Lenders such  participation  in the Revolving Notes held by them or in such fees owed to them as shall be necessary to cause such purchasing  Lender to share the excess payment or other recovery ratably with each of them;  provided,  however,

                                       34

that if all or any portion of the excess payment or other recovery is thereafter recovered from such  purchasing  Lender,  the purchase from such Lender shall be rescinded and the purchase  price  restored by each selling Lender to the extent of such recovery, but without interest, unless the purchasing Lender is required to pay interest on the amount so  recovered,  in which case each selling  Lender shall pay its Pro Rata Share of such  interest.  After the occurrence and during the  continuance of an Event of Default,  disproportionate  payments of interest shall be shared by the purchase of separate  participations  in unpaid  interest obligations,  disproportionate  payments of fees shall be shared by the purchase of  separate  participations  in unpaid fee  obligations,  and  disproportionate payments of principal shall be shared by the purchase of separate participations in  unpaid  principal  obligations.  The  Company  agrees  that  any  Lender  so purchasing a  participation  from another  Lender  pursuant to this Section 2.24 may, to the fullest extent permitted by law,  exercise all its rights of payment
(including the right of set-off) with respect to such  participation as fully as if such  Lender  were the direct  creditor  of the Company in the amount of such participation.  Each Lender shall give the  Administrative  Agent notice  within five (5) days of any  payments  or other  recoveries  described  above  which it obtains.

            SECTION 2.25 Lenders'  Obligations  Several.  The obligation of each
Lender to make any Advance is several,  and not joint or joint and several,  and is  not  conditioned  upon  the  performance  by  all  other  Lenders  of  their obligations to make Advances.

            SECTION 2.26 Payments Free of Taxes.

            (a) Any and all payments by the Company hereunder or under the Notes shall be made free and clear of and without deduction for any and all present or future taxes,  levies,  imposts,  deductions,  charges or withholdings,  and all liabilities with respect thereto,  excluding,  in the case of each Lender, taxes imposed on or measured by its net income, net profits,  and franchise taxes (all such  excluded  net income  taxes,  taxes on net  profits and  franchise  taxes, collectively  referred to as the "Excluded Taxes"; all such non-excluded  taxes,
levies,  imposts,  deductions,   charges,  withholdings  and  liabilities  being
collectively  referred to in this Section 2.26 as "Taxes"). If the Company shall be  required  by law to deduct any Taxes  from or in respect of any sum  payable hereunder  or under  any Note to any  Lender,  (x) the sum so  payable  shall be increased  by such amount (the  "Gross-up  Amount") as may be  necessary so that after making all required deductions (including deductions with respect to Taxes owed by such Lender on the Gross-up  Amount payable under this Section  2.26(a))
such Lender  receives an amount  equal to the sum it would have  received had no such deductions been made, (y) the Company shall make such  deductions,  and (z)
the  Company  shall  pay the  full  amount  deducted  to the  relevant  taxation authority or other authority in accordance with applicable law.

            (b) The Company  will  indemnify  each Lender for the full amount of
Taxes (together with any Taxes or Excluded Taxes owed by such Lender  applicable to the Gross-up  Amount  payable  under clause (x) of Section  2.26(a) or on the indemnification  payments  made by the Company under this Section  2.26(b),  but without duplication thereof),  and any liability (including penalties,  interest and expenses)  arising  therefrom or with respect  thereto,  whether or not such
Taxes or such  Excluded  Taxes  were  correctly  or legally  asserted,  so as to compensate such Lender for any loss,  cost,  expense or liability  incurred as a consequence of any such Taxes. Payment pursuant to such indemnification shall be made  within  ten (10) days  from the date  such  Lender  makes  written  demand therefor.  Within  thirty (30) days after the date of the  Company's  payment of

                                       35

Taxes,  the Company  will  furnish to the relevant  Lender,  at its  appropriate
Lending Office, the original or a certified copy of a receipt evidencing payment thereof. In the event a Lender or the Administrative Agent receives a refund of, or credit  with  respect  to, any Taxes or  Excluded  Taxes paid by the  Company pursuant  to  Section  2.26(a)  or this  Section  2.26(b),  such  Lender  or the
Administrative  Agent  shall  pay the  amount  of such  refund  or credit to the
Company within thirty (30) days of receipt of such refund or application of such credit.

            (c) Each Lender that is not a "United  States Person" (as defined in the Internal Revenue Code of 1986, as amended) hereby agrees that:

                    (A) it  shall,  prior  to  the  time  it  becomes  a  Lender hereunder, deliver to the Company and the Administrative Agent:

                              (1) for each Lending  Office located in the United
               States,  three (3)  accurate  and  complete  signed  originals of
               Internal  Revenue  Service Form W-8ECI or any  successor  thereto
               ("Form W-8ECI"), and/or

                              (2) for each Lending  Office  located  outside the
               United States,  three (3) accurate and complete signed  originals of Internal Revenue Service Form W-8BEN or any successor  thereto
               ("Form W-8BEN");

               in each case indicating and establishing that such Lender, on the date of delivery  thereof,  is  entitled  to receive  payments of principal,  interest  and fees for the  account  of such  Lending
               Office  under  this   Agreement  and  the  Notes  are  free  from
               withholding of any United States  Federal  income tax;  provided, that if the  Form  W-8ECI  or Form  W-8BEN,  as the  case may be, supplied by a Lender fails to establish a complete exemption from
               United States  withholding tax as of the date such Lender becomes a Lender,  such  Lender  shall,  within  15 days  after a written request from the Company or the Administrative  Agent, deliver to the  Company  and the  Administrative  Agent  the  forms or other documents necessary to establish a complete exemption from United
               States withholding tax as of such date;

                    (B) if at any time such Lender changes its Lending Office or selects an additional  Lending Office, it shall, at the same time or reasonably  promptly  thereafter  (but only to the  extent the forms previously  delivered by it hereunder are no longer  effective or do not meet the  requirements  of  Section  2.26(c)(A))  deliver to the
            Company and the  Administrative  Agent in replacement  for the forms previously delivered by it hereunder:

                              (1) for  such  changed  or  additional  applicable
               Lending Office located in the United States of America, three (3)
               accurate and complete signed originals of Form W-8ECI; or

                              (2)  otherwise,  three (3)  accurate  and complete
               signed originals of Form W-8BEN;

                                       36

            in each case indicating and establishing  that such Lender is on the date of delivery  thereof entitled to receive payments of principal, interest  and fees for the  account of such  changed  or  additional
            Lending  Office  under  this  Agreement  and the Notes are free from withholding of any United States Federal income tax.

            (d) In addition to the documents to be furnished pursuant to Section
2.26(c),  each Lender shall, promptly upon the reasonable written request of the
Administrative   Agent  to  that   effect,   deliver  to  the  Company  and  the
Administrative   Agent  such  other  accurate  and  complete  forms  or  similar documentation  as such Lender is legally  able to provide and as may be required from time to time by any  applicable  law,  treaty,  rule or  regulation  of any jurisdiction  in order to establish  such  Lender's  tax status for  withholding purposes or as may otherwise be  appropriate  to eliminate or minimize any Taxes on payments under this Agreement and the Notes.

            (e) Each Lender  shall use  reasonable  efforts to avoid or minimize any amounts  which might  otherwise  be payable by the Company  pursuant to this
Section 2.26,  except to the extent that a Lender  determines  that such efforts would be disadvantageous to such Lender, as reasonably determined by such Lender and which determination,  if made in good faith, shall be binding and conclusive on all parties hereto.

            (f) Without  prejudice to the survival of any other agreement of the
Company hereunder, the agreements and obligations of the Company and the Lenders contained in this Section 2.26 shall survive the  termination  of this Agreement and the payment in full of the principal of, premium, if any, interest, and fees hereunder and under the Notes.

            SECTION 2.27 Interest Rate Not Ascertainable, etc. In the event that the  Administrative  Agent, in the case of LIBOR,  shall have determined  (which determination  shall be made in good faith and, absent manifest error,  shall be final, conclusive and binding upon all parties) that on any date for determining
LIBOR for any Interest  Period,  by reason of any changes arising after the date of this Agreement  affecting the London interbank  market or the  Administrative
Agent's  position  in such  market,  adequate  and fair  means do not  exist for ascertaining  the  applicable  interest  rate on the basis  provided  for in the definition of LIBOR then, and in any such event, the Administrative  Agent shall forthwith give notice (by telephone  confirmed in writing) to the Company and to the  Lenders  of  such  determination  and a  summary  of  the  basis  for  such determination.  Until the  Administrative  Agent  notifies  the Company that the circumstances  giving rise to the suspension  described  herein no longer exist, the  obligations  of the Lenders to make, or permit  portions of the Advances to remain  outstanding  past the last day of the then current  Interest Periods as,
LIBOR  Advances  shall be suspended,  and such affected  Advances shall bear the same interest as Base Rate Advances.

            SECTION 2.28 Illegality.

            (a) In the  event  that any  Lender  shall  have  determined  (which determination  shall be made in good faith and, absent manifest error,  shall be final,  conclusive  and binding upon all parties) at any time that the making or continuance  of any LIBOR  Advance  has become  unlawful by  compliance  by such
Lender in good faith with any applicable  law,  governmental  rule,  regulation, guideline  or order  (whether  or not having the force of law and whether or not failure to comply  therewith  would be unlawful),  then, in any such event,  the

                                       37

Lender  shall give  prompt  notice (by  telephone  confirmed  in writing) to the
Company and to the  Administrative  Agent of such determination and a summary of the basis for such determination  (which notice the  Administrative  Agent shall promptly transmit to the other Lenders).

            (b) Upon the  giving of the  notice to the  Company  referred  to in subsection  (a) above,  (i) the  Company's  right to request  and such  Lender's obligation  to make LIBOR  Advances  shall be  immediately  suspended,  and such
Lender  shall  make an  Advance  as part of the  requested  Borrowing  of  LIBOR
Advances  as a Base Rate  Advance,  and (ii) if the  affected  LIBOR  Advance or
Advances are then outstanding, the Company shall immediately, or if permitted by applicable  law,  no later than the date  permitted  thereby,  upon at least one
Business  Day's  written  notice to the  Administrative  Agent and the  affected
Lender,  convert  each such  Advance  into an Advance or Advances to a Base Rate
Advance with an Interest  Period ending on the date on which the Interest Period applicable to the affected  LIBOR Advances  expires,  provided that if more than one Lender is affected at any time,  then all  affected  Lenders must be treated the same pursuant to this Subsection 2.28(b).

                                   ARTICLE III

                            CONDITIONS TO BORROWINGS

            The  obligation of each Lender to make an Advance to the Company and the obligation of the Administrative  Agent to issue Letters of Credit hereunder is subject to the satisfaction of the following conditions:

            SECTION 3.01 Conditions  Precedent to Initial Advances.  At the time of the making by each Lender of its initial Advance hereunder,  unless otherwise waived or consented to by the Required Lenders,

            (a) subject to Section 3.03, all  obligations of the Company to each
Agent or any Lender incurred prior thereto (including,  without limitation,  the
Company's  obligation to reimburse the fees and  disbursements of counsel to the
Administrative Agent in accordance with this Agreement), together with the Fees, shall have been paid in full;

            (b) the Administrative Agent shall have received the following, each dated as of the Closing Date, if applicable,  in form and substance satisfactory to the Lenders and (except for the Notes) in sufficient copies for each Lender:

                (i) A duly executed original of this Agreement.

                (ii) A duly completed and executed  original of a Revolving Note payable  to the  order of each  Lender in the  principal  amount of such
        Lender's Commitment.

                (iii) A duly  completed and executed  original of the Swing Line
        Note  payable  to the order of the Swing  Line  Lender in the  principal amount of $2,000,000.

                                       38

                (iv) A duly  executed  original of the amendment to the Guaranty
        Agreement and the amendment to the Contribution Agreement.

                (v) A duly  executed  original  of the  Environmental  Indemnity
        Agreement.

                (vi) A duly  executed  original of an assignment of all material contracts with customers of the Company and its Subsidiaries;

                (vii) A duly executed original of the Company Security Agreement and the  Guarantor  Security  Agreement,  together  (a)  with  such  UCC financing  statements and UCC amendments  recorded in such jurisdictions as the  Required  Lenders  deem  necessary  or  desirable to perfect the security  interests  granted  thereunder  and under the  Company  Pledge
        Agreement,   the  Guarantor  Pledge  Agreement,  the  Company  Trademark
        Security  Agreement,  and the Guarantor Trademark Security Agreement and
        (b) a duly executed  landlord  waiver with respect to all  Collateral of the Company located at 2800 SE Market Place, Stuart, Florida.

                (viii) Lien searches in all relevant  jurisdictions  listing all effective  financing  statements  which  name the  Company or any of its
        Subsidiaries  as debtor,  together  with copies of such other  financing statements  (none of which shall cover the  Collateral  purported  to be covered  by the  Company  Security  Agreement,  the  Guarantor  Security
        Agreement, the Company Pledge Agreement, the Guarantor Pledge Agreement,
        the Company  Trademark  Security  Agreement or the  Guarantor  Trademark
        Security  Agreement),  other than  financing  statements in favor of the
        Administrative Agent.

                (ix) A duly executed original of the amendment to Company Pledge
        Agreement and the amendment to Guarantor Pledge Agreement, together with stock certificates evidencing the shares of stock of all Subsidiaries of the  Company  pledged  to the  Administrative  Agent  thereunder  and an undated stock power for each such stock  certificate,  executed in blank by the pledgor of such stock.

                (x) A duly  executed  original  of  the  amendments  to  Company
        Trademark  Security  Agreement  and  the  Guarantor  Trademark  Security
        Agreement,  together  with such filings in the United  States Patent and
        Trademark  Office as the Required Lenders deem necessary or desirable to perfect the  security  interests  granted  under the  Company  Trademark
        Security Agreement and the Guarantor Trademark Security Agreement.

                (xi) Duly executed originals of any Mortgages and Assignments of
        Leases to be recorded in the real estate records of the  jurisdiction in which the Mortgaged  Property related thereto is located,  together with such fixture filings and amendments to existing fixture filings recorded in  such  jurisdictions  as  the  Required  Lenders  deem  necessary  or desirable  to perfect the security  interests  granted  thereunder,  and endorsements to the existing title insurance  policies for such Mortgage or  Assignment  of Leases  showing that the  Administrative  Agent has a valid  first  priority  Lien with  respect  to such  Mortgaged  Property subject to no  encumbrances  other than such Mortgage or such Assignment of Leases, and Liens permitted pursuant to Section 6.01 hereof.

                                       39

                (xii)  Evidence  satisfactory  to the Required  Lenders that all other actions necessary or desirable to perfect and protect the security interests created by the Security Documents have been taken.

                (xiii)   Certificates  of  insurance  issued  by  the  Company's
        insurers,  describing in reasonable  detail the insurance  maintained by the Company and its  Subsidiaries,  together with  appropriate  evidence showing  that the  Administrative  Agent has been named as loss payee or additional  insured,  as its  interest  may  appear,  on  all  insurance policies insuring property of the Company and its Subsidiaries.

                (xiv) Certificates  signed by the Chief Executive Officer or the
        Chief Financial  Officer of each of the Company and the Guarantors as to the solvency of such Company or Guarantor.

                (xv) A duly executed original of the Closing Certificate, in the form attached hereto as Exhibit F.

                (xvi) Copies of the organizational papers of each of the Company and the Subsidiaries,  certified as true and correct by the Secretary of
        State  of  the  State  in  which  the  Company  or  such  Subsidiary  is incorporated,  and  certificates  from the  Secretaries  of State of the
        States in which the Company or such  Subsidiary is  incorporated  and of each state in which the Company or such  Subsidiary is legally  required to qualify to transact business as a foreign corporation, certifying the
        Company's  or  Subsidiaries'  good  standing  as a  corporation  in such
        States.

                (xvii)  Copies  of the  bylaws  of each of the  Company  and the
        Guarantors  of  resolutions  of the  Board of  Directors  of each of the
        Company and the Guarantors  approving  this  Agreement,  the Notes,  the
        Borrowings  hereunder,   the  Security  Documents  and  all  other  Loan
        Documents  to which the Company or such  Guarantor is a party and of all documents  evidencing other necessary  corporate action and governmental approvals,  if any,  with  respect to this  Agreement,  the  Notes,  the
        Security  Documents and all other Loan Documents to which the Company or such Guarantor is a party, in each case certified as true and correct by the  Secretary  or  an  Assistant  Secretary  of  the  Company  or  such
        Guarantor.

                (xviii)  Copies of the June 30,  2001  audit,  which  such audit shall be  unqualified,  the scope of which shall be in  accordance  with
        GAAP, and shall state that such financial  statements  present fairly in all  material  respects  the  financial  condition as at the end of such
        Fiscal Year,  and the results of operations and statements of cash flows of the  Consolidated  Companies for such Fiscal Year in accordance  with
        GAAP and that the  examination by such  accountants  in connection  with such  financial  statements  has been made in accordance  with generally accepted auditing standards.

                (xix) A  favorable  written  opinion  of Olshan  Grundman  Frome
        Rosenzweig  & Wolosky LLP,  counsel for the Company and the  Guarantors, substantially  in the form of Exhibit G attached  hereto,  and  covering

                                       40

        such additional matters relating to the transactions contemplated hereby as the Required Lenders may reasonably request,  addressed to each Agent and the Lenders.

                (xx)    Certified    copies   of   all   consents,    approvals,
        authorizations, registrations or filings required to be made or obtained by the Company or the  Guarantors  in connection  with the  transactions contemplated hereby and by the other Loan Documents

            (c) Since June 30,  2001,  there shall have been no change which has had or could reasonably be expected to have a Materially Adverse Effect;

            (d) Evidence of the executed Amendment No. 7 to Senior  Subordinated
Note Purchase Agreement, together with evidence that all conditions precedent to the  effectiveness  of  Amendment  No. 7 to Senior  Subordinated  Note  Purchase
Agreement have been contemporaneously satisfied or waived, in form and substance satisfactory to the Lenders;

            (e) All  corporate  and  other  proceedings  taken or to be taken in connection with the transactions  contemplated hereby and all Loan Documents and other documents  incident thereto or delivered in connection  therewith shall be satisfactory in form and substance to each Lender;

            (f) The Company and its  Subsidiaries  shall have a Consolidated Net
Worth of at least $32,490,000;

            (g)  The  Total  Debt   Coverage   Ratio  of  the  Company  and  its
Subsidiaries  shall  be  no  more  than  4.50:1:00;   provided,   however,  that
realization of the costs and charges taken by the Company for the Fiscal Quarter ending June 30, 2001 in the amount of  $7,600,000.00  shall not be considered in the  calculation  of the Total  Debt  Coverage  Ratio;  provided,  further,  for purposes of  determining  the Total Debt  Coverage  Ratio of the Company and its
Subsidiaries as of the Closing Date,  Annualized  EBITDA shall be the product of
EBITDA for the fiscal quarter ending on June 30, 2001 multiplied by four; and

            (h) The Senior Debt  Coverage  Ratio  shall be less than  2.75:1.00;
provided,  however,  that  realization  of the  costs and  charges  taken by the
Company  for  the  Fiscal  Quarter  ending  June  30,  2001  in  the  amount  of
$7,600,000.00 shall not be considered in the calculation of Senior Debt Coverage
Ratio;  provided,  further, for purposes of determining the Senior Debt Coverage
Ratio of the Company and its  Subsidiaries  as of the Closing  Date,  Annualized
EBITDA shall be the product of EBITDA for the fiscal  quarter ending on June 30,
2001 multiplied by four.

            SECTION  3.02  Conditions  Precedent  to Each Advance and Letters of
Credit.  At the time of the  making by the  Lenders  of each  Advance  hereunder
(including  the  initial  Advances)  and the  issuance  of all Letters of Credit
(before as well as after giving  effect to such Advances and the proposed use of the  proceeds  thereof and the  issuance of Letters of  Credit),  the  following statements shall be true:

            (a) The  representations  and  warranties  contained  in  Article IV hereof are true and  correct in all  material  respects on and as of the date of such  Borrowing  or the issuance of such Letters of Credit as though made on and as of such date,  except insofar as such  representations  and warranties  speak

                                       41

only as of a prior date or reflect  transactions  and events  after the  Closing
Date, as permitted by the Loan Documents;

            (b) No Default or Event of Default  exists or would result from such
Borrowing or from the application of the proceeds therefrom;

            (c)  Since  the  date  of the  most  recent  consolidated  financial statements of the Company  described in Section 4.14 or delivered to the Lenders pursuant to Section  5.02,  nothing  shall have  occured  which has had or could reasonably be expected to have a Materially Adverse Effect;

            (d) There  shall be no action or  proceeding  instituted  or pending before any court or other  governmental  authority  or, to the  knowledge of the
Company,  threatened (i) which reasonably could be expected to have a Materially
Adverse  Effect,  or (ii)  seeking to  prohibit  or restrict  the  ownership  or operation  of any portion of the business or assets of the Company or any of its
Subsidiaries,  or to compel the Company or any of its Subsidiaries to dispose of or hold  separate  all or any portion of its  businesses  or assets,  where such portion  or  portions  of such  business(es)  or  assets,  as the  case  may be, constitute a material  portion of the total  businesses or assets of the Company or its Subsidiaries;

            (e) The  Advances to be made and the use of proceeds or the issuance of such  Letters of Credit  thereof  shall not  contravene,  violate or conflict with, or involve the  Administrative  Agent or any Lender in a violation of, any
Applicable Law;

            (f) each Notice of Borrowing given by the Company in accordance with
Section  2.02(a)  hereof or issuance of a Letter of Credit and the acceptance by the Company of the proceeds of any Borrowing shall  constitute a  representation and warranty by the Company, made as of the time of the making of such Borrowing or the  issuance  of such  Letter of Credit  that the  conditions  specified  in
Section  3.02(a)  have been  fulfilled  as of such  time  unless a notice to the contrary specifically  captioned  "Disclosure  Statement" is received by each of the Lenders from the Company prior to 5:00 p.m. (New York, New York time) on the
Business Day immediately preceding the date of the making of such Borrowing.  To the extent that the Required  Lenders agree to make such Borrowing after receipt of a  Disclosure  Statement  in  accordance  with the  preceding  sentence,  the representations and warranties pursuant to the preceding sentence will be deemed made as modified by the contents of such Disclosure  Statement and repeated,  as so  modified,  as at  the  time  of the  making  of  such  Borrowing.  Any  such modification shall be effective only for the occasion on which the Lenders elect to make an  Advance  on such  Borrowing,  and  unless  expressly  agreed  by the
Required  Lenders in writing to the contrary in accordance  with Section  10.02, shall not be deemed a waiver or  modification  of any condition to the making of any future Borrowing.

            SECTION  3.03  Effect  of  Amendment  and   Restatement.   Upon  the
effectiveness  of this  Agreement  pursuant to Section 3.01,  from and after the
Closing  Date:  (a) the terms and  conditions of the Original  Credit  Agreement shall be amended as set forth  herein and,  as so amended,  shall be restated in their  entirety,  but only with  respect to the rights,  duties and  obligations among Company,  the Lenders and the Administrative Agent accruing from and after the Closing  Date;  (b) the New Lenders  shall be deemed to have become  Lenders hereunder  and under all other  Loan  Documents,  and the  Lenders  party to the

                                       42

Original  Credit  Agreement  (the  "Original  Lenders")  shall be deemed to have assigned,  and the New Lenders shall be deemed to have accepted assignment of, a portion of the "Loans" and a portion of the participation in "Letters of Credit"
and "Swing Line Loans" outstanding under the Original Credit Agreement such that after giving effect thereto,  all "Loans" and all  participations in "Letters of
Credit" and "Swing Line Loans"  outstanding  under the Original Credit Agreement and now  outstanding  under this  Agreement  are held by the  Lenders in amounts equal to the Lenders' Pro Rata Shares of the  respective  Commitments,  (c) this
Agreement shall not in any way release or impair the rights, duties, Obligations or Liens  created  pursuant to the Original  Credit  Agreement or any other Loan
Document (as defined therein) or affect the relative priorities thereof, in each case to the extent in force and effect  thereunder  as of the  Closing  Date and except as modified hereby or by documents,  instruments and agreements  executed
and  delivered  in  connection  herewith,   and  all  of  such  rights,  duties,
Obligations  and Liens are assumed,  ratified  and affirmed by Company;  (d) all indemnification  obligations of the Company under the Original Credit  Agreement and any other Loan  Documents (as defined  therein)  shall survive the execution and delivery of this  Agreement and shall  continue in full force and effect for the benefit of the Original Lenders, the Agent, and any other Person indemnified under the  Original  Credit  Agreement  or any other Loan  Document  (as defined therein) at any time prior to the Closing  Date,  (e) the  Obligations  incurred under the Original  Credit  Agreement  shall,  to the extent  outstanding on the
Closing Date, continue  outstanding under this Agreement and shall not be deemed to be paid, released, discharged or otherwise satisfied by the execution of this
Agreement,  and this Agreement shall not constitute a refinancing,  substitution or  novation  of  such  Obligations  or any  of the  other  rights,  duties  and
obligations  of  the  parties  hereunder;   (f)  the  execution,   delivery  and
effectiveness  of this  Agreement  shall not  operate  as a waiver of any right, power or remedy of the Original  Lenders or the Agent (as defined therein) under the  Original  Credit  Agreement,  nor  constitute  a  waiver  of any  covenant, agreement or  obligation  under the  Original  Credit  Agreement,  except to the extent that any such  covenant,  agreement or  obligation is no longer set forth herein or is modified hereby;  (g) any and all references to the Original Credit
Agreement in each and every  Collateral  Document  and all other Loan  Documents shall,  without  further  action of the  parties,  be deemed a reference  to the
Original Credit  Agreement,  as amended and restated by this  Agreement,  and as this Agreement  shall be further  amended,  restated,  supplemented or otherwise modified from time to time.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

            The Company and the Subsidiaries represent and warrant as follows:

            SECTION 4.01 Status of Company; Status of Subsidiaries.  The Company
and each Subsidiary that is a corporation are duly organized,  validly  existing and in good standing  under the laws of the  jurisdictions  of their  respective incorporation and have the corporate power and authority to own their respective property and assets and to transact the  businesses  in which they  respectively are engaged or presently  propose to engage and are duly  qualified  and in good standing as foreign  corporations in all states where failure to be so qualified and in good standing could have a Materially  Adverse  Effect.  Each  Subsidiary

                                       43

that is a  partnership  or  limited  liability  company is duly  constituted  or organized,  as the case may be,  existing and in good standing under the laws of the jurisdiction of its constitution and has all requisite power,  authority and legal right to own its  property and assets and to transact  the  businesses  in which it is engaged or presently proposes to engage and is duly qualified and in good standing as a foreign  partnership or foreign limited liability company, as the case may be, wherever  failure to be so qualified and in good standing could have a Materially  Adverse Effect. The Company and each of its Subsidiaries have the power to own their  respective  properties and to carry on their  respective businesses as now being conducted. The Company is adequately capitalized for the purpose of  conducting  its  business,  was not formed solely for the purpose of acting as agent for, or as an instrumentality of, any Subsidiary.

            SECTION  4.02  Power  and  Authority.  Each of the  Company  and the
Guarantors has the corporate or  organizational  power,  as the case may be, and has taken all necessary corporate action or other organizational  action, as the case may be,  (including,  without  limitation,  any consent of  stockholders or members,  as  the  case  may  be,  required  by law  or by  its  certificate  of incorporation,  articles of organization,  bylaws or operating agreement, as the case may be) to  authorize  it, to execute,  deliver and carry out the terms and provisions of and to incur its obligations under this Agreement,  the Notes, the
Security  Documents  and the other Loan  Documents to which it is a party.  This
Agreement,  the Notes, the Security  Documents and the other Loan Documents have been duly  authorized,  executed and delivered by the Company and the Guarantors party thereto.

            SECTION  4.03  Compliance  with Other  Instruments.  The  execution, delivery and performance by the Company and any Guarantors party thereto, as the case may be, of this Agreement,  the Notes, the Security Documents and the other
Loan Documents to which it is a party,  (a) will not contravene any provision of
Applicable  Law,  rule,  regulation,  judgment,  order or  ruling,  (b) will not conflict  with,  be  inconsistent  with,  or result in any  breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the  creation or  imposition  of any Lien upon any of the  property or assets of the  Company or any of its  Subsidiaries  pursuant to the terms of any indenture,  mortgage,  deed to secure debt, deed of trust, or any other material agreement or  instrument  to which the Company or any of its  Subsidiaries  is a signatory  or by which it is bound or to which it may be  subject,  (c) will not violate  any  provision  of the  certificate  of  incorporation  (or  equivalent thereof)  or bylaws (or  equivalent  thereof)  of the  Company or any  corporate
Subsidiary of the Company or the  certificate  of  partnership or other document governing  the  constitution  or conduct of  affairs  of any  Subsidiary  of the
Company  that is not a  corporation,  (d)  will  not  require  any  Governmental
Approval  and (e) will not result in the creation of any Lien upon the assets or properties of the Company and its  Subsidiaries  except as  contemplated  by the
Security  Documents.  Neither the Company nor any of its Subsidiaries is a party to,  or  otherwise  subject  to  any  provision  contained  in,  any  instrument evidencing Indebtedness of the Company or any of its Subsidiaries, any agreement relating  thereto or any other  contract or  agreement  (including  its charter)
which limits the amount of, or otherwise  imposes  restrictions on the incurring of, Indebtedness of the type to be evidenced by the Notes, other than the Senior
Subordinated Debt.

            SECTION 4.04 Enforceable Obligations. This Agreement, the Notes, the
Security Documents and the other Loan Documents  constitute the legal, valid and binding obligation of the Company and the Guarantors party thereto,  enforceable

                                       44

in  accordance  with their terms,  except as the  enforceability  thereof may be limited by Bankruptcy Law and by general principles of equity.

            SECTION  4.05  Governmental  Authorizations.  The  Company  and  its
Subsidiaries   are  in  good   standing   with   respect  to  all   governmental
authorizations, consents, approvals, orders, licenses and other actions required by any governmental or  non-governmental  authority or Person,  except where the failure  to  maintain  such good  standing  will not have a  Materially  Adverse
Effect.

            SECTION  4.06  Intellectual  Property.  Each of the  Company and its
Subsidiaries  owns or has the  right  to use all  patents,  trademarks,  service marks, trade names, copyrights,  licenses and other rights, free from burdensome restrictions,  which are material for the operation of its business as presently conducted.  Nothing  has  come  to  the  attention  of the  Company,  any of its
Subsidiaries  or any of their  respective  directors  and officers to the effect that  (i) any  product,  process,  method,  substance,  part or  other  material presently  contemplated  to be  sold by or  employed  by  Company  or any of its
Subsidiaries in connection with its business may infringe any patent, trademark, service mark, trade name,  copyright,  license or other right owned by any other
Person,  (ii) there is pending or threatened any claim or litigation  against or affecting the Company or any of its Subsidiaries contesting its right to sell or use any such product,  process,  method,  substance,  part or other  material or
(iii) there is, or there is pending or proposed, any patent, invention,  device, application or principle or any statute, law, rule, regulation, standard or code which would  prevent,  inhibit or render  obsolete the production or sale of any products of, or  substantially  reduce the  projected  revenues of, or otherwise have a Materially Adverse Effect.

            SECTION 4.07 Outstanding  Indebtedness.  Neither the Company nor any
of its Subsidiaries,  on a consolidated basis, has outstanding any Indebtedness, except as described on Schedule  4.07 hereto.  There exists no default under the provisions  of any  instrument  evidencing or securing any  Indebtedness  of the
Company  or any of its  Subsidiaries  or of  any  agreement  otherwise  relating thereto  which has had or would  reasonably  be  expected  to have a  Materially
Adverse Effect.

            SECTION 4.08 Insurance Coverage. All property of the Company and any of its Subsidiaries is insured within terms reasonably acceptable to the Lenders for the benefit of the Company or a Subsidiary of the Company in amounts  deemed adequate by the Company's management in its reasonable business judgment and not materially  less than  those  amounts  customary  in the  industry  in which the
Company and its  Subsidiaries  operate  against risks usually insured against by
Persons operating businesses similar to those of the Company or its Subsidiaries in the  localities  where such  properties are located,  and the  Administrative
Agent has been named loss  payee or  additional  insured,  as its  interest  may appear, on all such policies.  Attached as Schedule 4.08 hereto are certificates evidencing such insurance.

            SECTION  4.09  Title  to  Properties.  Each of the  Company  and its
Subsidiaries has (i) good and marketable fee simple title to its respective real properties  (other than real  properties it leases from others),  including such real  properties  reflected in the financial  statements  referred to in Section
4.14, subject to no Lien of any kind except Liens permitted by Section 6.01, and
(ii) good title to all of its other respective properties and assets (other than

                                       45

properties  and  assets  which it  leases  from  others),  including  the  other properties  and assets  reflected  in the  financial  statements  referred to in
Section 4.14,  subject to no Lien of any kind except Liens  permitted by Section
6.01. Each of the Company and its  Subsidiaries  enjoys peaceful and undisturbed possession in all material leases  necessary for the operation of its respective properties  and  assets,  none of  which  contains  any  unusual  or  burdensome provisions  that  would  adversely  affect  or  impair  the  operation  of  such properties and assets,  and all such leases are valid and subsisting and in full force and effect.

            SECTION 4.10 No Burdensome Restrictions. Neither the Company nor any
of its Subsidiaries is a party to any contract or agreement that would result in any  burdensome  restrictions  that  might  reasonably  be  expected  to  have a
Materially  Adverse  Effect,  including,  but not  limited  to,  any  collective bargaining agreements.

            SECTION 4.11 No Material  Violation of Law.  Neither the Company nor
any of its  Subsidiaries  has any notice of any  violation of any law,  statute, order,  regulation  or  judgment  entered  against  it by  any  court  that  may reasonably be expected to have a Materially Adverse Effect.

            SECTION 4.12 No Default Under Other Agreements.  Neither the Company
nor any of its  Subsidiaries  is in default  under any  agreement or  instrument relating to any Indebtedness  with an aggregate  outstanding or principal amount of $250,000 or more.

            SECTION 4.13 No Equity  Investments.  Neither the Company nor any of
its  Subsidiaries  possesses  investments  in  any  equity  or  other  long-term investments in any person,  except permitted  investments  allowed under Section
6.09,   including  any   wholly-owned   Subsidiaries  of  the  Company  and  the
Subsidiaries.

            SECTION  4.14  Financial   Statements.   The  audited   consolidated
financial  statements  of the  Company  dated  June 30,  2001,  and the  related consolidated  statements of income (including supporting footnote  disclosures), with opinion of Margolin, Winer & Evens LLP heretofore furnished to the Lenders, is all  true and  correct  in all  material  respects  and  present  fairly  the consolidated  financial  condition at the date of said financial  statements and the results of operations for the fiscal period then ending of the Company.  The
Company as of such date did not have any significant liabilities,  contingent or otherwise,  including  liabilities for Taxes or any unusual forward or long-term commitments  which were not  disclosed by or reserved  against in the  financial statements  referred to above or in the notes  thereto,  and at the present time there are no material  unrealized  or  anticipated  losses from any  unfavorable commitments of the Company or any of its Subsidiaries.  The financial statements have been  prepared  in  accordance  with GAAP  applied  on a  consistent  basis throughout the periods involved. Since June 30, 2001, nothing has occurred which has had or could reasonably be expected to have a Materially Adverse Effect.

            SECTION 4.15 Litigation. There are no actions, suits, investigations or  proceedings  pending  or,  to the  knowledge  of the  Company  or any of its
Subsidiaries,  threatened  against  or  affecting  the  Company  or  any  of its
Subsidiaries  or any of their  properties  or  rights by or  before  any  court, arbitrator or  administrative  or governmental body that would have a Materially
Adverse Effect.

                                       46

            SECTION  4.16 Taxes.  Each of the Company and its  Subsidiaries  has
filed or caused to be filed all declarations, reports and tax returns including, in the case of the Company and each Subsidiary located in the United States, all federal and state  income tax returns  which it is required by law to file,  and has paid all Taxes which are shown as being due and  payable on such  returns or on any assessments  made against it or any of its  properties.  The accruals and reserves on the books of the Company  and its  Subsidiaries  in respect of Taxes are adequate in all material  respects for all periods.  Neither the Company nor any of its Subsidiaries has any knowledge of any unpaid  adjustment,  assessment or any  penalties or interest of  significance,  or any basis  therefor,  by any taxing authority for any period,  except those being contested in good faith and by appropriate  proceedings  which  effectively stay the enforcement of any Lien and the attachment of a penalty.

            SECTION 4.17 Margin  Regulations.  No part of the proceeds of any of the  Advances  will be used for any purpose  which  violates,  or which would be inconsistent or not in compliance with, the provisions of the applicable  Margin
Regulations.

            SECTION 4.18 ERISA.  Except as disclosed on Schedule  4.18  attached hereto:

            (a)  Identification of Plans. (1) Neither the Company nor any of its
Subsidiaries  maintains or contributes to or has an obligation to contribute to, a Plan that is an "employee  pension benefit plan" as defined in Section 3(2) of
ERISA  or  any  plan,   program  or  arrangement   that  provides  for  deferred
compensation,  (2) neither the  Company nor any of its  Subsidiaries  nor any of
their  respective  ERISA  Affiliates  in the last five years has  maintained  or contributed  to,  or has had an  obligation  to  contribute  to, a Plan  that is subject  to  Title  IV of  ERISA  and (3)  neither  the  Company  nor any of its
Subsidiaries maintains or contributes to any Foreign Plan.

            (b) Compliance. Except as could not reasonably be expected to result in a Materially  Adverse Effect,  each Plan maintained by Company and any of its
Subsidiaries  is by its terms and in operation,  in substantial  compliance with all  applicable  laws, and neither the Company nor any of its  Subsidiaries  has been  assessed,  and to the knowledge of the Company,  is subject to, any tax or penalty with respect to any Plan of the Company, its Subsidiaries,  or any ERISA
Affiliate thereof,  including without limitation, any tax or penalty under Title
I or  Title  IV of ERISA or  under  Chapter  43 of the Tax  Code,  or any tax or penalty  resulting  from a loss of deduction  under Sections 162, 404, or 419 of the Tax Code.

            (c) Liabilities. Neither the Company nor any of its Subsidiaries has
been  assessed  and to the  knowledge  of the  Company  are not  subject to, any material monetary liabilities (including withdrawal liabilities) with respect to any Plans or Foreign Plans of such the Company, its Subsidiaries or any of their
ERISA Affiliates,  including without  limitation,  any liabilities  arising from
Titles I or IV of  ERISA,  other  than  obligations  to fund  benefits  under an ongoing  Plan and to pay  current  contributions,  expenses  and  premiums  with respect to such Plans or Foreign Plans.

            (d) Funding.  The Company and its Subsidiaries  and, with respect to any Plan which is subject to Title IV of ERISA,  each of their  respective ERISA
Affiliates,  have made full and timely payment of all amounts (A) required to be contributed under the terms of each Plan and applicable law, and (B) required to be paid as expenses (including PBGC or other premiums) of each Plan, and no Plan

                                       47

subject to Title IV of ERISA has an "amount of unfunded benefit liabilities" (as defined in Section 4001 (a)(18) of ERISA), determined as if such Plan terminated on any date on which this  representation  and warranty is deemed made.  Neither the Company nor any of its  Subsidiaries  are  subject to any  liabilities  with respect to post-retirement medical benefits.

            (e)  Prohibited  Transactions.  Neither  the  Company nor any of its
Subsidiaries has engaged in, or has any knowledge of, any non-exempt  prohibited transaction  (within the meaning of Section 406 of ERISA or Section  4975 of the
Tax Code) with respect to any Plan.

            (f)  Qualification  of Plans.  A favorable  determination  as to the qualification under Section 401(a) of the Tax Code has been made by the Internal
Revenue Service with respect to each Plan intended to be qualified under Section
401(a) of the Tax Code and, to the best knowledge of each of the Company and its
Subsidiaries,  nothing has occurred  since the date of such  determination  that would adversely affect such qualification.

            (g) Withdrawal. Except as could not reasonably be expected to result in a Materially  Adverse Effect,  neither the Company,  any of its Subsidiaries, nor any of their respective ERISA Affiliates has:

               (i) ceased  operations  at a facility so as to become  subject to the provisions of Section 4062(e) of ERISA,

               (ii) withdrawn as a substantial  employer so as to become subject to the provisions of Section 4063 of ERISA,

               (iii)  ceased  making  contributions  to  any  "employee  pension benefit  plan" subject to the  provisions  of Section  4064(a) of ERISA to which any of the  Consolidated  Companies or any of their respective ERISA
      Affiliates made contributions,

               (iv) incurred or caused to occur a "complete  withdrawal" (within the meaning of Section  4203 of ERISA) or a "partial  withdrawal"  (within the meaning of Section 4205 of ERISA) from a  Multiemployer  Plan so as to incur withdrawal  liability under Section 4201 of ERISA (without regard to subsequent  reduction or waiver of such  liability  under Sections 4207 or
      4208 of ERISA), or

               (v) been a party to any  transaction or agreement under which the provisions  of  Section  4204 of ERISA  were  applicable  and which  could reasonably  be expected to result in  liability  for any of the Company or its Subsidiaries.

            (h)  Proceedings.  Except as could not  reasonably  be  expected  to result in a Materially  Adverse  Effect,  there are no actions,  suits or claims pending  (other than routine claims for benefits) or, to the knowledge of any of the Company or any of its Subsidiaries, which could reasonably be expected to be asserted,  against any Plan  maintained  for employees or the assets of any such
Plan. No civil or criminal action brought pursuant to the provisions of Title I,
Subtitle B, Part 5 of ERISA,  is pending or, to the best knowledge of any of the
Company or any of its  Subsidiaries,  threatened  against any  fiduciary  or any
Plan.

                                       48

            SECTION 4.19 Compliance With Environmental Laws.

            (a) The Company and its Subsidiaries are not in violation of, and do not presently have outstanding any liability under,  have not been notified that they are or may be liable under and do not have  knowledge  of any  liability or potential  liability under any applicable  Environmental  Laws which  violation, liability  or  potential  liability  could  reasonably  be  expected  to  have a
Materially Adverse Effect.

            (b) Neither the Company nor any of its  Subsidiaries  has received a written  request  for  information  under  any  Environmental  Laws  stating  or suggesting that the Company or any of its Subsidiaries has or may have liability thereunder  or written  notice  that any such  entity has been  identified  as a potentially  responsible party under any  Environmental  Laws, or any comparable state law,  or any  public  health or safety or  welfare  law,  nor has any such entity received any written notification that any Hazardous Substance that it or any of its respective  predecessors in interest has generated,  stored, treated, handled,  transported,  or disposed of, has been released or is threatened to be released at any site at which any Person  intends to conduct or is  conducting a remedial investigation or other action pursuant to any Environmental Laws.

            (c)  Each of the  Company  and its  Subsidiaries  has  obtained  all material permits,  licenses or other authorizations  required for the conduct of their respective operations under all applicable Environmental and Asbestos Laws and each such authorization is in full force and effect.

            (d)  Each  of the  Company  and  its  Subsidiaries  complies  in all material  respects with all laws and  regulations  relating to equal  employment opportunity  and employee safety in all  jurisdictions  in which it is presently doing business,  and Company will use its reasonable best efforts to comply, and to cause each of its Subsidiaries to comply,  with all such laws and regulations which may be legally imposed in the future in  jurisdictions in which Company or any of its Subsidiaries may then be doing business.

            SECTION 4.20 Possession of Material Patents,  Trademarks,  Etc. Each
of the Company and its Subsidiaries possesses all patents, trademarks, licenses, and other  intellectual  property  rights  that are  necessary  in any  material respect for the  ownership,  maintenance  and  operation of its  properties  and assets and they are  possessed  free from any  burdensome  restrictions.  To the
Company's  knowledge,  there are no infringements  of such patents,  trademarks, licenses,  and other  intellectual  property rights that could have a Materially
Adverse Effect.

            SECTION 4.21  Subsidiaries.  Schedule 4.21 attached hereto correctly sets forth the name of each Subsidiary of the Company,  the jurisdiction of such
Subsidiary's  incorporation  or organization and the ownership of all issued and outstanding capital stock of such Subsidiary.  All the outstanding shares of the capital  stock or other  equity  interests  of each  such  Subsidiary  have been validly  issued and are fully paid and  nonassessable  and all such  outstanding shares,  except  as  noted on such  Schedule  4.21,  are  owned  of  record  and beneficially by the Company or a wholly-owned  Subsidiary of the Company free of any Lien or claim, except for Liens in favor of the Administrative Agent.

                                       49

            SECTION 4.22 Disclosure.  Neither this Agreement,  any Loan Document nor any other document, certificate or statement furnished to the Lenders or the
Administrative  Agent  by or on  behalf  of  the  Company  or any  Guarantor  in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and  therein not  misleading,  if, in either  case,  such fact is material to an understanding of the financial condition, business, prospects or property of the
Company and its Subsidiaries, or the ability of the Company and its Subsidiaries to fulfill its obligations under any Loan Documents to which it is a party.

            SECTION 4.23  Projections.  In the good faith  judgment of the Chief
Financial   Officer  and  Chief  Executive   Officer  of  the  Company  and  its
Subsidiaries the projections,  a copy of which are attached hereto as Exhibit J, constitute the prospects of financial performance of the Company for the periods indicated in such projections,  absent  unanticipated  changed  circumstances or events, many of which are beyond the Company's control.

            SECTION 4.24 Subordinated  Debt. As of the Closing Date, the Company
has  delivered  to the  Administrative  Agent a complete and correct copy of the
Senior   Subordinated  Note  Purchase   Agreement  and  the  Subordinated  Notes
(including  all schedules,  exhibits,  amendments,  supplements,  modifications, assignments and all other documents  delivered pursuant thereto or in connection therewith).  The  Company has the  corporate  power and  authority  to incur the
Indebtedness  evidenced by the Subordinated Notes. The subordination  provisions contained in the Senior  Subordinated  Note Purchase  Agreement are  enforceable against  the  holders  of the  Subordinated  Notes by  Administrative  Agent and
Lenders.  All  Obligations,  including the  Obligations  to pay principal of and interest on the Loans and the Letter of Credit  Obligations,  constitute  senior
Indebtedness entitled to the benefits of the subordination  provisions contained in the  Senior  Subordinated  Note  Purchase  Agreement.  The  principal  of and interest  on  the  Notes,  all  Letter  of  Credit  Obligations  and  all  other
Obligations will constitute  "senior debt" as that or any similar term is or may be  used  in  any  other  instrument  evidencing  or  applicable  to  any  other
Subordinated Debt. The Company  acknowledges that the  Administrative  Agent and each Lender are entering into this Agreement in reliance upon the  subordination provisions of the Subordinated Notes and this Section 4.24.

                                   ARTICLE V

                              AFFIRMATIVE COVENANTS

            So long as any Note shall remain unpaid or any Lender shall have any
Commitment  hereunder,  unless the Required  Lenders shall otherwise  consent in writing:

            SECTION 5.01 Use of Proceeds. The proceeds of all Borrowings will be used by the  Company as provided in Section  2.15.  None of the  proceeds of any
Borrowing  shall be used,  directly or indirectly,  to purchase or carry,  or to reduce or retire or  refinance  any credit  incurred to  purchase or carry,  any
"margin  security" or "margin stock"  (within the meaning of the  regulations of

                                       50

the Board of Governors  of the Federal  Reserve  System) or to extend  credit to others for the purpose of purchasing  or carrying any such "margin  security" or
"margin  stock" or for any other purpose that might deem this  transaction  as a
"purpose  credit"  (within  the  meaning  of the  regulations  of the  Board  of
Governors  of the Federal  Reserve  System).  If  requested  by any Lender,  the
Company  will  furnish  to  such  Lender   statements  in  conformity  with  the
requirements of Federal Reserve Form U-1 referred to in Regulation U.

            SECTION  5.02  Interest  Rate  Protection.  Within  90 days from the
Closing  Date,  the Company shall enter into and maintain  until the  Commitment
Termination  Date an  agreement  providing  for  payments  which are  related to fluctuations of interest rates by which the Company is protected against changes in the variable rates of interest  payable on its  indebtedness as to a notional amount of approximately fifty-five percent (55%) of Total Debt.

            SECTION 5.03 Reporting Covenants.

            (a)  The  Company  will  furnish  to the  Administrative  Agent  for distribution to each of the Lenders:

               (i) as soon as  available  and in any event no later than 90 days after the end of each Fiscal Year of the Company, an audited  consolidated balance sheet of the Company and its  Subsidiaries as of the close of such
      Fiscal Year, and the related audited consolidated statements of income and cash flow of the Company and its Subsidiaries for such fiscal year, all in reasonable detail and with (1) an unqualified opinion of Margolin, Winer &
      Evens LLP,  or such  other  independent  certified  public  accountant  of recognized  standing  selected  by the  Company  and  satisfactory  to the
      Required  Lenders,   (2)  a  certificate  (with  supporting   details  and
      calculations of financial  covenants) from the Chief Financial  Officer of the Company stating whether a Default or Event of Default exists and (3) a copy of the auditors letter to management;  provided, however, that at any other time that the  auditors  issue a letter to  management,  the Company shall  provide  such letter  within 10 days after  receiving  such letter;
      provided,  further,  that if an auditors letter to management is available at closing, the Company shall provide such letter on the Closing Date;

               (ii) as soon as  available  and in any event within 45 days after the end of each  fiscal  quarter of the  Company  that is not the end of a
      Fiscal Year, its quarterly unaudited financial  statements,  together with
      (A) a  certificate  in the  form of  Exhibit  H  hereto  (the  "Compliance
      Certificate")  by  the  Chief  Financial  Officer  of  the  Company  (with supporting  details and calculations of financial  covenants) stating that
      (x) the  financials  were  prepared in  accordance  with GAAP  (subject to customary year-end audit adjustments) and that the covenants  described in
      Article  VII have been met and (y)  whether a Default  or Event of Default exists  (specifying  the nature  thereof and intended  response) and (B) a
      comparison  of  the  quarterly  unaudited  financial   statements  to  the
      projections  and an analysis as to the  differences,  if any,  between the unaudited financial statements and the projections;

               (iii) as soon as available  and in any event within 45 days after the  end of  each  month,  the  consolidated  balance  sheet  and  related statement  of income of the  Company,  which  shall  include the amount of
      Capital Expenditures for such month; and

                                       51

               (iv)  as  soon as  available  and in any  event  not  later  than forty-five  (45) days after the end of each  fiscal  year of the  Company, financial projections with supporting assumptions for the following fiscal year, in a form satisfactory to the Agents.

            In each case, such financial statements, pursuant to (a)(i), (a)(ii)
and  (a)(iv)  above,  shall  include  balance  sheets,  income  statements,  and statements of cash flows for the Company.

            (b) The Company will promptly  furnish to each of the Lenders notice of certain other events, including the occurrence or existence of any Default or
Event of Default, any citation for a material violation of environmental laws or regulations, important matters relating to funding of employee benefit plans, or such other information as any Lender or the Administrative  Agent may reasonably request.

            SECTION 5.04 Maintenance of Properties. The Company shall, and shall cause each of its  Subsidiaries  to,  maintain,  preserve,  protect and keep, or cause to be maintained,  preserved, protected and kept, its properties and every part thereof in good repair, working order and condition,  and from time to time will  make or  cause  to be made  all  needful  and  proper  repairs,  renewals, replacements,  extensions,  additions, betterments, and improvements thereto, so that the  business  carried  on in  connection  therewith  may be  properly  and advantageously  conducted  at all times  other than those  which the  failure to maintain  would,  individually or in the aggregate,  have no Materially  Adverse
Effect;  provided,  however,  that the Company and each Subsidiary  shall not be under any obligation to repair or replace any such properties  which have become obsolete or have become  unsuitable or inadequate for the purpose for which they are used.

            SECTION 5.05 Maintenance of Insurance.  The Company shall, and shall cause  each  of  its  Subsidiaries  to,  (i)  maintain  liability  and  workers'
compensation  insurance  with  financially  sound  and  reputable  insurers  (or maintain a legally sufficient,  fully funded,  program of self insurance against workers' compensation liabilities),  and also maintain adequate insurance on its properties  against such hazards and in at least such amounts as is customary in the business, and (ii) name the Administrative Agent as loss payee or additional insured, as its interest may appear, on each of such insurance policies.  At the request  of  any  Lender,  the  Company  will  forthwith  deliver  an  officer's certificate specifying the material details of such insurance in effect.

            SECTION  5.06  Maintenance  of Books;  Inspection  of  Property  and
Records.  The Company shall,  and shall cause each of its  Subsidiaries to, keep proper books of record and account  containing  complete and accurate entries in all  material  respects  of all  of  their  respective  financial  and  business transactions  and  prepare or cause to be  prepared  its annual  statements  and reports in accordance with GAAP. The Company shall,  and shall cause each of its
Subsidiaries  to, permit any person  designated by any Lender,  including  third party auditors, to visit and inspect any of its properties,  corporate books and financial records,  to make copies and take extracts  therefrom,  and to discuss its accounts,  affairs,  and finances with the principal officers of the Company and such Subsidiary during  reasonable  business hours, all at such times as the
Lenders may  reasonably  request and at the  expense of the  Company;  provided, however,  that any time following the occurrence and  continuance of an Event of
Default,  no prior notice to the Company and such Subsidiary  shall be required.

                                       52

The Company shall, and shall cause each of its Subsidiaries to, prepare or cause to be prepared  its interim  statements  and  reports in  accordance  with GAAP, subject  to usual and  customary  year end audit and  adjustments  and  footnote disclosures.

            SECTION 5.07  Existence  and Status.  The Company  shall,  and shall cause each of its Subsidiaries  that is a corporation to, maintain its corporate existence,  its material  rights,  franchises  and licenses  (for the  scheduled duration thereof), its patents, trademarks, trade names, service marks and other intellectual property rights necessary or desirable in the normal conduct of its business,  its good standing in its state of incorporation and its qualification and good  standing  as a  foreign  corporation  in all  jurisdictions  where its ownership of property or its business  activities cause such qualification to be required and the failure to do so could have a Materially  Adverse  Effect.  The
Company shall cause each  Subsidiary  that is not a corporation  to maintain its present form of existence, its material rights, franchises and licenses (for the scheduled duration thereof), its patents, trademarks, trade names, service marks and other  intellectual  property  rights  necessary  or desirable in the normal conduct  of  its  business,  its  good  standing  in  the  jurisdiction  of  its constitution and its  qualification and good standing as a foreign entity in all jurisdictions  where its ownership of property or its business  activities cause such  qualification  to be  required  and  the  failure  to do so  could  have a
Materially Adverse Effect.

            SECTION 5.08 Taxes and Claims.  The Company  shall,  and shall cause each of its  Subsidiaries  to, pay and discharge (i) all Taxes prior to the date on which  penalties  attach  thereto,  and (ii) all claims  (including,  without limitation,  claims for labor,  materials,  supplies or services)  (collectively
"Other Claims") which, if unpaid,  might become a Lien upon any of its property;
provided,  however,  that the Company and its Subsidiaries shall not be required to pay and  discharge  any such Tax or Other  Claim so long as the  legality  or amount  thereof  shall be promptly  contested  in good faith and by  appropriate proceedings  which  effectively  stay  the  enforcement  of  any  Lien  and  the attachment of a penalty and the Company or such Subsidiary,  as the case may be, shall have set aside appropriate reserves therefor in accordance with GAAP.

            SECTION 5.09 Compliance with Laws, Etc. The Company shall, and shall cause each of its  Subsidiaries  to, comply with all Applicable Law  (including, without  limitation,  the  Environmental  Laws and  Employee  Benefit  Laws) and
Contractual  Obligations  applicable  to or  binding  on any of them  where  the failure to comply with such  Applicable Law and  Contractual  Obligations  would reasonably be expected to have a Materially Adverse Effect.

            SECTION 5.10 ERISA.  The Company shall,  and shall cause each of its
Subsidiaries to, deliver to each of the Lenders:

            (a) Promptly after the occurrence  thereof with respect to any Plan, or  any  trust  established  thereunder,  notice  of  (A) a  "reportable  event"
described in Section 4043 of ERISA and the regulations  issued from time to time thereunder  (other than a "reportable  event" not subject to the  provisions for
30-day notice to the PBGC under such regulations),  or (B) any other event which could  subject the  Company or any of its  Subsidiaries  to any tax,  penalty or liability  under Title I or Title IV of ERISA or Chapter 43 of the Tax Code,  or
any tax or penalty resulting from a loss of deduction under Sections 162, 404 or
419 of the Tax Code, or any tax,  penalty or liability  (other than amounts that become  payable in the normal  operation of any Plan) under any  requirement  of

                                       53

Applicable Law applicable to any Foreign Plan,  where any such taxes,  penalties or liabilities exceed or could exceed $500,000 in the aggregate;

            (b) Promptly after such notice must be provided to the PBGC, or to a
Plan  participant,  beneficiary or alternative  payee, any notice required under
Section 101(d),  302(f)(4),  303, 304, 307, 4041(a)(2) of ERISA or under Section
401(a)(29)  or 412 of the Tax Code with respect to any Plan of the Company,  any of its Subsidiaries or any ERISA Affiliate thereof;

            (c) Upon the request of the Administrative  Agent, promptly upon the filing thereof with the Internal  Revenue  Service  ("IRS") or the Department of
Labor  ("DOL"),  a copy of IRS Form 5500 or annual  report  for each Plan of the
Company,  any of its Subsidiaries or ERISA Affiliate thereof which is subject to
Title IV of ERISA;

            (d) Upon  the  request  of the  Administrative  Agent,  (A) true and
complete  copies  of  any  and  all  documents,   government   reports  and  IRS
determination  or opinion  letters or rulings for any Plan of the Company or any of its  Subsidiaries  from the IRS,  PBGC or DOL, (B) any reports filed with the
IRS, PBGC or DOL with respect to a Plan of the Company,  any of its Subsidiaries or any  ERISA  Affiliate  thereof,  or (C) a  current  statement  of  withdrawal liability for each Multiemployer Plan of the Company, any of its Subsidiaries or
any ERISA Affiliate thereof; and

            (e) Promptly  upon the Company or any of its  Subsidiaries  becoming aware thereof,  notice that (i) any material  contributions  to any Foreign Plan have not been  made by the  required  due  date for such  contribution  and such default cannot  immediately be remedied,  (ii) any Foreign Plan is not funded to the  extent  required  by the law of the  jurisdiction  whose law  governs  such
Foreign Plan based on the actuarial assumptions  reasonably used at any time, or
(iii) a material change is anticipated to any Foreign Plan that could reasonably be expected to have a Materially Adverse Effect.

            SECTION  5.11  Litigation.  The Company  shall give  prompt  written notice to each of the Lenders of (a) any judgment entered by a court,  tribunal, administrative  agency or arbitration  panel in which the amount of liability is
$250,000  or more in excess of  insurance  coverage,  or in which the  aggregate amount of liability is $500,000 or more in excess of insurance coverage, and (b)
any disputes which may exist between the Company or any of its  Subsidiaries and any  governmental  or  regulatory  body, in which the amount in  controversy  is
$250,000  or more and which may  materially  and  adversely  affect  the  normal business  operations of the Company or any of its  Subsidiaries  or any of their respective properties and assets. The Company shall provide each of the Lenders, on  a  quarterly  basis,  concurrently  with  the  delivery  of  the  Compliance
Certificate  as provided  under  Section  5.03(a)(ii),  a report which shall set forth  each  action,  proceeding  or claim,  of which the  Company or any of its
Subsidiaries  has notice,  which is commenced or asserted against the Company or any of its  Subsidiaries,  and in which  the  amount  claimed  or the  potential liability is $250,000 or more.

            SECTION 5.12 Notice of Events of Default.  The Company shall deliver to each of the Lenders within five (5) days after any Executive  Officer obtains any knowledge of any  condition,  event or act which creates or causes a Default or an Event of  Default,  a  certificate  signed by an  officer  of the  Company specifying the nature thereof,  the period of existence  thereof and what action

                                       54

the  Company or such  Subsidiary  proposes to take with  respect  thereto to the extent that such Default is subject to notice and capable of being cured.

            SECTION 5.13 Stockholder Reports,  etc.  Contemporaneously  with the sending or filing thereof,  the Company will provide to the Administrative Agent for  distribution  to  each  of the  Lenders  copies  of all  proxy  statements, financial  statements,  and reports which the Company sends to its stockholders, and copies of all regular,  periodic,  and special  reports,  and all statements which the Company  files with the  Securities  and  Exchange  Commission  or any governmental  authority which may be substituted  therefor, or with any national securities exchange.

            SECTION 5.14 Future Guarantors.

            (a)  Subject  to any  prohibitions  or  limitations  as to  power or authority  imposed by law applicable to any such  Subsidiary,  the Company shall cause (1) each Person  incorporated or otherwise  organized in the United States that  hereafter  becomes a Subsidiary  (an  "Additional  Guarantor") to become a
Guarantor  under the  Guaranty  Agreement  and to create a security  interest in favor of the Lenders in all of its  assets,  including,  to the extent  owned by such Guarantor,  100% of the stock of other Subsidiaries,  to the Administrative
Agent upon the creation of such Additional Guarantor by executing and delivering to the Administrative Agent the Supplemental Documents; and (2) each Person that owns the stock of the  Additional  Guarantor to pledge and deliver such stock to the  Administrative  Agent,  together  with a supplement  to the Company  Pledge
Agreement  or  Guarantor  Pledge  Agreement,  as the case may be, and with stock powers or other  appropriate  instruments of transfer executed by such Person in blank.

            (b)  The   Additional   Guarantor   shall   also   deliver   to  the
Administrative  Agent  and the  Lenders,  simultaneously  with the  Supplemental
Documents,  (1) Certified  Requests for  Information  or Copies (Form UCC-11) or
equivalent  reports,  showing that there are no effective  financing  statements which name the  Additional  Guarantor  as debtor and (2) an opinion  rendered by legal counsel to such Additional Guarantor and the Person required to pledge the shares of stock of the Additional  Guarantor under the Security Documents to the
Administrative  Agent,  addressing  the types of matters  set forth in Exhibit G hereof and such other matters as the Lenders may reasonably  request,  addressed to the Administrative Agent and the Lenders.

            SECTION  5.15   Ownership  of   Guarantors.   The  Company  and  its
Subsidiaries  that own Guarantors shall maintain their  percentage  ownership of such  Guarantors  existing  as of the date  hereof  and shall not  decrease  its ownership percentage in each Additional Guarantor pursuant to Section 5.14 after the date hereof, as such ownership exists at the time such Additional  Guarantor becomes a Guarantor hereunder.

            SECTION  5.16  Landlord  Waivers.  The  Company  shall  use its best efforts to deliver to the Administrative  Agent, within 90 days from the Closing
Date, duly executed landlord waivers and/or warehouseman, or bailee with respect to all Collateral of the Company or its Subsidiaries located at leased locations or other  locations not owned by the Company in fee simple.  So long as any Note shall  remain  unpaid or any Lender  shall have any  Commitment  hereunder,  the
Company or any of its Subsidiaries shall deliver to the  Administrative  Agent a

                                       55

duly executed landlord waiver and/or warehouseman agreement, or bailee agreement with respect to all Collateral of the Company or its Subsidiaries located at any newly leased locations.

            SECTION   5.17   Notices   to   Holders   of   Subordinated    Debt.
Contemporaneously  with the sending or filing thereof,  the Company will provide to the Administrative Agent for distribution to each of the Lenders, any notices provided to holders of Subordinated Debt.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

            So long as any Note shall remain unpaid or any Lender shall have any
Commitment  hereunder,  without  the  written  consent of the  Required  Lenders
(unless otherwise provided herein):

            SECTION 6.01 Limitation on Liens and Security Interests. The Company
shall not,  and shall not  permit any of its  Subsidiaries  to,  create,  incur, assume or suffer to exist,  any Lien or other  encumbrance of any kind on any of its properties or assets, real or personal,  wherever located,  including assets hereafter acquired, except

            (a) Liens  existing  on the date  hereof and  described  on Schedule
6.01;

            (b) Liens in favor of the Administrative Agent;

            (c) Liens for Taxes not yet payable or being contested in good faith and by appropriate proceedings;

            (d)   deposits   or  pledges  to  secure   payments   of   workmen's
compensation,  unemployment insurance, old age pension and other social security obligations;

            (e) mechanics',  carriers', workmen's,  repairmen's,  landlord's, or other Liens  arising in the  ordinary  course of business  securing  obligations which  are not  overdue  for a period  longer  than 60 days,  or which are being contested in good faith by appropriate proceedings;

            (f) pledges or deposits to secure  performance  in  connection  with bids,  tenders,  contracts  (other than  contracts  for the payment of money) or leases made in the ordinary  course of the business of the Company or any of its
Subsidiaries;

            (g)  deposits to secure,  or in lieu of,  surety and appeal bonds to which the Company or a Subsidiary of the Company is a party;

            (h) deposits in connection  with the  prosecution  or defense of any claim in any court or before any administrative commission or agency;

            (i) Liens  arising out of  judgments or awards with respect to which the  Company or a  Subsidiary  of the Company at the time shall in good faith be diligently  prosecuting an appeal or proceedings  for review and with respect to

                                       56

which  it  shall  have  secured  a stay of  execution  pending  such  appeal  or proceedings  for review;  provided,  however,  that amount of any appeal bond or cash  collateral  submitted by the Company and its  Subsidiaries to prosecute an appeal or proceedings for review shall not exceed $250,000 in the aggregate;

            (j) purchase money security  interests,  and operating leases in the ordinary course of business, for equipment and machinery, in each case purchased in the  ordinary  course  of  business  and to be  used  in the  conduct  of its business, provided that any such security interest secures only the repayment of the purchase  price of such  machinery or  equipment,  not to exceed at any time
$5,000,000 in the aggregate;

            (k) Liens on fixtures in connection with existing  mortgages on real
property  or  mortgages  permitted  hereunder;   and  (l)  zoning  restrictions,
easements,  licenses,  reservations and restrictions on the use of real property or minor  irregularities  thereto  that do not  materially  detract from the use thereof or the assets of the Company or any of its Subsidiaries.

            SECTION 6.02 Indebtedness. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create,  incur,  assume or suffer to exist, any Indebtedness, other than:

            (a) Indebtedness evidenced by this Agreement and by the Notes;

            (b)  Indebtedness  outstanding on the date hereof which is set forth on Schedule 4.07 hereto;

            (c) secured  Indebtedness  to the extent  permitted by clause (j) of
Section 6.01 above;

            (d) unsecured current liabilities (not resulting from any borrowing)
incurred  in the  ordinary  course of  business  for  current  purposes  and not represented by a promissory note or other evidence of indebtedness;

            (e)  Indebtedness  related to interest  rate swaps or hedges,  or to hedge the Company's variable interest rate exposure; or

            (f)  Indebtedness  incurred  and  consented  to in  writing  by  the
Required Lenders.

            SECTION 6.03  Compliance  with ERISA.  The Company shall not take or fail to take, or permit any of its  Subsidiaries or ERISA  Affiliates to take or fail to take, any action with respect to any Plans which are subject to Title IV of ERISA or to  continuation  health care  requirements  for group  health plans under the Tax Code which could  reasonably be expected to result in a Materially
Adverse Effect, including without limitation (a) establishing any such Plan, (b)
amending any such Plan (except where  required to comply with  applicable  law),
(c) terminating or withdrawing from any such Plan, or (d) incurring an amount of unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA, or any withdrawal liability under Title IV of ERISA with respect to any such Plan.

                                       57

            SECTION 6.04 Sale and  Leaseback.  The Company  shall not, and shall not permit any of its Subsidiaries to, enter into any transaction with any other entity whereby such other entity leases assets sold or otherwise  transferred to it by the Company or such Subsidiary.

            SECTION 6.05  Transactions  with Affiliates.  The Company shall not, and shall not permit any of its Subsidiaries to:

            (a) Enter into any  transaction  or series of related  transactions, whether or not in the  ordinary  course of business,  with any  affiliate of the
Company or any of its  Subsidiaries  (but  excluding any affiliate  which is the
Company  or any of its  wholly-owned  Subsidiaries),  other  than on  terms  and conditions substantially as favorable to the Company or such Subsidiary as would be  obtained  by the  Company  or such  Subsidiary  at the time in a  comparable arm's-length transaction with a Person other than an affiliate.

            (b) Convey or transfer to any other Person (including the Company or any of its Subsidiaries) any real property,  buildings,  or fixtures used in the
manufacturing   or   production   operations  of  the  Company  or  any  of  its
Subsidiaries,  or convey or transfer  to the Company or any of its  Subsidiaries any other assets  (excluding  conveyances or transfers in the ordinary course of business) if at the time of such  conveyance or transfer any Default or Event of
Default exists or would exist as a result of such conveyance or transfer.

            SECTION 6.06 Guaranties. The Company shall not, and shall not permit any of its Subsidiaries to, create, incur, assume, guarantee, suffer to exist or otherwise  become  liable on or with  respect to,  directly or  indirectly,  any guaranties other than:

            (a)  endorsements  of  instruments  for deposit or collection in the ordinary course of business; or

            (b) guarantees of Indebtedness  owed by any Consolidated  Company to another Consolidated Company.

            SECTION  6.07  Limitations  on  Payment   Restrictions.   Except  as
otherwise  permitted under the Senior  Subordinated Debt, the Company shall not, and shall not permit any of its  Subsidiaries  to, create or otherwise  cause or suffer to exist or become effective,  any consensual  encumbrance or restriction on the ability of the Company or any of its Subsidiaries to (i) pay dividends or make any other distributions on stock of the Company or any of its Subsidiaries,
(ii) pay any  indebtedness  owed to the Company or any of its  Subsidiaries,  or
(iii)  transfer  any of its  property  or  assets to the  Company  or any of its
Subsidiaries except any consensual encumbrance or restriction existing under the
Loan Documents or any Senior Subordinated Debt.

            SECTION 6.08 Merger;  Joint  Ventures;  Sale of Assets.  The Company
shall not, and shall not permit any of its Subsidiaries to:

            (a) merge or consolidate with any other entity, except the foregoing restrictions  shall not be  applicable to mergers or  consolidations  of (x) any
Subsidiary with any other  Subsidiary  which is a Guarantor so long as Guarantor is a survivor or (y) any  Subsidiary  with the Company so long as the Company is the survivor;

                                       58

            (b) purchase,  lease or otherwise  acquire for cash,  stock or other consideration,  the stock or other equity  interests of any Person or all or any substantial portion of the assets of any Person; or

            (c) enter into a partnership or joint venture with any other entity;
provided, however, that so long as no Event of Default has occurred, the Company or any of its  Subsidiaries may request that the Required Lenders consent to its entering into a partnership or joint venture for the purposes of carrying on its business; or

            (d) sell, lease, transfer or otherwise dispose of any assets, except that this Section 6.08 shall not prohibit any disposition of (i) any asset if on the date such asset is sold, the Asset Value of all asset sales  occurring after the Closing  Date,  taking into  account the Asset Value of the  proposed  asset sale,  would  not  exceed  on an  aggregate  basis  five  percent  (5%)  of  the
Consolidated  Net Worth of the Company and its  Subsidiaries on the Closing Date
and such  sale is in the  ordinary  course of  business,  (ii) any  obsolete  or retired  property  not used or useful in its  business  (such  assets to include high-pressure tanks,  motorized vehicles,  including cars and trucks that may be obtained  by the  Company as part of the group of assets of any  corporation  or other business  entity the Company may acquire),  (iii) the sale of all or parts of the  Company's  stand alone high pressure  cylinder  business or (iv) certain other  sales to be  agreed  upon in  writing  by the  Company  and the  Required
Lenders.

            SECTION 6.09 Dividends; Loans, Investments, Advances.

            (a) In any fiscal year of the Company,  the Company shall not pay or declare any cash dividends on any of its Capital Stock;  provided  however,  the
Company  may accrue and  accumulate,  but not pay,  dividends  on the  Preferred
Stock.

            (b)  The  Company  shall  not,  and  shall  not  permit  any  of its
Subsidiaries  to,  make,  permit or hold any loans or  advances  (not  including accounts receivable) to any Person, other than:

                (i) Investments in Subsidiaries existing on the Closing Date;

                (ii)  direct  obligations  of the  United  States or any  agency thereof,  or  obligations  guaranteed  by the United  States or any agency thereof, in each case supported by the full faith and credit of the United
      States and maturing within one year from the date of creation thereof;

                (iii) commercial paper maturing within one year from the date of creation  thereof  rated in the highest  grade by a nationally  recognized credit rating agency;

                (iv) time  deposits  maturing  within  one year from the date of creation thereof,  including  certificates of deposit issued by any Lender and any office  located in the United  States of any bank or trust company which is  organized  under  the laws of the  United  States  or any  state thereof and has total assets aggregating at least $500,000,000,  including without  limitation,  any such deposits in Eurodollars issued by a foreign branch of any such bank or trust company; and

                                       59

                (v) Investments made by Plans.

            SECTION  6.10 Nature of Business.  The Company  shall not, and shall not permit any of its  Subsidiaries  to,  engage in any  business or  businesses other  than  those  engaged in by the  Company  or such  Subsidiary  on the date hereof;  provided,  however,  that nothing  herein  contained  shall prevent the
Company  or any of its  Subsidiaries  (i) from  expanding  the  location  of its business or  businesses in the United  States,  (ii) from ceasing or omitting to exercise any rights, licenses, permits, or franchises which in good faith in the judgment  of the  Company  or  such  Subsidiary  can  no  longer  be  profitably exercised, or (iii) from engaging in a business or businesses that are ancillary to those engaged in by the Company or such Subsidiary on the date hereof.

            SECTION 6.11 Sale of Subsidiaries.  The Company shall not, and shall not permit any of its Subsidiaries  to, sell or otherwise  dispose of any shares of capital stock of or other ownership interest in any Subsidiary of the Company
(except in connection with any acquisition, merger or consolidation permitted by
Section  6.08),  or permit any Subsidiary of the Company to issue any additional shares of its capital  stock or other  incidents of  ownership,  except on a pro rata basis to all its stockholders,  partners or owners, as the case may be, and provided that any such additional  shares of capital stock or other incidents of ownership  issued to the Company,  any  Guarantor or  Additional  Guarantor  are
pledged to the Administrative Agent.

            SECTION 6.12 Negative Pledges.  The Company shall not, and shall not permit any of its Subsidiaries to, agree or covenant with any Person to restrict in any way its ability to grant any Lien on its assets in favor of the  Lenders, except that this Section 6.12 shall not apply to (i) any covenants  contained in this  Agreement  or the  Security  Documents,  (ii) the  covenants  contained in
Section  8.02 of the Senior  Subordinated  Note  Purchase  Agreement,  and (iii)
covenants  and  agreements  made in connection  with Liens  described in Section
6.01(j) but only if such  covenant or agreement  applies  solely to the specific machinery, equipment or real estate to which such Lien relates.

            SECTION 6.13 Creation of  Subsidiaries.  Neither the Company nor any
of its  Subsidiaries  shall create or acquire any other  Subsidiary or any other affiliate after the Closing Date.

            SECTION 6.14  Prepayments  Under and Amendment of Other  Agreements.
The Company  shall not,  and shall not permit any of its  Subsidiaries  to make, without the prior  written  consent of the Lenders,  any  prepayments  under any
Subordinated Debt document, except as a result of a refinancing permitted below.
With the prior  written  consent of the Required  Lenders,  the Company shall be permitted  to (i)  amend or waive any  material  terms or  conditions  under any
Subordinated  Debt document,  and (ii) substitute or refinance any  Subordinated
Debt,  on a dollar  for  dollar  basis;  provided,  however,  the effect of such amendment,  waiver,  substitution  or  refinancing  shall not:  (a) increase the interest  rate on such  Subordinated  Debt;  (b)  change  the dates  upon  which payments of principal or interest are due on such  Subordinated  Debt other than to extend such dates;  (c) change any default or event of default  other than to delete  or make less  restrictive  any  default  provision  therein,  or add any covenant with respect to such  Subordinated  Debt;  (d) change the redemption or prepayment  provisions of such  Subordinated Debt other than to extend the dates

                                       60

thereof or to reduce the premiums  payable in  connection  therewith;  (e) grant security or  collateral  to secure  payment of such  Subordinated  Debt;  or (f)
change or amend any other  term if such  change or  amendment  would  materially increase the obligations of the obligor or confer additional  material rights of the holder of such Subordinated Debt in a manner adverse to the Company,  any of its Subsidiaries,  the Administrative  Agent or any Lender, and without limiting the  foregoing,  may not shorten the  standstill  period as  prescribed  in such
Subordinated  Debt.  With respect to Capital  Stock,  the Company shall not, and shall not permit any of its  Subsidiaries  to, without the prior written consent of the  Lenders,  make any payment to  purchase,  redeem,  retire or acquire any
Capital  Stock or any option,  warrant,  or other right to acquire  such capital stock; provided,  however,  notwithstanding the foregoing,  the Company shall be permitted, with the prior written consent of the Required Lenders, to substitute or replace  Capital Stock, on a dollar for dollar basis on terms no more onerous to the Lenders than the Capital Stock existing as of the Closing Date.

            SECTION 6.15 Capital Expenditures.  The Company shall not, and shall not permit any of its  Subsidiaries  to, make  Capital  Expenditures  during any period  in excess  of the  amount  listed  for such  period on Annex A  attached hereto;  provided,  however,  commencing  with Fiscal  Year 2003,  if the actual
aggregate  amount  of  Capital   Expenditures   made  by  the  Company  and  its
Subsidiaries during the prior Fiscal Year (the "Current CapEx") is less than the respective  limit  specified  on Annex A for such  Fiscal  Year (the  "Specified
CapEx"),  then the applicable limit for the immediately  succeeding  Fiscal Year shall be  increased  by an amount  equal to the  difference  between the Current
CapEx and the Specified  CapEx (the  "Carryover  Amount").  For purposes of this
Section 6.15 Capital  Expenditures  made by the Company in any Fiscal Year shall be deemed to be made first with Specified CapEx for such Fiscal Year, then, from the Carryover  Amount,  if any;  provided,  further,  that  notwithstanding  the foregoing the Company may make  acquisitions of customer accounts as a result of exchanges  with  competitors  in an  amount  not  to  exceed  $1,000,000  in the aggregate  per Fiscal  Year;  provided,  further,  to the extent that the entire
$1,000,000  is not used in any given Fiscal  Year,  such amount shall carry over and the $1,000,000 cap on acquisitions  of customer  accounts for the succeeding
Fiscal Year shall be increased by such amount.

            SECTION 6.16 Changes Related to Preferred Stock. Neither the Company
nor any of its  Subsidiaries  shall  change or amend the terms of the  Preferred
Stock or any agreement  executed in  connection  therewith if the effect of such amendment is to: (a) change any default or event of default other than to delete or make less restrictive any default provision therein, or add any covenant with respect  to such  Preferred  Stock;  (b)  change the  redemption  or  prepayment provisions of such Preferred  Stock other than to extend the dates thereof or to reduce the premiums payable in connection therewith;  or (c) change or amend any other term if such change or amendment would materially increase the obligations of the  obligor  or confer  additional  material  rights  of the  holder of such
Preferred Stock in a manner adverse to the Company, any of its Subsidiaries, the
Administrative Agent or any Lender; provided, however, the issuance of Preferred
Stock  to  BNP  Paribas  or its  Affiliates  pursuant  to  section  (ii)  of the definition  of  Preferred  Stock will not result in a violation  of this Section
6.16.

            SECTION 6.17 Changes in Fiscal Year or Fiscal  Quarter.  The Company
shall not make any change to its  accounting  practices if such change would not comply with GAAP or make any change in its Fiscal Quarters or Fiscal Year.

                                       61

                                  ARTICLE VII

                               FINANCIAL COVENANTS

            So long as any Note shall remain unpaid or any Lender shall have any
Commitment hereunder, without the consent of the Required Lenders:

            SECTION  7.01  Senior Debt  Coverage  Ratio.  The Company  shall not permit the Senior  Debt  Coverage  Ratio at any time  during a period  specified below  to be  greater  than (i) 2.75 to 1.00  for the  period  beginning  on the
Closing Date through and including  December 31, 2001; (ii) 2.50 to 1.00 for the period beginning January 1, 2002 through and including June 30, 2002; (iii) 2.25 to 1.00 for the period beginning July 1, 2002 through and including December 31,
2002; and (iv) 2.00 to 1.00 thereafter.

            SECTION 7.02 Total Debt Coverage Ratio. The Company shall not permit the Total Debt Coverage Ratio at any time during a period  specified below to be greater  than (i) 4.50 to 1.00 for the  period  beginning  on the  Closing  Date through  and  including  December  31,  2001;  (ii) 4.25 to 1.00 for the  period beginning  January 1, 2002 through and  including  June 30, 2002;  (iii) 4.00 to
1.00 for the period  beginning July 1, 2002 through and including  September 30,
2002;  (iv) 3.75 to 1.00 for the period  beginning  October 1, 2002  through and including  December 31, 2002; (v) 3.50 to 1.00 for the period beginning  January
1, 2003 through and including  March 31, 2003;  (vi) 3.25 to 1.00 for the period beginning  April 1, 2003 through and including  June 30, 2003; and (vii) 3.00 to
1.00 thereafter.

            SECTION  7.03 Debt Service  Coverage  Ratio.  The Company  shall not permit the Debt Service  Coverage Ratio as of the last day of any fiscal quarter of the Company to be less than (i) 1.15 to 1.00 for the period  beginning on the
Closing Date  through and  including  March 31, 2002;  (ii) 1.20 to 1.00 for the period  beginning April 1, 2002 through and including June 30, 2002;  (iii) 1.25 to 1.00, for the period  beginning July 1, 2002 through and including  September
30, 2002; and (iv) 1.30 to 1.00 thereafter.

            SECTION  7.04  Minimum  EBITDA.  The Company  shall  maintain at all times,  calculated as of the last day of each Fiscal Quarter commencing with the
Fiscal  Quarter  beginning on July 1, 2001,  Minimum EBITDA of not less than (i)
$4,699,000 for the Fiscal Quarter ending September 30, 2001, (provided, however,
EBITDA for the quarter  ending  September  30, 2001 shall be increased by adding non-recurring  charges  associated with the  amortization of remaining loan fees and any waiver  fees and any  termination  cost  associated  with the  Company's current interest rate protection  agreement during such quarter in the amount of
$1,600,000.00); (ii) $4,950,000 for the Fiscal Quarter ending December 31, 2001,
(iii)  $5,584,000 for the Fiscal Quarter ending March 31, 2002;  (iv) $6,646,000 for the Fiscal  Quarter  ending June 30,  2002;  (v)  $7,423,000  for the Fiscal
Quarter  ending on September 30, 2002;  (vi)  $8,069,000  for the Fiscal Quarter
ending December 31, 2002;  (vii)  $8,802,000 for the Fiscal Quarter ending March
31, 2003; (viii) $9,740,000 for the Fiscal Quarter ending June 30, 2003 and (ix)
$10,769,000 for the Fiscal Quarter ending September 30, 2003; provided, however, if the Company  completes an equity offering of Preferred Stock or common stock, or a  combination  thereof,  of the Company with net cash  proceeds in excess of
$5,000,000  (excluding the net cash proceeds of any equity offering of Preferred
Stock to BNP Paribas or any Affiliate thereof), the Company shall be required to

                                       62

maintain  at all times,  calculated  as of the last day of each  Fiscal  Quarter commencing with the Fiscal Quarter beginning on July 1, 2001,  Minimum EBITDA of not less than (i) $4,699,000  for the Fiscal Quarter ending  September 30, 2001,
(provided,  however,  EBITDA for the quarter ending  September 30, 2001 shall be increased by adding  non-recurring  charges  associated with the amortization of remaining loan fees and any waiver fees and any termination cost associated with the Company's current interest rate protection  agreement during such quarter in the amount of  $1,600,000.00);  (ii)  $4,950,000  for the Fiscal  Quarter ending
December 31, 2001,  (iii)  $5,584,000  for the Fiscal  Quarter  ending March 31,
2002;  (iv)  $6,276,000  for the  Fiscal  Quarter  ending  June  30,  2002;  (v)
$7,010,000 for the Fiscal Quarter ending on September 30, 2002;  (vi) $7,621,000 for the Fiscal Quarter ending December 31, 2002; (vii) $8,313,000 for the Fiscal
Quarter ending March 31, 2003;  (viii)  $9,199,000 for the Fiscal Quarter ending
June 30, 2003 and (ix)  $10,171,000 for the Fiscal Quarter ending  September 30,
2003.

                                  ARTICLE VIII

                         EVENTS OF DEFAULT AND REMEDIES

            SECTION  8.01  Events of Default.  Any one or more of the  following shall constitute an Event of Default hereunder:

            (a) The Company  shall fail to pay any  principal  amount owing when due pursuant to this Agreement or the Notes; or

            (b) The Company shall fail to pay any  interest,  fees, or any other amounts owing  pursuant to this Agreement or the Notes within three (3) Business
Days of the due date thereof; or

            (c) The  Company  shall fail to perform or observe  any  covenant or agreement  contained in Section 5.04, Section 5.08 or Section 6.03, if remaining unremedied for a period of ten (10) days after (x) an Executive  Officer becomes aware of such failure or (y) the Administrative Agent or any Lender gives notice to the Company as provided under Section 10.03; or

            (d) The  Company  shall fail to perform or observe  any  covenant or agreement  contained in Section 5.01,  Section 5.02, Section 5.03, Section 5.12,
Section  5.15,  Section  5.16,  Article VI (other than Section 6.03) and Article
VII; or

            (e) The Company shall fail to perform or observe any other  covenant or  agreement  set forth in this  Agreement,  other  than those  referred  to in clauses  (a),  (b),  (c) and (d) above,  and (to the extent such  failure can be remedied) such failure of performance  shall not be remedied  within thirty (30)
days after the  earlier of the date on which (1) the  Company or any  Subsidiary obtains  knowledge  thereof and (2) written notice thereof has been given by the
Administrative Agent to the Company; or

                                       63

            (f) Any  representation,  warranty or statement made by or on behalf of the Company or any  Guarantor  to the  Administrative  Agent or any Lender in
this Agreement,  the Company Security  Agreement,  the Company Pledge Agreement,
the Company Trademark Security Agreement,  the Guarantor Security Agreement, the
Guarantor Pledge Agreement,  the Guarantor  Trademark  Security  Agreement,  the
Mortgage  and  the  Assignment  of  Leases  shall  be in  any  material  respect incorrect,  false or misleading as of the time at which such  representation  or warranty was given, or any  representation,  warranty or statement made by or on behalf of the Company or any  Guarantor  to any Agent or any Lender in any other
Loan Documents or in any financial  statement,  report or certificate  furnished pursuant to this Agreement shall be in any material respect incorrect,  false or misleading  as of the time at which such  representation,  warranty or statement was made; or

            (g) The Company or any of its Subsidiaries fails to make any payment as and when such payment is due upon any Indebtedness having an aggregate unpaid principal  balance  in excess of  $250,000,  other  than  Indebtedness  owing or arising pursuant to this Agreement and the Notes, or any other default, event or condition  shall  have  occurred  or  exist  with  respect  to  any  such  other
Indebtedness,  or under any  agreement  or  instrument  evidencing,  securing or related  to such  other  Indebtedness,  the  effect of which is to cause,  or to permit the holder or owner of such  Indebtedness to cause,  such Indebtedness or any portion thereof, to become due prior to its stated maturity date or prior to its regularly scheduled dates of payment; or

            (h) A  default  or event  of  default  shall  have  occurred  and be continuing under any Subordinated Debt,  including the Senior  Subordinated Note
Purchase Agreement or the Preferred Stock; or

            (i)  The  Company  or  any  of  its  Subsidiaries  defaults  in  the observance or performance of any Material Contract; or

            (j) The Company or any of its  Subsidiaries  makes an assignment for the benefit of its creditors or files a voluntary  petition seeking relief under any  provision of any  bankruptcy,  reorganization,  arrangement,  insolvency or readjustment  of  debt,  dissolution  or  liquidation  law of any  jurisdiction, whether now or hereafter in effect; or

            (k) Any involuntary  petition is filed against the Company or any of its Subsidiaries under any bankruptcy, reorganization,  arrangement, insolvency, readjustment  of  debt,  dissolution  or  liquidation  law of any  jurisdiction, whether now or hereafter in effect,  and such petition shall remain  undismissed for a period of sixty (60) days or the Company approves,  consents or acquiesces thereto; or

            (l) The Company  incurs any liability or is exposed to any potential liability  under any  employee  benefit plan that has or would have a Materially
Adverse Effect; or

            (m) Final  judgment  for the  payment of money in excess of $250,000
(not fully covered by insurance) or otherwise having a Materially Adverse Effect shall have been rendered  against the Company or any of its Subsidiaries and the
same  shall  have  remained  unpaid,  unstayed  on  appeal,   undischarged,   or
undismissed  for a period of sixty (60) days,  or such  longer  period as may be permitted by Applicable Law, during which execution may not be made, provided no

                                       64

judgment  Lien has  attached or continues to attach to the assets of the Company or such Subsidiary during such longer period; or

            (n) Any Change in Control occurs; or

            (o) Two of Michael  DeDomenico,  the President  and Chief  Executive
Officer of the Company, Ron Jackson, the Executive Vice President, Operations of
the Company,  or Gregg F. Stewart,  the Chief  Financial  Officer of the Company
shall  cease to  function  in such  capacities  and shall not be  replaced  with persons of substantially equal qualifications, ability and experience within 120 days of such individuals ceasing to serve in such capacities; or

            (p) Any change occurs which has had or could  reasonably be expected to have a Materially Adverse Effect.

            SECTION 8.02 Remedies on Default.

            (a) Upon (i) the occurrence and during the  continuation of an Event of Default (other than an Event of Default  described in Section 8.01(j) or (k))
and (ii) the receipt of written  instructions by the  Administrative  Agent from
the  Required  Lenders,   the  Administrative  Agent  shall  (x)  terminate  all
obligations of the Lenders to the Company,  including,  without limitation,  the
Commitments and all  obligations to make Advances under this Agreement,  and (y)
declare the Notes, including,  without limitation,  principal,  accrued interest and costs of collection  (including,  without limitation,  reasonable attorneys'
fees  if  collected  by  or  through  an  attorney  at  law  or  in  bankruptcy,
receivership  or  other  judicial   proceedings)   and  all  other   Obligations
immediately due and payable,  without presentment,  demand, protest or any other notice of any kind, all of which are expressly waived.

            (b) Upon the occurrence of an Event of Default under Section 8.01(j)
or (k)  all  obligations  of the  Lenders  to the  Company,  including,  without limitation,  the  Commitments,  shall  terminate  automatically  and the  Notes,
including,  without  limitation,   principal,  accrued  interest  and  costs  of
collection  (including,  without  limitation,   reasonable  attorneys'  fees  if
collected  by or through an attorney at law or in  bankruptcy,  receivership  or other judicial  proceedings) and all other  Obligations shall be immediately due and payable,  without presentment,  demand,  protest, or any other notice of any kind, all of which are expressly waived.

            (c) Upon the occurrence of an Event of Default and  acceleration  of the Notes as provided  in (a) or (b) above,  the  Administrative  Agent with the written consent of the Required  Lenders,  may pursue any remedy available under this Agreement, the Notes, the Security Documents or any other Loan Document, or available at law or in equity,  all of which shall be cumulative.  The order and manner in which the rights and remedies of the Lenders under the Loan  Documents and otherwise may be exercised shall be determined by the Required Lenders.

            (d)  Regardless  of how each Lender may treat the  payments  for the purpose of its own  accounting,  for the  purpose  of  computing  the  Company's obligations  hereunder and under the Notes,  no application of the payments will cure any Event of Default or prevent acceleration, or continued acceleration, of amounts  payable under the Loan Documents or prevent the exercise,  or continued
exercise,  of rights or remedies of the Lenders  hereunder  or under  applicable law.

                                       65

                                   ARTICLE IX

                                    THE AGENT

            SECTION 9.01 Appointment of Administrative Agent.

            (a)  Each  Lender   irrevocably   appoints   SunTrust  Bank  as  the
Administrative Agent and authorizes it to take such actions on its behalf and to exercise  such powers as are  delegated to the  Administrative  Agent under this
Agreement  and the other Loan  Documents,  together  with all such  actions  and powers that are reasonably  incidental  thereto.  The  Administrative  Agent may perform  any of its duties  hereunder  or under the other Loan  Documents  by or through  any  one or  more  sub-agents  or  attorneys-in-fact  appointed  by the
Administrative  Agent.  The  Administrative  Agent  and any  such  sub-agent  or attorney-in-fact  may perform any and all of its duties and  exercise its rights and powers through their respective Related Parties. The exculpatory  provisions set forth in this Article shall apply to any such sub-agent or  attorney-in-fact and the Related Parties of the Administrative  Agent, any such sub-agent and any such  attorney-in-fact  and  shall  apply  to  their  respective  activities  in connection with the syndication of the credit facilities  provided for herein as well as activities as Administrative Agent.

            (b) The Issuing Bank shall act on behalf of the Lenders with respect to any Letters of Credit  issued by it and the  documents  associated  therewith until such time and except for so long as the Administrative  Agent may agree at the request of the  Required  Lenders to act for the Issuing  Bank with  respect thereto;  provided,  that the  Issuing  Bank  shall  have all the  benefits  and immunities  (i)  provided to the  Administrative  Agent in this  Article IX with respect  to any  acts  taken  or  omissions  suffered  by the  Issuing  Bank  in connection  with  Letters of Credit  issued by it or proposed to be issued by it and the  application  and  agreements  for letters of credit  pertaining  to the
Letters  of Credit as fully as the term  "Administrative  Agent" as used in this
Article IX included the Issuing Bank with respect to such acts or omissions  and
(ii) as  additionally  provided in this  Agreement  with  respect to the Issuing
Bank.

            SECTION  9.02  Nature  of  Duties  of   Administrative   Agent.  The
Administrative  Agent  shall not have any  duties or  obligations  except  those expressly  set forth in this  Agreement  and the other Loan  Documents.  Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any  fiduciary or other  implied  duties,  regardless of whether a
Default  or an  Event  of  Default  has  occurred  and is  continuing,  (b)  the
Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary  powers, except those discretionary rights and powers expressly  contemplated by the Loan Documents that the  Administrative  Agent is required to exercise in writing by the Required Lenders (or such other number or percentage  of the  Lenders as shall be  necessary  under the  circumstances  as provided in Section  10.02),  and (c) except as expressly  set forth in the Loan
Documents,  the  Administrative  Agent shall not have any duty to disclose,  and shall not be liable for the failure to disclose, any information relating to the
Company or any of its  Subsidiaries  that is  communicated to or obtained by the
Administrative   Agent  or  any  of  its   Affiliates  in  any   capacity.   The
Administrative  Agent  shall not be liable for any action  taken or not taken by it, its  sub-agents or  attorneys-in-fact  with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall

                                       66

be necessary  under the  circumstances  as provided in Section  10.02) or in the absence of its own gross negligence or willful  misconduct.  The  Administrative
Agent  shall  not  be  responsible  for  the  negligence  or  misconduct  of any sub-agents  or  attorneys-in-fact  selected  by it  with  reasonable  care.  The
Administrative  Agent  shall not be deemed to have  knowledge  of any Default or
Event of  Default  unless  and  until  written  notice  thereof  is given to the
Administrative  Agent by the Company or any Lender, and the Administrative Agent
shall not be  responsible  for or have any duty to ascertain or inquire into (i)
any statement, warranty or representation made in or in connection with any Loan
Document,  (ii) the  contents  of any  certificate,  report  or  other  document delivered hereunder or thereunder or in connection herewith or therewith,  (iii)
the  performance  or observance of any of the  covenants,  agreements,  or other terms  and  conditions  set  forth in any  Loan  Document,  (iv)  the  validity, enforceability,  effectiveness  or genuineness of any Loan Document or any other agreement,  instrument or document, or (v) the satisfaction of any condition set forth in Article III or  elsewhere in any Loan  Document,  other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.
The  Administrative  Agent may consult with legal counsel (including counsel for the Company) concerning all matters pertaining to such duties.

            SECTION 9.03 Lack of Reliance on the  Administrative  Agent. Each of
the  Lenders,  the Swing Line Lender and the Issuing Bank  acknowledges  that it has,  independently  and without reliance upon the  Administrative  Agent or any other  Lender  and based on such  documents  and  information  as it has  deemed appropriate,  made its own  credit  analysis  and  decision  to enter  into this
Agreement.  Each of the Lenders, the Swing Line Lender and the Issuing Bank also
acknowledges  that  it  will,   independently  and  without  reliance  upon  the
Administrative  Agent  or any  other  Lender  and  based on such  documents  and information as it has deemed appropriate,  continue to make its own decisions in taking or not taking of any action under or based on this Agreement, any related agreement or any document furnished hereunder or thereunder.

            SECTION  9.04 Certain  Rights of the  Administrative  Agent.  If the
Administrative  Agent shall request  instructions from the Required Lenders with respect to any action or actions  (including  the failure to act) in  connection with this Agreement,  the Administrative Agent shall be entitled to refrain from such  act  or  taking  such  act,  unless  and  until  it  shall  have  received instructions  from such Lenders;  and the  Administrative  Agent shall not incur liability  to any  Person by  reason  of so  refraining.  Without  limiting  the foregoing,  no Lender  shall  have any right of action  whatsoever  against  the
Administrative  Agent  as  a  result  of  the  Administrative  Agent  acting  or refraining  from acting  hereunder in accordance  with the  instructions  of the
Required Lenders where required by the terms of this Agreement.

            SECTION 9.05 Reliance by  Administrative  Agent. The  Administrative
Agent  shall be  entitled to rely upon,  and shall not incur any  liability  for relying upon, any notice, request, certificate,  consent, statement, instrument, document or other writing  believed by it to be genuine and to have been signed, sent or made by the proper Person. The  Administrative  Agent may also rely upon any statement made to it orally or by telephone and believed by it to be made by the proper  Person and shall not incur any liability  for relying  thereon.  The
Administrative  Agent may consult with legal counsel  (including counsel for the
Company),  independent  public  accountants and other experts selected by it and shall not be liable for any action taken or not taken by it in  accordance  with the advice of such counsel, accountants or experts.

                                       67

            SECTION 9.06 The  Administrative  Agent in its Individual  Capacity.
The bank  serving as the  Administrative  Agent  shall have the same  rights and powers  under this  Agreement  and any other Loan  Document in its capacity as a
Lender as any other Lender and may exercise or refrain from  exercising the same as  though  it were  not the  Administrative  Agent;  and the  terms  "Lenders",
"Required  Lenders",  "holders of Notes", or any similar terms shall, unless the context clearly otherwise  indicates,  include the  Administrative  Agent in its individual  capacity.  The  bank  acting  as the  Administrative  Agent  and its
Affiliates may accept deposits from, lend money to, and generally  engage in any kind of business with the Company or any  Subsidiary or Affiliate of the Company
as if it were not the Administrative Agent hereunder.

            SECTION 9.07 Successor Administrative Agent.

            (a) The Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Company. Upon any such resignation,  the Required
Lenders  shall  have the right to  appoint  a  successor  Administrative  Agent, subject to the  approval  by the  Company  provided  that no Default or Event of
Default  shall exist at such time.  If no successor  Administrative  Agent shall have been so appointed,  and shall have accepted such appointment within 30 days after the retiring  Administrative  Agent gives notice of resignation,  then the retiring  Administrative  Agent may,  on behalf of the  Lenders  and the Issuing
Bank, appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the United States of America or any state thereof or a bank which maintains an office in the United States, having a combined capital and surplus of at least $500,000,000.

            (b) Upon the  acceptance of its  appointment  as the  Administrative
Agent  hereunder  by a  successor,  such  successor  Administrative  Agent shall thereupon succeed to and become vested with all the rights,  powers,  privileges and duties of the retiring Administrative Agent, and the retiring Administrative
Agent shall be discharged from its duties and  obligations  under this Agreement and the other Loan Documents. If within 45 days after written notice is given of the  retiring  Administrative  Agent's  resignation  under this  Section 9.07 no successor Administrative Agent shall have been appointed and shall have accepted such appointment,  then on such 45th day (i) the retiring Administrative Agent's resignation shall become effective, (ii) the retiring Administrative Agent shall thereupon be discharged from its duties and obligations under the Loan Documents and (iii) the  Required  Lenders  shall  thereafter  perform  all  duties of the retiring  Administrative  Agent under the Loan Documents  until such time as the
Required  Lenders  appoint a successor  Administrative  Agent as provided above.
After any retiring Administrative Agent's resignation hereunder,  the provisions of this  Article IX shall  continue in effect for the  benefit of such  retiring
Administrative  Agent  and its  representatives  and  agents in  respect  of any actions  taken  or not  taken  by any  of  them  while  it  was  serving  as the
Administrative Agent.

            SECTION 9.08  Authorization  to Execute other Loan  Documents.  Each
Lender hereby  authorizes the  Administrative  Agent to execute on behalf of all
Lenders all Loan Documents other than this Agreement.

            SECTION  9.09   Indemnification.   Each  Lender  shall,  ratably  in
accordance  with the respective  outstanding  principal  amount of its Advances, indemnify and hold the Administrative Agent and its directors,  officers, agents and employees  harmless  against any and all liabilities,  obligations,  losses,

                                       68

damages, penalties,  actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, attorneys' fees and  disbursements)  that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of the Loan Documents  (other than losses  incurred by reason of the failure by the Company to pay the  obligations due to the Lenders  hereunder or under the Revolving  Notes) or any action taken or not taken by it as  Administrative  Agent  thereunder,  except  for the gross negligence or willful misconduct of the Administrative Agent. Without limitation of the  foregoing,  each Lender shall  reimburse the  Administrative  Agent upon demand for that Lender's  ratable  share of any cost or expense  incurred by the
Administrative Agent in connection with the negotiation, preparation, execution,
delivery,   administration,   amendment,  waiver,  refinancing,   restructuring,
reorganization  (including a bankruptcy  reorganization)  or  enforcement of the
Loan  Documents,  to the extent that the Company is required to pay that cost or expense but fails to do so upon demand.

                                   ARTICLE X

                                  MISCELLANEOUS

            SECTION 10.01 Survival.  All covenants,  agreements,  warranties and representations made herein, in the other Loan Documents, or in any certificates or other  documents  delivered in connection with this Agreement by or on behalf of the Company or any Guarantor  shall survive the advances of money made by the
Lenders to the Company  hereunder  and the  delivery of this  Agreement  and the other  Loan  Documents,  and all  such  covenants,  agreements,  warranties  and representations  shall be binding  upon and inure to the benefit of the Company, the Guarantors,  the Lenders,  the  Administrative  Agent,  and their respective successors and assigns, whether or not so expressed, provided, however, that the
Company  may not  assign or  transfer  any of its rights  under  this  Agreement without the prior written consent of each of the Lenders.

            SECTION 10.02  Amendments;  Consents.  No  amendment,  modification, supplement,  termination,  or waiver of any  provision of this  Agreement or any other Loan  Document,  and no  consent  to any  departure  by the  Company,  any
Guarantor  or any  Subsidiary  of the  Company  therefrom,  may in any  event be effective unless in writing signed by the Required Lenders, and then only in the specific instance and for the specific purpose given;  provided,  however,  that without  the  consent of Lenders  whose  combined  Pro Rata  Shares of the Total
Commitments are at least seventy-five  percent (75%) of the Total Commitments no amendment,  waiver  or  modification  of  Section  2.01(d)  shall be  effective;
provided,  further,  that  without the  approval in writing of all  Lenders,  no amendment,  modification,  supplement,  termination,  waiver,  or consent may be effective:

            (a) to amend or modify the principal of, reduce the rate of interest payable on, or any fees with  respect  to, any  Lender's  Note,  the Fees or the amount of any Lender's Commitment;

                                       69

            (b) to postpone any date fixed for any payment of  principal  of, or any installment of interest on, any Lender's Notes or the Fees, or to extend the term of any Lender's Commitment;

            (c)  to  amend  or  modify  the   definitions  of  "Revolving   Loan
Commitment" or "Required Lenders",  to amend or modify the provisions of Section
10.07 or of this Section 10.02;

            (d)  except as  otherwise  allowed  herein,  to  release  any of the
Collateral pledged to the  Administrative  Agent for the benefit of, inter alia, the  Administrative  Agent or the Lenders pursuant to the Security  Documents to secure the Obligations, if any Obligations are outstanding or any Commitment has not been terminated;

            (e) to consent to the existence of any other lien, security interest or encumbrance on the Collateral except as otherwise permitted herein;

            (f) to subordinate  any of the Obligations or the Commitments to any
other indebtedness of the Company or any of its Subsidiaries; and

            (g) to release any  Guarantor  or to consent to the  termination  or modification  of any Guaranty  Agreement,  except for (or in connection  with) a sale of Guarantor permitted hereunder.

Any amendment, modification, supplement, termination, waiver or consent effected in  accordance  with this  Section  10.02 shall  apply  equally to, and shall be binding upon, all Lenders and the Administrative Agent.

            SECTION  10.03  Notices.  All notices,  consents,  demands and other communications  provided for hereunder,  unless otherwise provided,  shall be in writing and mailed,  sent by facsimile  transmission or delivered to the parties hereto  addressed as follows or at such other  address as shall be designated by any party in a written notice to the other party hereto:

                        If to the Company:

                        NuCo2 Inc.
                        2800 SE Market Place
                        Stuart, Florida 34997
                        Attn: Mr. Gregg F. Stewart
                        Chief Financial Officer
                        Telecopier No.: (561) 221-1690
                        Confirmation No.: (561) 221-1754

                        with a copy to:

                        NuCo2 Inc.
                        2800 SE Market Place
                        Stuart, Florida 34997

                                       70

                        Attn: Eric M. Wechsler, Esq.
                        Telecopier No.: (561) 221-1690
                        Confirmation No.: (561) 221-1754

                        If to the Administrative Agent, the Swing Line Lender or
                        the Issuing Bank:

                        SunTrust Bank
                        501 East Las Olas Blvd.
                        Ft. Lauderdale, FL  33301
                        Attn:  Ms. Sandra Tozzie
                        Telecopier No.: (954) 765-7334
                        Confirmation No.: (954) 765-7301

                        with a copy to:

                        King & Spalding
                        191 Peachtree St.
                        Atlanta, Georgia 30303
                        Attn:  G. Lemuel Hewes, Esq.
                        Telecopier No.:   404-572-5149
                        Confirmation No.: 404-572-4862

                        If to any other Lender or Agent:

                        The address,  telecopier  and  confirmation  numbers set
                        forth opposite its name on the signature pages hereof.

            All  notices  that are sent by  facsimile  transmission  or are hand delivered  shall be deemed to be delivered  upon receipt.  All notices which are mailed shall be mailed first class  certified  mail--return  receipt  requested, postage prepaid, and shall be deemed delivered upon actual receipt or three days after being deposited in the mail, whichever shall occur first.

            The parties hereto agree that their signatures by facsimile shall be effective and binding upon them as though executed in ink on paper, and that the parties  shall  exchange  original ink  signatures  promptly  following any such delivery by facsimile.

            SECTION 10.04 Severability; Time of Essence. Every provision of this
Agreement and the other Loan Documents are intended to be severable. If any term or provision  of this  Agreement or the Loan  Documents,  or any other  document delivered in connection  herewith  shall be  unenforceable  in any respect,  the enforceability of the remaining  provisions shall not thereby be affected.  Time is of the essence of this Agreement and the other Loan Documents.

            SECTION 10.05 Governing Law; Submission to Jurisdiction.

            (a) THIS  AGREEMENT  AND THE RIGHTS AND  OBLIGATIONS  OF THE PARTIES
HEREUNDER  AND UNDER THE NOTES  SHALL BE  CONSTRUED  IN  ACCORDANCE  WITH AND BE

                                       71

GOVERNED BY THE LAW (WITHOUT  GIVING  EFFECT TO THE  CONFLICT OF LAW  PRINCIPLES
THEREOF) OF THE STATE OF NEW YORK.

            (b) ANY LEGAL ACTION OR PROCEEDING  WITH RESPECT TO THIS  AGREEMENT,
THE NOTES,  OR ANY OTHER LOAN  DOCUMENT MAY BE BROUGHT IN ANY COURT OF THE STATE
OF NEW YORK OR IN ANY COURT OF THE  UNITED  STATES OF AMERICA  FOR THE  SOUTHERN
DISTRICT OF NEW YORK,  AND, BY  EXECUTION  AND DELIVERY OF THIS  AGREEMENT,  THE
COMPANY HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY,  GENERALLY AND
UNCONDITIONALLY,  THE JURISDICTION OF THE AFORESAID  COURTS.  THE PARTIES HERETO
HEREBY  IRREVOCABLY  WAIVE  TRIAL BY JURY,  AND THE COMPANY  HEREBY  IRREVOCABLY
WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING
OF VENUE OR BASED ON THE  GROUNDS OF FORUM NON  CONVENIENS,  WHICH IT MAY NOW OR
HEREAFTER  HAVE  TO THE  BRINGING  OF ANY  SUCH  ACTION  OR  PROCEEDING  IN SUCH
RESPECTIVE JURISDICTIONS.

            (c) THE  COMPANY  IRREVOCABLY  CONSENTS TO THE SERVICE OF PROCESS OF
ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING
OF COPIES  THEREOF BY  REGISTERED OR CERTIFIED  MAIL,  POSTAGE  PREPAID,  TO THE
COMPANY AT ITS SAID ADDRESS,  SUCH SERVICE TO BECOME  EFFECTIVE THIRTY (30) DAYS
AFTER SUCH MAILING.

            (d) Nothing herein shall affect the right of any Agent,  the Issuing
Bank, the Swing Line Lender,  any Lender, any holder of a Note or the Company to serve  process  in any  other  manner  permitted  by law  or to  commence  legal proceedings or otherwise proceed against the Company in any other jurisdiction.

            (e) The Company hereby irrevocably designates, appoints and empowers
CT Corporation  System,  whose present address is 111 Eighth Avenue, 13th Floor,
New York, New York,  10011, as its authorized  agent to receive,  for and on its behalf and its property, service of process in the State of New York when and as such legal actions or  proceedings  may be brought in the courts of the State of
New York or of the  United  States of  America  sitting  in New  York,  and such service of process shall be deemed complete upon the date of delivery thereof to such agent  whether or not such agent gives notice  thereof to the  Company,  or upon the  earliest of any other date  permitted by  applicable  law. The Company
shall  furnish  the  consent  of  CT  Corporation   System  so  to  act  to  the
Administrative  Agent on or prior to the Closing Date.  It is understood  that a copy  of said  process  served  on such  agent  will as soon as  practicable  be forwarded  to the Company,  at its address set forth  below,  but its failure to receive  such copy  shall not affect in any way the  service of said  process on said agent as the agent of the Company.  The Company irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding  by the  mailing of the  copies  thereof by  certified  mail,  return receipt requested,  postage prepaid, to it at its address set forth herein, such service to become  effective  upon the earlier of (i) the date ten (10) calendar days after such mailing or (ii) any earlier date  permitted by  applicable  law.
The Company agrees that it will at all times  continuously  maintain an agent to receive  service of process in the State of New York on behalf of itself and its

                                       72

properties and in the event that,  for any reason,  the agent named above or its successor  shall no longer  serve as its agent to receive  service of process in the State of New York on its behalf, it shall promptly appoint a successor so to serve and shall advise the Agents and the Lenders  thereof (and shall furnish to the Administrative  Agent the consent of any successor agent so to act). Nothing in this  Section  10.05  shall  affect  the right of any Agents or any Lender to bring proceedings against the Company in the courts of any other jurisdiction or to serve process in any other manner permitted by applicable law.

            SECTION 10.06 Payment of Costs. The Company shall pay all reasonable costs,  expenses,  taxes  and  fees  incurred  by the  Administrative  Agent  in connection  with the  negotiation,  preparation,  execution and delivery of this
Agreement, the term sheet relating to this Agreement, the Security Documents and all other Loan Documents,  including,  without limitation, all of the reasonable professional  fees and  expenses  of King &  Spalding,  special  counsel  to the
Administrative Agent.

            SECTION 10.07  Indemnity.  The Company agrees to protect,  indemnify and save  harmless  each Agent and each  Lender,  and all  directors,  officers, employees and agents of each Agent and each Lender, from and against any and all
(i) claims, demands and causes of action of any nature whatsoever brought by any person or entity not a party to this  Agreement  and arising  from or related or incident to this Agreement or any other Loan  Document,  (ii) costs and expenses incident to the defense of such claims, demands and causes of action, including,
without   limitation,   reasonable   attorneys'  fees,  and  (iii)  liabilities,
judgments,  settlements,  penalties  and  assessments  arising from such claims, demands and causes of action,  provided such claims,  costs and  liabilities are not the result of the gross  negligence  or willful  misconduct of such Agent or such  Lender.  The  indemnity  contained  in  this  Section  shall  survive  the termination of this Agreement.

            SECTION 10.08 Benefit of the Agreement.

            (a) This Agreement shall be binding upon and inure to the benefit of and be  enforceable  by the  respective  successors  and  assigns of the parties hereto, provided that the Company may not assign or transfer any of its interest hereunder  without  the  prior  written  consent  of the  Lenders,  and no  such assignment or transfer of any such obligations  shall relieve the Company of its obligations hereunder unless each Lender shall have consented to such release in a writing specifically  referring to the obligation from which the Company is to be released.

            (b) Any Lender may make,  carry or transfer  Advances  at, to or for the account of, any of its branch  offices or the office of an Affiliate of such
Lender.  Any Lender may at any time  assign all or any  portion of its rights in this Agreement and the Revolving  Notes issued to it to a Federal  Reserve Bank;
provided  that no such  assignment  shall  release  the  Lender  from any of its obligations hereunder.

            (c) Each  Lender  may  assign or  delegate  all or a portion  of its interests,  rights  and  obligations  under  this  Agreement  and the other Loan
Documents (including all or a portion of any of its Commitments and the Advances at the time owing to it and the Revolving Notes held by it) to another financial or lending institution or entity; provided, however, that (i) the Administrative
Agent and the Company must give their prior written  consent to such  assignment

                                       73

(which consent, in the case of the Company,  shall not be unreasonably  withheld or delayed)  unless such  assignment is to an Affiliate of the assigning  Lender or, in the case of the  Company,  unless a Default  or an Event of  Default  has occurred and is continuing, (ii) such assignment or delegation is complete or is in  minimum  increments  of  $1,000,000,  and  (iii)  the  parties  to each such assignment shall execute and deliver to the  Administrative  Agent an Assignment
Agreement,  and,  together with a Revolving  Note or Revolving  Notes subject to such assignment and, unless such assignment is to an Affiliate of such Lender, a processing and recordation  fee of $1,000.  The Company shall not be responsible for such processing and recordation fee or any costs or expenses incurred by any
Lender (other than the Administrative Agent) in connection with such assignment.
From and after the effective date specified in each Assignment Agreement,  which effective  date shall be at least  five (5)  Business  Days after the  execution thereof,  the assignee  thereunder  shall be a party hereto and to the extent of the  interest  assigned  by such  Assignment  Agreement,  have  the  rights  and obligations  of a Lender under this  Agreement.  Within five (5)  Business  Days after receipt of the notice and the Assignment  Agreement,  the Company,  at its own expense,  shall execute and deliver to the Administrative Agent, in exchange for the surrendered  Revolving Note or Revolving  Notes, a new Revolving Note or
Revolving Notes to the order of such assignee in a principal amount equal to the applicable  Commitments assumed by it pursuant to such Assignment and Acceptance and new Revolving Note or Revolving Notes to the assigning  Lender in the amount of its retained Commitment or Commitments.  Such new Revolving Note or Revolving
Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Revolving Note or Revolving Notes, shall be dated the date of the  surrendered  Revolving Note or Revolving  Notes which they replace, and shall otherwise be in substantially the form attached hereto.

            (d)  Each  Lender  may from  time to time  sell or  otherwise  grant participations  in all or a portion  of its rights  and  obligations  under this
Agreement  and the other  Loan  Documents  (including  all or a  portion  of its
Commitments  and the Advances owing to it and the Revolving Notes held by it) to another financial or lending institution or entity,  whereupon the holder of any such  participation,  if the  participation  agreement  so  provides,  shall  be entitled to all of the rights of a Lender hereunder; provided, however, that (i)
the   Administrative   Agent  must  give  its  prior  written  consent  to  such
participation  unless such participation is to an Affiliate of such Lender, (ii)
such selling Lender's  obligations  under this Agreement shall remain unchanged,
(iii) such selling  Lender shall remain solely  responsible to the other parties hereto  for the  performance  of such  obligations,  and (iv) the  Company,  the
Administrative  Agent  and other  Lenders  shall  continue  to deal  solely  and
directly  with  each  Lender  in  connection   with  such  Lender's  rights  and
obligations  under this Agreement and the other Loan Documents,  and such Lender shall retain the sole right to enforce the  obligations of the Company  relating to the  Advances  and to approve any  amendment,  modification  or waiver of any provisions of this Agreement or the other Loan  Documents.  Any Lender selling a participation  hereunder  shall provide  prompt written notice to the Company of the name of such participant.

            SECTION 10.09 Subordination of Indebtedness. Any Indebtedness of any
Guarantor now or hereafter owed to the Company is hereby  subordinated  in right of payment to the payment by such  Guarantor  of its Guaranty  Obligations  such that if a default in the payment of the  Obligations  shall have occurred and be continuing,  any such  Indebtedness  of such Guarantor  owed to the Company,  if collected or received by the Company,  shall be held in trust

                                       74

by the  Company  for the  holders  of the  Obligations  and be paid  over to the
Lenders  and the  Administrative  Agent  for  application  of  such  Guarantor's
Guaranty Obligations.

            SECTION  10.10  Maximum  Interest  Rate.  Nothing  contained in this
Agreement  or any Note  shall  require  the  Company to pay  interest  at a rate exceeding the Maximum  Permissible  Rate. If interest  payable to any Lender for any period would exceed the Maximum  Permissible  Rate,  such interest  shall be reduced  automatically  to the  maximum  amount that will not exceed the Maximum
Permissible Rate, and interest payable to any Lender for any subsequent  period, to the extent less than the Maximum  Permissible Rate, shall, to that extent, be increased by the aggregate amount of all such reductions.

            SECTION 10.11 Entire  Agreement.  This  Agreement and the other Loan
Documents executed and delivered  contemporaneously  herewith, together with the exhibits  and  schedules  attached  hereto and  thereto,  constitute  the entire understanding of the parties with respect to the subject matter hereof,  and any other prior or contemporaneous agreements, whether written or oral, with respect thereto.  The execution of this  Agreement  and the other Loan  Documents by the
Company was not based upon any facts or materials provided by the Administrative
Agent or any  Lender,  nor was the Company or any  Guarantor  induced to execute this  Agreement or any other Loan Document by any  representation,  statement or analysis made by the Administrative Agent or any Lender.

            SECTION  10.12   Set-Off.   Upon  the   occurrence  and  during  the
continuance of any Event of Default,  each Lender,  and each of its branches and offices, is hereby authorized by the Company, at any time and from time to time, without  notice to the Company (i) to set off against,  and to  appropriate  and apply to the  payment  of the  Obligations  (in each  case  whether  matured  or unmatured)  any and all  amounts  owing by such  Lender,  or any such  office or branch,  to the  Company  (whether  payable in  Dollars  or any other  currency, whether matured or unmatured,  and, in the case of deposits,  whether general or special, time or demand and however evidenced) and (ii) pending any such action, to the extent  necessary,  to hold such  amounts as  collateral  to secure  such
Obligations and Guaranty  Obligations  and to return as unpaid for  insufficient funds any and all checks and other items drawn  against any  deposits so held as such Lender in its sole discretion may elect. Each Lender shall give the Company notice of its  intention  to  exercise  its  rights  under this  Section  10.12;
provided,  however, that failure by such Lender to give the Company notice shall not prevent such Lender from  exercising its rights as provided in this Section.
The Company,  to the fullest extent it may  effectively  do so under  Applicable
Law,  agrees that any holder of a  participation  in any  Advance  may  exercise rights of  set-off  and  counterclaim  and other  rights  with  respect  to such participation  as  fully  as if such  holder  of a  participation  were a direct creditor of the Company in the amount of such participation.

            SECTION 10.13  Counterparts.  This  Agreement may be executed in any number of counterparts,  each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same instrument.

            SECTION 10.14 Replacement Notes. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any
Note, and in the case of any such loss,  theft or destruction,  upon delivery of any indemnity agreement  reasonably  satisfactory to the Company or, in the case

                                       75

of any such  mutilation,  upon  surrender  and  cancellation  of such Note,  the
Company shall execute and deliver, in lieu thereof, a replacement note identical in form and  substance  to such Note and dated as of the date of such Note,  and upon such execution and delivery of the replacement  note all references in this
Agreement  and in all other Loan  Documents to the Note shall be deemed to refer to such replacement note.

            SECTION  10.15  Release.  In  consideration  of  the  Administrative
Agent's and the Lenders' agreement to enter into this Agreement and to establish the Commitments hereunder, the Company hereby (a) releases,  acquits and forever discharges the  Administrative  Agent and the Lenders,  their respective agents,
employees,   officers,   directors,   servants,   representatives,    attorneys,
affiliates,  successors and assigns (collectively,  the "Released Parties") from any and all liabilities,  claims, suits, debts, liens, losses, causes of action, demands,  rights,  damages,  costs and expenses of any kind, character or nature whatsoever,  known or unknown, fixed or contingent, that the Company may have or claim to have against the Administrative Agent and the Lenders which might arise out  of  or be  connected  with  any  act  of  commission  or  omission  of  the
Administrative  Agent or the Lenders  existing or  occurring  on or prior to the date of this Agreement,  including,  without limitation, any claims, liabilities or  obligations  relating  to or arising out of or in  connection  with the Loan
Documents (including,  without limitation,  arising out of or in connection with the  initiation,  negotiation,  closing or  administration  of the  transactions contemplated  thereby or related thereto),  from the beginning of time until the execution and delivery of this Agreement (the "Released  Claims") and (b) agrees forever to refrain from  commencing,  instituting  or  prosecuting  any lawsuit, action or other proceeding  against the Released Parties with respect to any and all Released Claims.

                                       76

            WITNESS the hand and seal of the parties  hereto  through their duly authorized officers, as of the date first above written.

                                               NUCO2 INC.,
                                               A FLORIDA CORPORATION

Address:
c/o NuCo2, Inc.                                By: /s/ Gregg Stewart
2800 S.E. Market Place                             ----------------------------
Stuart, Florida 34997                              Gregg Stewart
                                                   Chief Financial Officer

                                        SUNTRUST BANK, AS SUCCESSOR BY MERGER TO
                                        SUNTRUST BANK,  SOUTH FLORIDA,  NATIONAL
                                        ASSOCIATION    INDIVIDUALLY    AND    AS
                                        ADMINISTRATIVE  AGENT,  ISSUING BANK AND
                                        SWING LINE LENDER

                                        By:/s/ Karen C. Copeland
                                           -------------------------------------
                                        Name: Karen C. Copeland
                                        Title:Vice President

               [SIGNATURE PAGE TO THE REVOLVING CREDIT AGREEMENT]

                                       HELLER FINANCIAL, INC., AS A
                                       LENDER AND AS SYNDICATION AGENT

                                       By:/s/ Francois Delangle
                                          -------------------------------------
                                       Name:  Francois Delangle
                                       Title: Vice President

                                       Address for Notices:

                                       HELLER FINANCIAL, INC.
                                       500 West Monroe Street
                                       Chicago, Illinois 60661
                                       ATTN: Account Manager
                                             Corporate Finance
                                       Telecopy: (312) 441-7367

                                       With copies to:

                                       HELLER FINANCIAL, INC.
                                       622 Third Avenue
                                       32nd Floor
                                       New York, New York 10017
                                       ATTN: Francois Delangle
                                       Telecopy: (212) 880-2002

                                       And

                                       HELLER FINANCIAL, INC.
                                       500 West Monroe Street
                                       Chicago, Illinois 60661
                                       ATTN: Legal Services
                                             Corporate Finance
                                       Telecopy: (312) 441-6876

               [SIGNATURE PAGE TO THE REVOLVING CREDIT AGREEMENT]

                                    BNP PARIBAS, AS A LENDER AND AS
                                    DOCUMENTATION AGENT

                                    By: /s/ Ross A. Catlin
                                       ----------------------------------------
                                    Name:  Ross A. Catlin
                                    Title: Vice President

                                    By: /s/ Judith A. Keane
                                       ----------------------------------------
                                    Name:  Judith A. Keane
                                    Title: Vice President

                                    Address for Notices:

                                    -------------------------
                                    -------------------------
                                    -------------------------
                                    -------------------------

               [SIGNATURE PAGE TO THE REVOLVING CREDIT AGREEMENT]